GOLDMAN SACHS GOVERNMENT INCOME FUND

71 South Wacker Drive

Chicago, Illinois 60606

January 22, 2026

Dear Shareholder:

We are writing to inform you of an important matter concerning your investment in the Goldman Sachs Government Income Fund (the “Acquired Fund”). At a meeting held on December 9-10, 2025, the Board of Trustees of the Acquired Fund (the “Board”) approved a reorganization pursuant to which the Acquired Fund will be reorganized with and into another series of the Goldman Sachs Trust—the Goldman Sachs U.S. Mortgages Fund (the “Surviving Fund,” and together with the Acquired Fund, the “Funds”). Shareholders were first notified of the reorganization on December 12, 2025 in a supplement to the Acquired Fund’s then effective Prospectuses and Summary Prospectuses.

After careful consideration, the Board, including a majority of the Trustees who are not “interested persons” of the Funds, as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), approved the reorganization. After considering the recommendation of Goldman Sachs Asset Management, L.P. (“GSAM”), the investment adviser to the Funds, the Board, including a majority of the Independent Trustees, concluded that: (i) the reorganization is in the best interests of each Fund; and (ii) the interests of the shareholders of each Fund will not be diluted as a result of the reorganization.

Effective on or about February 27, 2026 (the “Closing Date”), unless you redeem your investment in the Acquired Fund, you will own shares in the Surviving Fund equal in dollar value to your interest in the Acquired Fund on the Closing Date. No sales charge, redemption fees or other transaction fees will be imposed in the reorganization. The reorganization is intended to be a tax-free reorganization for federal income tax purposes.

NO ACTION ON YOUR PART IS REQUIRED REGARDING THE REORGANIZATION. YOU WILL AUTOMATICALLY RECEIVE SHARES OF THE SURVIVING FUND IN EXCHANGE FOR YOUR SHARES OF THE ACQUIRED FUND AS OF THE CLOSING DATE. THE BOARD IS NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY.

If you have any questions regarding the attached Information Statement/Prospectus or other materials, please contact the Acquired Fund at 1-800-526-7384.

By Order of the Board of Trustees

of the Goldman Sachs Trust,

James A. McNamara

President

COMBINED INFORMATION STATEMENT

FOR

GOLDMAN SACHS GOVERNMENT INCOME FUND

(a series of the GOLDMAN SACHS TRUST)

AND

PROSPECTUS FOR

GOLDMAN SACHS U.S. MORTGAGES FUND

(a series of the GOLDMAN SACHS TRUST)

The address, telephone number and website of the Funds is:

71 South Wacker Drive

Chicago, Illinois 60606

1-800-526-7384

am.gs.com

Shares of the Goldman Sachs U.S. Mortgages Fund have not been approved or disapproved by the U.S. Securities and Exchange Commission (the “SEC”). The SEC has not passed upon the adequacy of this Information Statement/Prospectus. Any representation to the contrary is a criminal offense.

An investment in either the Goldman Sachs Government Income Fund (the “Acquired Fund”) or the Goldman Sachs U.S. Mortgages Fund (the “Surviving Fund,” and together with the Acquired Fund, the “Funds”) is not a bank deposit and is not insured or guaranteed by the U.S. Federal Deposit Insurance Corporation or any other government agency.

This Information Statement/Prospectus sets forth information about the Surviving Fund that an investor needs to know before investing. Please read this Information Statement/Prospectus carefully before investing and keep it for future reference.

The date of this Information Statement/Prospectus is January 22, 2026.

For more complete information about each Fund, please read the Fund’s Prospectus and Statement of Additional Information (“SAI”), as they may be amended and/or supplemented. Each Fund’s Prospectus and SAI, and other additional information about each Fund, have been filed with the SEC (www.sec.gov) and are available upon written or oral request and without charge by writing to the address above or calling the following toll-free number: 1-800-526-7384.

INTRODUCTION

This combined information statement/prospectus, dated January 22, 2026 (the “Information Statement/Prospectus”), is being furnished to shareholders of the Acquired Fund in connection with an Agreement and Plan of Reorganization between the Acquired Fund and the Surviving Fund (the “Plan”), pursuant to which the Acquired Fund will (i) transfer all of its assets attributable to each class of its shares to the Surviving Fund in exchange for shares of the Surviving Fund and the assumption by the Surviving Fund of all of the liabilities of the Acquired Fund; and (ii) distribute to its shareholders a portion of the Surviving Fund shares to which each shareholder is entitled (as discussed below) in complete liquidation of the Acquired Fund (the “Reorganization”). At a meeting held on December 9-10, 2025, the Board of Trustees of the Funds (the “Board” or “Trustees”) approved the Plan. A copy of the Plan is attached to this Information Statement/Prospectus as Exhibit A. Shareholders should read this entire Information Statement/Prospectus, including the exhibits, carefully.

After considering the recommendation of Goldman Sachs Asset Management, L.P. (“GSAM” or the “Investment Adviser”), investment adviser to the Funds, the Board concluded that: (i) the Reorganization is in the best interests of each Fund; and (ii) the interests of the shareholders of each Fund will not be diluted as a result of the Reorganization.

NO ACTION IS REQUIRED REGARDING THE REORGANIZATION. AS DISCUSSED MORE FULLY BELOW, THE FUNDS ARE RELYING ON RULE 17a-8 UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED. SHAREHOLDERS OF THE ACQUIRED FUND ARE NOT BEING ASKED TO VOTE ON OR APPROVE THE PLAN. THE BOARD IS NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY.

Background to the Reorganization

GSAM, an SEC-registered investment adviser, serves as investment adviser to the Acquired Fund, an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). GSAM also serves as investment adviser to the Surviving Fund, also an investment company registered under the 1940 Act. GSAM serves as investment adviser to the Funds under the Management Agreement, dated April 30, 1997.

The Investment Adviser recommended to the Board that it approve the reorganization of the Acquired Fund with and into the Surviving Fund, each an existing series of Goldman Sachs Trust (the “Trust”), because it believes that the Reorganization: (i) would rationalize Funds that have a similar investment objective and were, until the recent introduction of a new category, classified within the same Morningstar category (Intermediate Government); (ii) may provide enhanced opportunities to realize greater efficiencies in the form of lower total operating expenses over time; and (iii) would enable the combined Fund to be better positioned for asset growth. The Investment Adviser also believes that the Reorganization is preferable to liquidating the Acquired Fund, as it will provide you and other shareholders with the opportunity to invest in a fund that: (i) has a higher overall Morningstar Rating; (ii) is more diversified in terms of the number of portfolio holdings; (iii) has similar sector holdings that differ by weights; and (iv) is part of the Goldman Sachs Funds — a large, diverse fund family — and managed by the same Single Sector Fixed Income Portfolio Management team (with one common portfolio manager). Moreover, the Surviving Fund: (i) is subject to a lower management fee across all breakpoints; (ii) has a lower effective management fee; and (iii) has lower gross expense and net expense ratios than the Acquired Fund. Over time, the Surviving Fund may realize greater efficiencies with a larger asset base and potential asset growth. In addition, for the period ended October 31, 2025, the Surviving Fund had higher total returns for the one-, three-, five- and ten-year periods than the Acquired Fund.

On December 9-10, 2025, the Board, including a majority of the Trustees who are not “interested persons” of the Funds, as that term is defined in the 1940 Act (the “Independent Trustees”), voted to approve the Reorganization. In approving the Reorganization, the Board, including a majority of the Independent Trustees, concluded that: (i) the Reorganization is in the best interests of each Fund; and (ii) the interests of the shareholders of each Fund will not be diluted as a result of the Reorganization. The Board also considered and approved the terms and conditions of the Plan.

At its meeting, the Board received and evaluated materials provided by the Investment Adviser regarding the Reorganization and its effect on the existing shareholders of the Funds, including any anticipated capital gain distributions to shareholders of the Acquired Fund as a result of the Reorganization. The Board also evaluated and discussed, among other things: (i) any material differences between each Fund’s investment strategies, fundamental and non-fundamental policies and risks; (ii) the impact to shareholders of the Acquired Fund in connection with the repositioning of the Fund’s portfolio prior to the Closing Date of the Reorganization and anticipated capital gain distributions to shareholders of the Acquired Fund; (iii) the recent outflows from the Acquired Fund and the Surviving Fund; (iv) the alternatives considered by the Investment Adviser, namely the liquidation of the Acquired Fund, and the impact to shareholders of the Acquired Fund if the Fund liquidated rather than reorganize with and into the Surviving Fund; (v) the specific terms of the Reorganization; and (vi) other information, such as the relative sizes of the Funds, the performance history of the Funds, the expense ratios of the Funds, and the anticipated asset growth of the Funds in the foreseeable future in light of investment trends. In addition, the Board considered additional factors, which are discussed in more detail below under “Why did the Board approve the Reorganization?”

The Independent Trustees were assisted in their consideration of the Reorganization by independent counsel.

QUESTIONS AND ANSWERS

How will the Reorganization affect me?

Under the terms of the Plan, the Acquired Fund will transfer all of its assets to the Surviving Fund and the Surviving Fund will assume all of the liabilities of the Acquired Fund. Subsequently, the Acquired Fund will be liquidated and you will become a shareholder of the Surviving Fund. You will receive shares of the Surviving Fund that are equal in aggregate net asset value (“NAV”) to the shares of the Acquired Fund that you held on the Closing Date (as defined below). Shareholders of each class of shares of the Acquired Fund will receive the corresponding class of the Surviving Fund, as follows:

Acquired Fund		Surviving Fund
Class A	g	Class A
Institutional	g	Institutional
Service	g	Service
Investor	g	Investor
Class R	g	Class R
Class R6	g	Class R6
Class P	g	Class P

No sales charge, contingent deferred sales charge (“CDSC”), commission, redemption fee or other transactional fee will be charged as a result of the Reorganization.

It is currently expected that a portion of the Acquired Fund’s portfolio assets (approximately 45%) will be sold prior to the consummation of the Reorganization, which will result in the Acquired Fund incurring transaction costs. The repositioning will generally involve increasing the Acquired Fund’s allocation to agency residential mortgage-backed securities and eliminating or reducing other investments to align with the Surviving Fund’s sector allocations. The Acquired Fund has approximately $38.4 million in capital loss carryforwards as of October 6, 2025, to offset realized gains and has currently accumulated approximately $3.4 million in unrealized loss as of October 6, 2025. It is currently estimated that the Acquired Fund will not make taxable capital gain distributions to its shareholders as a result of the repositioning (based on assets as of October 31, 2025 and different assumptions about redemption levels prior to the Reorganization). Should such a distribution occur, shareholders of the Acquired Fund would generally be taxed on any such resulting capital gain distributions. The actual tax consequences of any disposition of portfolio securities will vary depending upon market conditions at the time of any such disposition, the specific security(ies) being sold and the Acquired Fund’s ability to use any available tax loss carryforwards at the time of any such disposition. It is also estimated that such portfolio repositioning will result in transaction costs, including trading taxes, of approximately $76,200 (approximately 6 basis points). These transaction costs will be borne by shareholders of the Acquired Fund.

When will the Reorganization occur?

The Reorganization is scheduled to occur on or about February 27, 2026, but may occur on such earlier or later date as the parties agree (the “Closing Date”).

How will the Reorganization affect the fees to be paid by the Surviving Fund, and how do they compare with the fees paid by the Acquired Fund?

Following the Reorganization, the Acquired Fund shareholders are expected to experience a decrease in net fees and expenses with respect to their investment in the Surviving Fund through at least July 29, 2027. The Surviving Fund’s management fee schedule is lower than that of the Acquired Fund across all breakpoints. In addition, with respect to each share class of the Surviving Fund, GSAM has agreed to reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees, taxes,

v

interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.074% of the Surviving Fund’s average daily net assets attributed to such class. This arrangement will remain in effect through at least July 29, 2027. Prior to such date, GSAM may not terminate this arrangement without the approval of the Board of Trustees of the Surviving Fund.

Additional information, including pro forma expense information, is included in this Information Statement/Prospectus under “Summary – The Funds’ Fees and Expenses.”

Why did the Board approve the Reorganization?

The Reorganization is intended to rationalize Funds that have similar investment objectives and were, until the recent introduction of a new category, classified within the same Morningstar category (Intermediate Government). In approving the Reorganization, the Board, including a majority of the Independent Trustees, concluded that: (i) the Reorganization is in the best interests of each Fund; and (ii) the interests of the shareholders of each Fund will not be diluted as a result of the Reorganization. The Trustees also believe that the Reorganization offers a number of potential benefits. These potential benefits and considerations include the following:

•

The Reorganization may provide enhanced opportunities to realize greater efficiencies in the form of lower total operating expenses over time and also would enable the combined Fund to be better positioned for asset growth.

•

The Surviving Fund has lower gross expense and net expense ratios than the Acquired Fund. Over time, the Surviving Fund may realize greater efficiencies with a larger asset base and potential asset growth.

•	For the period ended October 31, 2025, the Surviving Fund had higher total returns for the one-, three-, five-, and ten-year periods than the Acquired Fund.

•

The Reorganization is preferable to liquidating the Acquired Fund as it will provide you and other shareholders with the opportunity to invest in a fund that has a similar investment objective and were, until the recent introduction of a new category, classified within the same Morningstar category (Intermediate Government). There are some notable differences in investment strategies, however. For example, the Acquired Fund invests at least 80% of its net assets in fixed income securities that are issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises, including agency issued adjustable rate and fixed rate mortgage-backed securities or other mortgage-related securities and repurchase agreements collateralized by such securities, while the Surviving Fund invests at least 80% of its net assets in securities representing direct or indirect interests in or that are collateralized by adjustable rate and fixed rate mortgage loans or other mortgage-related securities of U.S. issuers, including agency issued mortgage-backed securities. In addition, the Surviving Fund generally expects to invest at least 90% of its net assets in Agency Mortgage-Backed Securities (as defined below) in addition to U.S. Government Securities (as defined below). Agency Mortgage-Backed Securities are a subset of the broader category of U.S. Government Securities.

•

Additionally, the Surviving Fund is more diversified in terms of the number of portfolio holdings. As of October 31, 2025, the Surviving Fund had 736 holdings whereas the Acquired Fund had 358 holdings. These differences, as well as other differences, are discussed in more detail below under “Summary – Comparison of the Acquired Fund with the Surviving Fund” and “Summary – Risks of the Funds.”

•

The Reorganization is expected to qualify as a “reorganization” within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”), and, therefore, you will not recognize gain or loss for federal income tax purposes on the exchange of your shares of the Acquired Fund for the shares of the Surviving Fund.

•

The Surviving Fund’s contractual management fee schedule is lower than the Acquired Fund’s fee schedule across all breakpoints. As of September 30, 2025, the Acquired Fund’s contractual management fee was 0.53% and its effective management fee was 0.46% because the Investment

Adviser has agreed to waive a portion of its management fee in order to achieve an effective net management fee rate of 0.46% through July 29, 2026. As of September 30, 2025, the Surviving Fund’s contractual and effective management fee was 0.34%. Accordingly, shareholders of the Acquired Fund are expected to experience a lower management fee rate upon consummation of the Reorganization.

•

As of October 31, 2025, the Acquired Fund is smaller than the Surviving Fund ($129.8 million in net assets versus $171.9 million in assets), and the Surviving Fund had net outflows of approximately $12.9 million over the trailing 12-month period, compared to approximately $1 million in net outflows in the Acquired Fund over the same time period.

•	The tax implications of repositioning the Acquired Fund’s portfolio (as described below).

•	GSAM will bear the external costs of the Reorganization (as described below).

•	Current shareholders of the Acquired Fund may redeem their shares at any time before the Reorganization takes place, as set forth in the Acquired Fund’s prospectuses.

Additional considerations are discussed in more detail below under “Summary – Reasons for the Reorganization and Board Considerations.”

Who bears the expenses associated with the Reorganization?

GSAM has agreed to pay the external costs (e.g., legal, auditor/accounting, printing and mailing costs) associated with each Fund’s participation in the Reorganization. GSAM estimates that these costs will be approximately $300,000.

Additionally, as discussed in more detail above under “How will the Reorganization affect me?”, it is currently expected that a portion of the Acquired Fund’s portfolio assets (approximately 45%) will be sold prior to the consummation of the Reorganization. It is also estimated that such portfolio repositioning will result in transaction costs, including trading taxes, of approximately $76,200 (approximately 6 basis points). These transaction costs will be borne by shareholders of the Acquired Fund.

Will the Investment Adviser benefit from the Reorganization?

Although reorganizing the Acquired Fund with and into the Surviving Fund (instead of liquidating the Acquired Fund) will benefit GSAM by managing a larger pool of assets, which will produce increased management fees that will accrue to GSAM, the Investment Adviser believes that the combined Fund would be better positioned for asset growth than the Acquired Fund on its own.

What are the federal income and other tax consequences of the Reorganization?

As a condition to the closing of the Reorganization, the Funds must receive an opinion of Dechert LLP to the effect that the Reorganization will constitute a “reorganization” within the meaning of Section 368 of the Code. Accordingly, subject to the limited exceptions described below under the heading “Tax Status of the Reorganization,” it is expected that neither you nor a Fund will recognize gain or loss as a direct result of the Reorganization, and that the aggregate tax basis of the Surviving Fund shares that you receive in the Reorganization will be the same as the aggregate tax basis of the shares that you surrendered in the Reorganization.

In addition, in connection with the Reorganization, it is currently expected that a portion of the Acquired Fund’s portfolio assets (approximately 45%) will be sold prior to the consummation of the Reorganization, which will result in the Acquired Fund incurring transaction costs. The repositioning will generally involve increasing the Acquired Fund’s allocation to agency residential mortgage-backed securities and eliminating or reducing other investments in order to align with the Surviving Fund’s sector allocations. The Acquired Fund has approximately $38,368,941 in capital loss carryforwards as of October 6, 2025, to offset realized gains and has currently accumulated approximately $3.4 million in unrealized loss as of October 6, 2025. It is currently estimated that the Acquired Fund will not make taxable capital gain distributions to its shareholders as a result of the repositioning (based on assets as of October 31, 2025 and different assumptions about redemption levels prior to the Reorganization). Should such a distribution occur, shareholders of the Acquired Fund would generally be taxed on any such resulting capital gain distributions. The actual tax consequences of any disposition of portfolio securities will vary depending upon market conditions at the time of any such disposition, the specific security(ies) being sold and the Acquired Fund’s ability to use any available tax loss carryforwards at the time of any such disposition.

Typically, a larger percentage of distributions of the Acquired Fund than of the Surviving Fund are derived from interest on certain federal obligations that may, depending on each shareholder’s circumstances, be excluded from state and local income taxes. Following the Reorganization, shareholders of the Acquired Fund will be shareholders of the Surviving Fund and should expect a lesser percentage of their fund distributions to be eligible for such an exclusion.

Why are shareholders not being asked to vote on the Reorganization?

The Trust’s Declaration of Trust and applicable state law do not require shareholder approval of the Reorganization. Moreover, Rule 17a-8 under the 1940 Act does not require shareholder approval of the Reorganization, provided certain conditions are met. Because applicable legal requirements do not require shareholder approval under these circumstances and the Board has determined that the Reorganization is in the best interests of each Fund, shareholders are not being asked to vote on the Reorganization.

Where can I get more information?

Each Fund’s current prospectuses, dated July 29, 2025, and any applicable supplements.	On file with the SEC (http://www.sec.gov) (file nos. 811-05349; 033-17619) and available at no charge by calling: 1-800-526-7384 or on the Funds’ website (am.gs.com).

Each Fund’s current SAI, dated July 29, 2025, and any applicable supplements.	On file with the SEC (http://www.sec.gov) (file nos. 811-05349; 033-17619) and available at no charge by calling: 1-800-526-7384 or on the Funds’ website (am.gs.com).

Each Fund’s most recent annual financial statements, dated March 31, 2025, and semi-annual financial statements, dated September 30, 2025.	On file with the SEC (http://www.sec.gov) (file nos. 811-05349; 033-17619) and available at no charge by calling: 1-800-526-7384 or on the Funds’ website (am.gs.com).

The SAI for this Information Statement/Prospectus, dated January 22, 2026. The SAI contains additional information about the Surviving Fund.	On file with the SEC (http://www.sec.gov) (file nos. 811-05349; 033-17619) and available at no charge by calling: 1-800-526-7384. The SAI is incorporated by reference into this Information Statement/Prospectus

To ask questions about this Information Statement/Prospectus.	Call the toll-free telephone number: 1-800-526-7384.

Each Fund’s: (i) current prospectuses, dated July 29, 2025, as supplemented to date, (ii) SAI, dated July 29, 2025, as supplemented to date, and (iii) annual financial statements, dated March 31, 2025, and semi-annual financial statements, dated September 30, 2025, are incorporated by reference into this Information Statement/Prospectus, which means they are considered legally a part of this Information Statement/Prospectus. The materials have been filed with the SEC (www.sec.gov) and are available upon written or oral request and without charge by writing to the address above or calling the following toll-free number: 1-800-526-7384.

GOLDMAN SACHS GOVERNMENT INCOME FUND

AND

GOLDMAN SACHS U.S. MORTGAGES FUND

SUMMARY

The following is a summary of more complete information appearing later in this Information Statement/Prospectus or incorporated by reference herein. You should read carefully the entire Information Statement/Prospectus, including the form of Agreement and Plan of Reorganization attached as Exhibit A, because it contains details that are not in the summary.

Comparison of the Acquired Fund with the Surviving Fund

Although each Fund seeks to achieve its investment objective by investing in a portfolio consisting primarily of U.S. Government Securities (as defined below), there are some important differences between the principal investment strategies of the Surviving Fund and those of the Acquired Fund. These differences are discussed in more detail in the side-by-side chart below to facilitate comparison.

	The Acquired Fund	The Surviving Fund
Diversification Status	The Fund is diversified under the 1940 Act.

Investment Objective	The Fund seeks a high level of current income, consistent with safety of capital.	The Fund seeks a high level of total return consisting of income and capital appreciation.

Principal Investment Strategy	The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in fixed income securities that are issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”), including agency issued adjustable rate and fixed rate mortgage-backed securities or other mortgage-related securities (“Agency Mortgage-Backed Securities”) and repurchase agreements collateralized by such securities. The remainder of the Fund’s Net Assets may be invested in non-government securities such as privately issued adjustable rate and fixed rate mortgage-backed securities or other mortgage-related securities (“Private Mortgage-Backed Securities” and, together with Agency Mortgage- Backed Securities, “Mortgage-Backed Securities”), asset-backed securities and corporate securities.	The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in securities representing direct or indirect interests in or that are collateralized by adjustable rate and fixed rate mortgage loans or other mortgage-related securities (“Mortgage-Backed Securities”) of U.S. issuers, including agency issued Mortgage-Backed Securities (“Agency Mortgage-Backed Securities”). The Fund generally expects to invest at least 90% of its Net Assets in Agency Mortgage-Backed Securities in addition to other securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”). A U.S. issuer is an issuer economically tied to the United States. The Fund may also invest in mortgage dollar rolls, asset-backed securities (including collateralized loan obligations (“CLOs”)) and foreign

The Acquired Fund	The Surviving Fund

The Fund also intends to invest in derivatives, including (but not limited to) futures, swaps, options on swaps and other derivative instruments, which are used primarily to hedge the Fund’s portfolio risks, manage the Fund’s duration and/or gain exposure to certain fixed income securities. 100% of the Fund’s portfolio will be invested in U.S. dollar-denominated securities.

The Fund may gain exposure to Agency Mortgage-Backed Securities through several methods, including by utilizing to-be-announced (“TBA”) agreements in Agency Mortgage-Backed Securities or through the use of reverse repurchase agreements. TBA agreements for Agency Mortgage-Backed Securities are standardized contracts for future delivery of fixed-rate mortgage pass-through securities in which the exact mortgage pools to be delivered are not specified until shortly before settlement. A reverse repurchase agreement enables the Fund to gain exposure to specified pools of Agency Mortgage-Backed Securities by purchasing them on a forward settling basis and using the proceeds of the reverse repurchase agreement to settle the trade.

The Fund may also seek to obtain exposure to fixed income investments through investments in affiliated or unaffiliated investment companies, including exchange-traded funds (“ETFs”).

The Fund’s investments in non-U.S. Government Securities must be rated AAA or Aaa by a nationally recognized statistical rating organization (“NRSRO”) at the time of purchase, or, if unrated, must be determined by the Investment Adviser to be of comparable credit quality. The Fund’s target duration range under normal interest rate conditions is expected to approximate that of the Bloomberg U.S. Government/Mortgage Index, plus or minus one year, and over the past five years ended June 30, 2025, the duration of this index has ranged between 4.77 and 6.21 years. “Duration” is securities. The Fund also intends to invest in derivatives, including (but not limited to) interest rate futures, interest rate swaps and credit default swaps, primarily to manage the Fund’s duration, hedge the Fund’s portfolio risks, and/or gain exposure to certain fixed income securities.

The Fund may gain exposure to Agency Mortgage-Backed Securities through several methods, including by utilizing to-be-announced (“TBA”) agreements in Agency Mortgage-Backed Securities or through the use of reverse repurchase agreements. TBA agreements for Agency Mortgage-Backed Securities are standardized contracts for future delivery of fixed-rate mortgage pass-through securities in which the exact mortgage pools to be delivered are not specified until shortly before settlement. A reverse repurchase agreement enables the Fund to gain exposure to specified pools of Agency Mortgage-Backed Securities by purchasing them on a forward settling basis and using the proceeds of the reverse repurchase agreement to settle the trade.

The Fund may also seek to obtain exposure to fixed income investments through investments in affiliated or unaffiliated investment companies, including exchange-traded funds (“ETFs”).

The Fund’s investments must be rated, at the time of purchase, at least BBB– by S&P Global Ratings (“S&P”), at least Baa3 by Moody’s Investors Service, Inc. (“Moody’s”), or have a comparable credit rating by another nationally recognized statistical rating organization (“NRSRO”) or, if unrated, must be determined by the Investment Adviser to be of comparable credit quality.

The Fund’s target duration range under normal interest rate conditions is expected to approximate that of the Bloomberg U.S. Securitized Bond Index plus or minus 0.5 years, and over the past five years ended June 30, 2025, the duration of this Index has

The Acquired Fund	The Surviving Fund

a measure of a debt security’s price sensitivity to changes in interest rates. The longer the duration of the Fund (or an individual debt security), the more sensitive its market price to changes in interest rates. For example, if market interest rates increase by 1%, the market price of a debt security with a positive duration of 3 years will generally decrease by approximately 3%. Conversely, a 1% decline in market interest rates will generally result in an increase of approximately 3% of that security’s market price.

The Investment Adviser measures the Fund’s performance against the Bloomberg U.S. Government/Mortgage Index.

ranged between 2.28 and 6.59 years. “Duration” is a measure of a debt security’s price sensitivity to changes in interest rates. The longer the duration of the Fund (or an individual debt security), the more sensitive its market price to changes in interest rates. For example, if market interest rates increase by 1%, the market price of a debt security with a positive duration of 3 years will generally decrease by approximately 3%. Conversely, a 1% decline in market interest rates will generally result in an increase of approximately 3% of that security’s market price.

The Fund may implement short positions and may do so by using swaps, options or futures, TBA agreements in Agency Mortgage-Backed Securities, or through short sales of any instrument that the Fund may purchase for investment. For example, the Fund may enter into a futures contract pursuant to which it agrees to sell an asset (that it does not currently own) at a specified price at a specified point in the future. This gives the Fund a short position with respect to that asset. The Fund may utilize short positions to implement macro views on securities valuations, long term views on relative value or short term views on security mispricings, as well as any other views the Investment Adviser deems appropriate. For example, the Fund may enter into a TBA agreement to sell an Agency Mortgage-Backed Security that it believes will underperform. The Fund will benefit from a short position to the extent the asset decreases in value (and will be harmed to the extent the asset increases in value) between the time it enters into the futures contract and the agreed date of sale. Alternatively, the Fund may sell an instrument (e.g., a bond, or a futures contract) it does not own in anticipation of a decline in the market value of the instrument, and then borrow the instrument to make delivery to the buyer. In these transactions, the Fund is obligated to replace the instrument borrowed by purchasing it at the market price at the time of replacement.

	The Acquired Fund		The Surviving Fund

The Fund’s portfolio managers seek to build a portfolio that reflects their investment views across the U.S. mortgages market consistent with the Fund’s overall risk budget and the views of the Investment Adviser’s Global Fixed Income top-down teams. As part of the Investment Adviser’s fundamental investment process, the Investment Adviser may integrate environmental, social and governance (“ESG”) factors alongside traditional fundamental factors. No one factor or consideration is determinative in the fundamental investment process.

The Investment Adviser measures the Fund’s performance against the Bloomberg U.S. Securitized Bond Index.

What are the Fund’s primary sector exposures?	Sector	Weights (%) (as of 31-Oct-2025)	Sector	Weights (%) (as of 31-Oct-2025)
	Government	47.77	Residential Mortgage-Backed Securities—Agency	99.01
	Residential Mortgage-Backed Securities—Agency	40.75	Commercial Mortgage-Backed Securities	7.29
	Commercial Mortgage-Backed Securities	8.60	Collateralized Loan Obligations	2.62
	Quasi-Government	4.38	Government	2.92
	Asset-Backed Securities	3.31	Residential Mortgage-Backed Securities—Non-Agency	1.93
	Residential Mortgage-Backed Securities—Non-Agency	1.59	Asset-Backed Securities	0.08
	Derivatives	0.00	Derivatives	-0.10
	Cash	-5.85	Cash	-13.84

Credit Allocation	Credit Quality	Allocation (%) (as of September 30, 2025)	Credit Quality	Allocation (%) (as of September 30, 2025)
	Treasury	47.8	Treasury	2.9
	Agency Collateralized	40.7	Agency Collateralized	101.4
	AAA	11.8	AAA	4.6
	AA	3.8	AA	2.4
	A	1.6	A	1.1
	BB	0.0	BBB	0.8
	Cash	-5.8	B	0.1
			CCC & Below	0.5
			Cash	-13.8

	The Acquired Fund	The Surviving Fund

Performance Benchmarks	The Investment Adviser measures the Fund’s performance against the Bloomberg U.S. Government/Mortgage Index.	The Investment Adviser measures the Fund’s performance against the Bloomberg U.S. Securitized Bond Index.

Fund turnover	Each Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in annual fund operating expenses or in the expense example, but are reflected in the Fund’s performance.

The Acquired Fund’s and Surviving Fund’s portfolio turnover rate for the fiscal year ended March 31, 2025, was 830% and 1896%, respectively, of the average value of the portfolio.

Investment Adviser	GSAM serves as the investment adviser of each Fund.

Fund management team	Each Fund is managed by the Single Sector Fixed Income Portfolio Management Team. Peter Stone, Managing Director, has managed the Acquired Fund since 2020 and the Surviving Fund since 2025.

	Simon Dangoor, Managing Director, has managed the Acquired Fund since July 2025.	Rob Pyne, Managing Director, has managed the Surviving Fund since 2022.

The SAI provides additional information about the portfolio managers’ compensation and other accounts managed by the portfolio managers.

Fiscal year end	March 31

As the above table indicates, the Funds have similar investment objectives. The Funds were, until the recent introduction of a new category, also classified within the same Morningstar category (Intermediate Government). There are some notable differences in investment strategies, however. For example, the Surviving Fund has a policy to invest at least 80% of its net assets in mortgage-related securities and generally expects to invest at least 90% of its net assets in: (i) mortgage-related securities issued by agencies of the U.S. Government; and (ii) other securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”). The Acquired Fund has a policy to invest at least 80% of its net assets in U.S. Government Securities, including mortgage-related securities issued by agencies of the U.S. Government, and repurchase agreements collateralized by such securities. Additionally, the Surviving Fund is more diversified in terms of the number of portfolio holdings. As of October 31, 2025, the Surviving Fund had 736 holdings whereas the Acquired Fund had 358 holdings.

The Surviving Fund’s principal investment strategies may impact performance and the risk/return profile of your investment. The investment philosophy of the Funds, as well as additional information on portfolio risks, securities and techniques, is described in more detail in Exhibit B.

Risks of the Funds

Risks of Investing in the Funds

The Chart below compares the principal and additional risks of investing in each Fund. The risks of investing in the Funds are substantially similar, although there are differences in the extent to which a particular risk will apply to a particular Fund. For example, the Surviving Fund is subject to more credit risk and more susceptible to adverse developments affecting the mortgage-related securities sector because the Fund invests, under normal circumstances, a larger percentage of its assets in such sector than the Acquired Fund.

Principal risks of each Fund are discussed in the Summary section of the Prospectus. The following section provides additional information on the risks that apply to the Funds, which may result in a loss of your investment. The risks applicable to each Fund are presented below in alphabetical order, and not in the order of importance or potential exposure. Neither of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund will achieve its investment objective. Investments in a Fund involve substantial risks which prospective investors should consider carefully before investing. For purposes of this section, references to “the Fund” refers to the applicable Fund to which the relevant risk applies.

✓ Principal Risk • Additional Risk	Acquired Fund	Surviving Fund
Call/Prepayment	✓	•
Collateralized Loan Obligations and Other Collateralized Debt Obligations	•	✓
Counterparty	•
Credit/Default	✓	✓
Cybersecurity	•	•
Derivatives	✓	✓
ESG Integration	•	•
Foreign		•
Inflation Protected Securities	•
Interest Rate	✓	✓
Large Shareholder Transactions	✓	✓
Leverage	•	•
Liquidity	•	•
Management	•	•
Market	✓	✓
Mortgage-Backed and/or Other Asset-Backed Securities	✓	✓
Municipal Securities		•
Net Asset Value (“NAV”)	•	•
Other Investment Companies	•	•
Portfolio Turnover Rate	✓	✓
Reverse Repurchase Agreements	•	•
Short Position		✓
U.S. Government Securities	✓	✓

Principal Risks of Investing in the Funds

Call/Prepayment Risk (Principal Risk for Acquired Fund Only; Additional Risk for Surviving Fund)— An issuer could exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) earlier than expected. This may happen when there is a decline in interest rates, when credit spreads change, or when an issuer’s credit quality improves. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower-yielding securities.

Collateralized Loan Obligations and Other Collateralized Debt Obligations Risk (Principal Risk for Surviving Fund Only; Additional Risk for Acquired Fund)—The Funds may invest in collateralized loan obligations (“CLOs”) and other similarly structured investments. A CLO is an asset-backed security whose underlying collateral is a pool of loans, which may include, among others, domestic and foreign floating rate and fixed rate senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. In addition to the normal risks associated with loan- and credit-related securities discussed elsewhere in the Prospectus (e.g., interest rate risk and default risk), investments in CLOs carry additional risks including, but not limited to, the risk that: (i) distributions from the collateral may not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in tranches of CLOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; and (v) the CLO’s manager may perform poorly. CLOs may charge management and other administrative fees, which are in addition to those of the Fund.

CLOs issue classes or “tranches” that offer various maturity, risk and yield characteristics. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. Tranches are categorized as senior, mezzanine and subordinated/equity, according to their degree of risk. If there are defaults or the CLO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those of subordinated/equity tranches. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the collateral and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Because it is partially protected from defaults, a senior tranche from a CLO trust typically has higher ratings and lower yields than its underlying collateral and may be rated investment grade. Despite the protection from the equity and mezzanine tranches, more senior tranches of CLOs can experience losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of more subordinate tranches, market anticipation of defaults, as well as aversion to CLO securities as a class. The Fund’s investments in CLOs primarily consist of investment grade tranches.

Typically, CLOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CLOs may be characterized by the Fund as illiquid investments and may have limited independent pricing transparency. However, an active dealer market may exist for CLOs that qualify under the Rule 144A “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers, and such CLOs may be characterized by the Fund as liquid investments.

The Fund may also invest in collateralized debt obligations (“CDOs”), which are structured similarly to CLOs, but are backed by pools of assets that are debt securities (rather than being limited only to loans), typically including bonds, other structured finance securities (including other asset-backed securities and other CDOs) and/or synthetic instruments. Like CLOs, the risks of an investment in a CDO depend largely on the type and quality of the collateral securities and the tranche of the CDO in which the Fund invests. CDOs collateralized by pools of asset-backed securities carry the same risks as investments in asset-backed securities directly, including losses with respect to the collateral underlying those asset-backed securities. In addition, certain CDOs may not hold their underlying collateral directly, but rather, use derivatives such as swaps to create “synthetic” exposure to the collateral pool. Such CDOs entail the risks associated with derivative instruments.

Credit/Default Risk—An issuer or guarantor of fixed income securities or instruments held by the Fund (which, for certain Funds, may have low credit ratings) may default on its obligation to pay interest and repay principal or default on any other obligation. The credit quality of a Fund’s portfolio securities or instruments may meet the Fund’s credit quality requirements at the time of purchase but then deteriorate thereafter, and such a deterioration can occur rapidly. In certain instances, the downgrading or default of a single holding or guarantor of the Fund’s holding may impair the Fund’s liquidity and have the potential to cause significant deterioration in NAV. These risks are heightened in market environments where interest rates are rising as well as in connection with a Fund’s investments in non-investment grade fixed income securities.

Derivatives Risk—The Fund’s use of options, futures, forwards, swaps, options on swaps, structured securities and other derivatives and similar instruments (collectively referred to in this paragraph as “derivatives”) may result in losses, including due to adverse market movements. Derivatives, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may increase market exposure and be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying assets or instruments may produce disproportionate losses to the Fund. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill, or lacks the capacity or authority to fulfill, its contractual obligations, liquidity risk, which includes the risk that the Fund will not be able to close its derivatives position when it is advantageous to do so, and risks arising from margin requirements, which include the risk that the Fund will be required to pay additional margin or set aside additional collateral to maintain open derivative positions. Derivatives may be used for both hedging and non-hedging purposes.

The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments, and there is no guarantee that the use of derivatives will achieve their intended result. If the Investment Adviser is incorrect in its expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables, the use of derivatives could result in losses, which in some cases may be significant. A lack of correlation between changes in the value of derivatives and the value of the portfolio assets (if any) being hedged could also result in losses. In addition, there is a risk that the performance of the derivatives or other instruments used by the Investment Adviser to replicate the performance of a particular asset class may not accurately track the performance of that asset class.

The use of derivatives is also subject to operational and legal risks. Operational risks generally refer to risks related to potential operational issues, including documentation issues, settlement issues, system failures, inadequate controls, and human error. Legal risks generally refer to risks of loss resulting from insufficient documentation or legality or enforceability of a contract.

Interest Rate Risk—When interest rates increase, fixed income securities or instruments held by the Fund (which may include inflation protected securities) will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. Changing interest rates may have unpredictable effects on the markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates and/or volatility. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Funds with longer average portfolio durations will generally be more sensitive to changes in interest rates than funds with a shorter average portfolio duration. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.

It is difficult to predict the magnitude, timing or direction of interest rate changes and the impact these changes will have on the markets in which the Fund invests.

Large Shareholder Transactions Risk—The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Market Risk—The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors, governments or countries and/or general economic conditions throughout the world. Price changes may be temporary or last for extended periods. The Fund’s investments may be overweighted from time to time in one or more sectors, countries or regions, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors, countries or regions.

Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. Furthermore, local, regional and global events such as war, military conflict, geopolitical disputes, acts of terrorism, social or political unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, tariffs and other restrictions on trade, sanctions or the spread of infectious illness or other public health threats, or the threat or potential of one or more such events and developments, could also adversely impact issuers, markets and economies, including in ways that cannot necessarily be foreseen. The Fund could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. In addition, governmental and quasi-governmental organizations have taken a number of unprecedented actions designed to support the markets. Such conditions, events and actions may result in greater market risk.

Mortgage-Backed and Other Asset-Backed Securities Risk—Mortgage-related and other asset-backed securities are subject to credit/default, interest rate and certain additional risks. Generally, rising interest rates tend to extend the duration of fixed rate Mortgage-Backed Securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds Mortgage-Backed Securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate Mortgage-Backed Securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. Due to these risks, asset-backed securities may become more volatile in certain interest rate environments.

The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with Mortgage-Backed Securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk.

The Fund may invest in Mortgage-Backed Securities issued by the U.S. Government (see “U.S. Government Securities Risk”). To the extent that the Fund invests in Mortgage-Backed Securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Fund may be subject to additional risks. Timely payment of interest and principal of non-governmental issuers are supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages or during periods of rising interest rates. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.

The values of, and income generated by, commercial mortgage-backed securities (“CMBS”) may be adversely affected by changing interest rates and other developments impacting the commercial real estate market, such as population shifts and other demographic changes, increasing vacancies (potentially for extended periods) and reduced demand for commercial and office space as well as maintenance or tenant improvement costs and costs to convert properties for other uses. These developments could result from, among other things, changing tastes and preferences (such as for remote work arrangements) as well as cultural, technological, global or local economic and market developments. In addition, changing interest rate environments and associated changes in lending standards and higher refinancing rates may adversely affect the commercial real estate and CMBS markets. The occurrence of any of the foregoing developments would likely increase default risk for the properties and loans underlying these investments as well as impact the value of, and income generated by, these investments. These developments could also result in reduced liquidity for CMBS and other real estate-related investments.

The Fund may gain exposure to Agency Mortgage-Backed Securities by utilizing TBA agreements. TBA agreements involve the risk that the other party to the transaction will not meet its obligation. If this occurs, the Fund could lose the opportunity to obtain a price or yield that it considers advantageous. In such circumstances, the Fund may not be able to secure an alternative investment with comparable terms. TBA agreements may give rise to a form of leverage. The Fund’s use of TBA agreements may also result in a higher portfolio turnover rate and/or increased capital gains for the Fund.

Portfolio Turnover Rate Risk—The Fund may engage in active and frequent trading of portfolio securities to pursue its principal investment strategy. A high rate of portfolio turnover may involve correspondingly greater expenses which must be borne by the Fund and its shareholders, and also may result in short-term capital gains taxable to shareholders.

Short Position Risk (Principal Risk for Surviving Fund Only)—The Fund may use derivatives, including futures and swaps, to implement short positions, and may engage in short selling. Taking short positions and short selling involve leverage of the Fund’s assets and present various risks. If the value of the instrument or market in which the Fund has taken a short derivative position on increases, then the Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any premium and interest paid to a third party. Therefore, taking short derivative positions involves the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, there is the risk that the third party to the short derivative transaction may fail to honor its contract terms, causing a loss to the Fund.

The Fund may make short sales of any instrument that the Fund may purchase for investment. In such transactions, the Fund sells an instrument it does not own (i.e., “naked” short) in anticipation of a decline in the market value of the instrument. Because selling instruments that the Fund does not own exposes the Fund to the risks associated with those instruments, naked shorts involve speculative exposure risk, and such transactions may increase the costs incurred by the Fund.

In order to sell an instrument short, the Fund must generally first borrow the instrument from a lender, such as a broker or other institution. The Fund may not always be able to borrow the instrument at a particular time or at an acceptable price. Thus, there is risk that the Fund may be unable to implement its investment strategy due to the lack of available instruments or for other reasons.

After selling a borrowed instrument, the Fund is then obligated to “cover” the short sale by purchasing and returning the instrument to the lender on a later date. The Fund cannot guarantee that the instrument necessary to cover a short position will be available for purchase at the time the Fund wishes to close a short position or, if available, that the instrument will be available at an acceptable price. If the borrowed instrument has appreciated in value, the Fund will be required to pay more for the replacement instrument than the amount it received for selling the instrument short. Moreover, purchasing an instrument to cover a short position can itself cause the price of the instrument to rise further, thereby exacerbating the loss. Unlike purchasing an instrument, where potential losses are limited to the purchase price and there is no upside limit on potential gain, the potential loss on a short sale is unlimited because the loss increases as the price of the instrument sold short increases and the price may rise indefinitely. If the price of a borrowed instrument declines before the short position is covered, the Fund may realize a gain. The Fund’s gain on a short sale, before transaction and other costs, is generally limited to the difference between the price at which it sold the borrowed instrument and the price it paid to purchase the instrument to return to the lender.

While the Fund has an open short position, it is subject to the risk that the instrument’s lender will terminate the loan at a time when the Fund is unable to borrow the same instrument from another lender. If this happens, the Fund may be required to buy the replacement instrument immediately at the instrument’s then current market price or “buy in” by paying the lender an amount equal to the cost of purchasing the instrument to close out the short position.

Short sales also involve other costs. The Fund must normally repay to the lender an amount equal to any dividends or interest that accrues while a loan is outstanding. In addition, to borrow an instrument, the Fund may be required to pay a premium. The Fund also will incur transaction costs in effecting short sales. The amount of any ultimate gain for the Fund resulting from a short sale will be decreased, and the amount of any ultimate loss will be increased, by the amount of premiums, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.

Until the Fund replaces a borrowed instrument, the Fund may be required to maintain short sale proceeds with the lending broker as collateral. Moreover, the Fund will be required to make margin payments to the lender during the term of the borrowing if the value of the instrument it borrowed (and short sold) increases. Thus, short sales involve credit exposure to the broker that executes the short sales. In the event of the bankruptcy or other similar insolvency with respect to a broker with whom the Fund has an open short position, the Fund may be unable to recover, or delayed in recovering, any margin or other collateral held with or for the lending broker.

Short Sales of TBA Securities Risk. The Fund intends to make short sales of TBA securities. TBA transactions are forward agreements for the purchase or sale of securities, including Mortgage-Backed Securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including, for TBA Mortgage-Backed Securities, issuer, rate and mortgage terms. Although most TBA short sale transactions are closed before the Fund would be required to deliver the instrument, if the Fund does not close the position, the Fund may have to purchase the securities required to be delivered at a higher price than anticipated, causing a loss to the Fund. The Fund may not always be able to purchase the securities required to settle a short at a particular time or at an attractive price.

Additional Risks of Investing in the Funds

Counterparty Risk—Many of the protections afforded to cleared transactions, such as the security afforded by transacting through a clearing house, might not be available in connection with certain OTC transactions. Therefore, in those instances in which the Fund enters into certain OTC transactions, the Fund will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and that the Fund will sustain losses. However, recent regulatory developments require margin on certain uncleared OTC transactions which may reduce, but not eliminate, this risk.

Cybersecurity Risk—The Fund may be susceptible to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among others, stealing or corrupting confidential information and other data that is maintained online or digitally for financial gain, denial-of-service attacks on websites causing operational disruption, and the unauthorized release of confidential information and other data. Cyber-attacks have the ability to cause significant disruptions and impact business operations; to result in financial losses; to prevent shareholders from transacting business; to interfere with the Fund’s calculation of NAV; and to lead to violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs and/or additional compliance costs. Cyber-attacks affecting the Fund or its Investment Adviser, custodian, Transfer Agent, or other third-party service providers may adversely impact the Fund and its shareholders.

ESG Integration Risk—The Investment Adviser employs a fundamental investment process that may integrate ESG factors with traditional fundamental factors. The relevance and weightings of specific ESG factors to or within the fundamental investment process varies across asset classes, sectors and strategies and no one factor or consideration is determinative. When integrating ESG factors into the investment process, the Investment Adviser may rely on third-party data that it believes to be reliable, but it does not guarantee the accuracy of such third-party data. ESG information from third-party data providers may be incomplete, inaccurate or unavailable, which may adversely impact the investment process. Moreover, ESG information, whether from an external and/or internal source, is, by nature and in many instances, based on a qualitative and subjective assessment. An element of subjectivity and discretion is therefore inherent to the interpretation and use of ESG data. The process for conducting ESG assessments and implementation of ESG views in client/fund portfolios, including the format and content of such analysis and the tools and/or data used to perform such analysis, may also vary among the Investment Adviser’s portfolio management teams. While the Investment Adviser believes that the integration of material ESG factors into the Fund’s investment process has the potential to identify financial risks and contribute to the Fund’s long-term performance, ESG factors may not be considered for each and every investment decision, and there is no guarantee that the integration of ESG factors will result in better performance. Investors can differ in their views of what constitutes positive or negative ESG characteristics. Moreover, the current lack of common standards may result in different approaches to integrating ESG factors. As a result, the Fund may invest in companies that do not reflect the beliefs and values of any particular investor. The Investment Adviser’s approach to ESG integration may evolve and develop over time, both due to a refinement of investment decision-making processes to address ESG factors and risks, and because of legal and regulatory developments.

Foreign Risk (Additional Risk of the Surviving Fund Only)—When the Fund invests in foreign securities, it may be subject to risks of loss not typically associated with U.S. issuers. Loss may result because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; less liquid, developed or efficient trading markets, greater volatility and less economic, political and social stability in the countries in which the Fund invests. Loss may also result from, among other things, deteriorating economic and business conditions in other countries, including the United States, regional and global conflicts, the imposition of sanctions, exchange controls (including repatriation restrictions), foreign taxes, confiscation of assets and property, trade restrictions (including tariffs), expropriation and other government restrictions by the United States and other governments, higher transaction costs, difficulty enforcing contractual obligations or from problems in share registration, settlement or custody. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. These types of measures may include, but are not limited to, banning a sanctioned country from global payment systems that facilitate cross-border payments, restricting the settlement of securities transactions by certain investors, and freezing the assets of particular countries, entities, or persons. The imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country, downgrades in the credit ratings of the sanctioned country or companies located in or economically tied to the sanctioned country, devaluation of the sanctioned country’s currency, and increased market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance. The Fund or the Investment Adviser may determine not to invest in, or may limit its overall investment in, a particular issuer, country or geographic region due to, among other things, heightened risks regarding sanctions, repatriation restrictions, confiscation of assets and property, expropriation or nationalization. The Surviving Fund will also be subject to the risk of negative foreign currency rate fluctuations which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Foreign risks will normally be greatest when the Fund invests in securities of issuers located in emerging countries.

Inflation Protected Securities Risk—The value of IPS generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of IPS. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of IPS. Although the principal value of IPS declines in periods of deflation, holders at maturity receive no less than the par value of the bond. However, if the Fund purchases IPS in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation. If inflation is lower than expected during the period the Fund holds an IPS, the Fund may earn less on the security than on a conventional bond. An increase in the value of IPS held by the Fund represents a taxable event in the year the increase occurs. Unexpected increases in the value of IPS could result in the Fund being required to liquidate assets, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company.

Leverage Risk—Leverage creates exposure to potential gains and losses in excess of the initial amount invested. Borrowing and the use of derivatives may result in leverage and may increase market exposure and make the Fund more volatile. When the Fund uses leverage, the sum of the Fund’s investment exposures may significantly exceed the amount of assets invested in the Fund, although these exposures may vary over time. Relatively small market movements may result in large changes in the value of a leveraged investment. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet margin/collateral requirements when it may not be advantageous to do so. The use of leverage by the Fund can substantially increase the Fund’s investment risks and cause losses to be realized more quickly.

Liquidity Risk—The Fund may invest in securities or instruments that trade in lower volumes, that are less liquid than other investments and/or that may become illiquid or less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The Fund’s transactions in securities that trade in lower volumes may be executed over a period of time, which could impact the prices at which the Fund transacts. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the security or instrument at all. An inability to sell one or more portfolio positions can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Illiquidity can be caused by a drop in overall market trading volume, an inability to find a willing buyer, or legal restrictions on the securities’ resale. To the extent that the traditional dealer counterparties that engage in fixed income trading do not maintain inventories of bonds (which provide an important indication of their ability to “make markets”) that keep pace with the growth of the bond markets over time, relatively low levels of dealer inventories could lead to decreased liquidity and increased volatility in the fixed income markets. Additionally, market participants other than the Fund may attempt to sell fixed income holdings at the same time as the Fund, which could cause downward pricing pressure and contribute to decreased liquidity.

Because certain Funds may invest in non-investment grade fixed income securities and emerging country issuers, these Funds may be especially subject to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within a particular investment category, may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events (including periods of rapid interest rate changes), or adverse investor perceptions, whether or not accurate.

Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period stated in the Prospectus or without significant dilution to remaining investors’ interests because of unusual market conditions, declining prices of the securities sold, an unusually high volume of redemption requests or other reasons. While the Fund reserves the right to meet redemption requests through in-kind distributions, the Fund may instead choose to raise cash to meet redemption requests through sales of portfolio securities or permissible borrowings. If the Fund is forced to sell investments at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests.

Certain shareholders, including clients or affiliates of the Investment Adviser and/or other funds managed by the Investment Adviser, may from time to time own or control a significant percentage of the Fund’s shares. Redemptions by these shareholders of their shares of the Fund may further increase the Fund’s liquidity risk and may impact the Fund’s NAV. These shareholders may include, for example, institutional investors, funds of funds, discretionary advisory clients and other shareholders, whose buy-sell decisions are controlled by a single decision-maker.

Management Risk—A strategy used by the Investment Adviser may fail to produce the intended results.

Municipal Securities Risk (Additional Risk of the Surviving Fund Only)—Municipal securities are subject to call/prepayment risk, credit/default risk, extension risk, interest rate risk and certain additional risks. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the debt securities of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds and moral obligation bonds). While interest earned on municipal securities is generally not subject to federal tax, any interest earned on taxable municipal securities is fully taxable at the federal level and may be subject to tax at the state level. Specific risks are associated with different types of municipal securities.

With respect to general obligation bonds, the full faith, credit and taxing power of the municipality that issues a general obligation bond secures payment of interest and repayment of principal. Certain of the municipalities in which the Funds invest may experience significant financial difficulties, which may lead to bankruptcy or default. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base. With respect to revenue bonds, payments of interest and principal are made only from the revenues generated by a particular facility, class of facilities or the proceeds of a special tax, or other revenue source, and depends on the money earned by that source. Private activity bonds are issued by municipalities and other public authorities to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment. If the private enterprise defaults on its payments, the Fund may not receive any income or get its money back from the investment. Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality. Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of, and are secured by, tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money. In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, if the issuer does not fulfill its payment obligation it may be difficult to sell the property and the proceeds of a sale may not cover the Fund’s loss.

NAV Risk—The net asset value of the Fund and the value of your investment will fluctuate.

Other Investment Companies Risk—By investing in other investment companies (including ETFs), indirectly through the Fund, investors will incur a proportionate share of the expenses of the other investment companies held by the Fund (including operating costs and investment management fees) in addition to the fees and expenses regularly borne by the Fund. In addition, the Fund will be affected by the investment policies, practices and performance of such investment companies in direct proportion to the amount of assets the Fund invests therein.

Reverse Repurchase Agreements—Reverse repurchase agreements involve the sale of securities held by the Fund subject to an agreement to repurchase them at a mutually agreed upon date and price (including interest). The Fund may enter these transactions when the Investment Adviser expects that the return to be earned from the investment of the transaction proceeds to be greater than the interest expense of the transaction. Reverse repurchase agreements may also be entered into as a temporary measure for emergency purposes or to meet redemption requests.

Reverse repurchase agreements are a form of secured borrowing and subject the Fund to the risks associated with leverage, including exposure to potential gains and losses in excess of the amount invested. If the securities held by the Fund decline in value while these transactions are outstanding, the NAV of the Fund’s outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risk that the investment return earned by the Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by the Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the other party may fail to return the securities in a timely manner or at all.

When the Fund enters into a reverse repurchase agreement, it is subject to the risk that the buyer under the agreement may file for bankruptcy, become insolvent or otherwise default on its obligations to the Fund. In the event of a default by the counterparty, there may be delays, costs and risks of loss involved in the Fund’s exercising its rights under the agreement, or those rights may be limited by other contractual agreements or obligations or by applicable law. Such an insolvency may result in a loss equal to the amount by which the value of the securities or other assets sold by the Fund exceeds the repurchase price payable by the Fund; if the value of the purchased securities or other assets increases during such a delay, that loss may also be increased. The Fund could lose money if it is unable to recover the securities or if the value of investments made by the Fund using the proceeds of the transaction is less than the value of securities.

Additional information on portfolio risks, securities and techniques is described in more detail in Exhibit B. The materials have been filed with the SEC (www.sec.gov) and are available upon written or oral request and without charge by writing to the address above or calling the following toll-free number: 1-800-526-7384.

The Funds’ Fees and Expenses

Shareholders of both Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Fund. Each Fund’s expenses are based upon the financial statements contained in the Funds’ Form N-CSR for period ended September 30, 2025, except as noted in the footnotes to the tables below. Only pro forma fees and expenses are provided for Class R and Service Class Shares of the Surviving Fund, because Class R and Service Class Shares of the Surviving Fund have not yet commenced investment operations. As the accounting survivor, the Surviving Fund’s operating history will be used for financial reporting purposes. The tables also show the pro forma expenses of the combined Fund after giving effect to the Reorganization based on pro forma net assets as of September 30, 2025. Pro forma numbers are estimated in good faith and are hypothetical. Different Intermediaries may impose different sales charges and these variations are described in “Appendix C—Additional Information About Sales Charge Variations, Waivers and Discounts” in the Funds’ prospectus. For financial statement purposes, the Surviving Fund will be the accounting survivor of the Reorganization. In addition, the tables do not take into account brokerage commissions that you may pay on your purchases and sales of Institutional Shares of the Fund.

Class A Shares

	Government Income Fund (Class A Shares)	U.S. Mortgages Fund (Class A Shares)	U.S. Mortgages Fund (Combined Fund Class A — Pro Forma)
Shareholder Fees (paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	3.75%	3.75%
Maximum Deferred Sales Charge (Load) (as percentage of the lower of original purchase price or sales proceeds)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.53%	0.34%	0.34%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses	0.53%	0.38%	0.33%

Total Annual Fund Operating Expenses	1.31%	0.97%	0.92%
Expense Limitation and Fee Waiver	(0.49)%[1]	(0.18)%[2]	(0.13)%

Total Annual Fund Operating Expenses After Expense Limitation and Fee Waiver	0.82%	0.79%	0.79%

Institutional Shares

	Government Income Fund (Institutional Shares)	U.S. Mortgages Fund (Institutional Shares)	U.S. Mortgages Fund (Combined Fund Institutional Shares — Pro Forma)
Shareholder Fees (paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as percentage of the lower of original purchase price or sales proceeds)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.53%	0.34%	0.34%
Distribution and/or Service (12b-1) Fees	None	None	None
Other Expenses	0.44%	0.30%	0.25%

Total Annual Fund Operating Expenses	0.97%	0.64%	0.59%
Expense Limitation and Fee Waiver	(0.47)%[1]	(0.18)%[2]	(0.13)%

Total Annual Fund Operating Expenses After Expense Limitation and Fee Waiver	0.50%	0.46%	0.46%

Investor Shares

	Government Income Fund (Investor Shares)	U.S. Mortgages Fund (Investor Shares)	U.S. Mortgages Fund (Combined Fund Investor Shares — Pro Forma)
Shareholder Fees (paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as percentage of the lower of original purchase price or sales proceeds)[1]	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.53%	0.34%	0.34%
Distribution and/or Service (12b-1) Fees	None	None	None
Other Expenses	0.53%	0.38%	0.33%

Total Annual Fund Operating Expenses	1.06%	0.72%	0.67%
Expense Limitation and Fee Waiver	(0.49)%[1]	(0.18)%[2]	(0.13)%

Total Annual Fund Operating Expenses After Expense Limitation and Fee Waiver	0.57%	0.54%	0.54%

Class R Shares3

	Government Income Fund (Class R Shares)	U.S. Mortgages Fund (Class R Shares)	U.S. Mortgages Fund (Combined Fund Class R — Pro Forma)
Shareholder Fees (paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	—	None
Maximum Deferred Sales Charge (Load) (as percentage of the lower of original purchase price or sales proceeds)[1]	None	—	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.53%	—	0.34%
Distribution and/or Service (12b-1) Fees	0.50%	—	0.50%
Other Expenses	0.53%	—	0.33%

Total Annual Fund Operating Expenses	1.56%	—	1.17%
Expense Limitation and Fee Waiver	(0.49)%[1]	—	(0.13)%

Total Annual Fund Operating Expenses After Expense Limitation and Fee Waiver	1.07%	—	1.04%

Class R6 Shares

	Government Income Fund (Class R6 Shares)	U.S. Mortgages Fund (Class R6 Shares)	U.S. Mortgages Fund (Combined Fund Class R6 — Pro Forma)
Shareholder Fees (paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as percentage of the lower of original purchase price or sales proceeds)[1]	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.53%	0.34%	0.34%
Distribution and/or Service (12b-1) Fees	None	None	None
Other Expenses	0.44%	0.29%	0.24%

Total Annual Fund Operating Expenses	0.97%	0.63%	0.58%
Expense Limitation and Fee Waiver	(0.47)%[1]	(0.18)%[2]	(0.13)%

Total Annual Fund Operating Expenses After Expense Limitation and Fee Waiver	0.50%	0.45%	0.45%

Service Shares4

	Government Income Fund (Service Shares)	U.S. Mortgages Fund (Service Shares)	U.S. Mortgages Fund (Combined Fund Service Shares — Pro Forma)
Shareholder Fees (paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	—	None
Maximum Deferred Sales Charge (Load) (as percentage of the lower of original purchase price or sales proceeds)	None	—	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)		—
Management Fees	0.53%	—	0.34%
Distribution and/or Service (12b-1) Fees	0.25%	—	0.25%
Other Expenses	0.70%	—	0.50%

Total Annual Fund Operating Expenses	1.48%	—	1.09%
Expense Limitation and Fee Waiver	(0.47)%[1]	—	(0.13)%

Total Annual Fund Operating Expenses After Expense Limitation and Fee Waiver	1.01%	—	0.96%

[1]

The Investment Adviser has agreed to (i) waive a portion of its management fee in order to achieve an effective net management fee rate of 0.46% as an annual percentage of the Acquired Fund’s average daily net assets and (ii) reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees, shareholder administration fees, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.004% of the Acquired

Fund’s average daily net assets. Additionally, Goldman Sachs & Co. LLC (“Goldman Sachs”), the Fund’s transfer agent, has agreed to waive a portion of its transfer agency fee (a component of “Other Expenses”) equal to 0.02% as an annual percentage rate of the average daily net assets attributable to Class A, Investor, and Class R Shares of the Acquired Fund. These arrangements will remain in effect through at least July 29, 2026, and prior to such date the Investment Adviser and Goldman Sachs may not terminate the arrangements without the approval of the Board of Trustees.
[2]

The Investment Adviser has agreed to reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.074% of the Surviving Fund’s average daily net assets. This arrangement will remain in effect through at least July 29, 2027, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.

[3]	The Surviving Fund anticipates beginning to offer Class R Shares in connection with the Reorganization.
[4]	The Surviving Fund anticipates beginning to offer Service Class Shares in connection with the Reorganization.

Class P Shares

	Government Income Fund (Class P Shares)	U.S. Mortgages Fund (Class P Shares)	U.S. Mortgages Fund (Combined Fund Class P Shares — Pro Forma)
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.53%	0.34%	0.34%
Other Expenses	0.44%[1]	0.29%	0.24

Total Annual Fund Operating Expenses	0.97%	0.63%	0.58%
Expense Limitation and Fee Waiver	(0.47)%[2]	(0.18)%[3]	(0.13)%

Total Annual Fund Operating Expenses After Expense Limitation and Fee Waiver	0.50%	0.45%	0.45%

[1]	The “Other Expenses” for Class P Shares have been restated to reflect expenses expected to be incurred during the current fiscal year.
[2]

The Investment Adviser has agreed to (i) waive a portion of its management fee in order to achieve an effective net management fee rate of 0.46% as an annual percentage of the Fund’s average daily net assets; and (ii) reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.004% of the Fund’s average daily net assets. These arrangements will remain in effect through at least July 29, 2026, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees.

[3]

The Investment Adviser has agreed to reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.074% of the Fund’s average daily net assets. This arrangement will remain in effect through at least July 29, 2027, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.

Expense Example

This Example is intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your applicable shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that each Fund’s operating expenses remain the same (except that the Example incorporates the expense limitation arrangements for only the first year). Pro forma expenses are included assuming a Reorganization of the Funds. The examples are for comparison purposes only and are not a representation of either Fund’s actual expenses or returns, either past or future. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Government Income Fund (Acquired Fund)				U.S. Mortgages Fund (Surviving Fund)				U.S. Mortgages Fund (Combined Fund – Pro Forma)
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A Shares	$456	$728	$1,021	$1,855	$453	$655	$874	$1,504	$453	$645	$853	$1,452
Institutional Shares	$51	$262	$490	$1,147	$47	$187	$339	$781	$47	$176	$316	$725
Service Shares	$103	$422	$763	$1,728	$0	$0	$0	$0	$98	$334	$588	$1,317
Investor Shares	$58	$288	$537	$1,250	$55	$212	$383	$878	$55	$201	$360	$822
Class R Shares	$109	$445	$804	$1,815	$0	$0	$0	$0	$106	$359	$631	$1,409
Class R6 Shares	$51	$262	$490	$1,147	$46	$184	$333	$769	$46	$173	$311	$713
Class P Shares	$51	$262	$490	$1,147	$46	$184	$333	$769	$46	$173	$311	$713

The Funds’ Past Performance

Upon consummation of the Reorganization, the Surviving Fund will be the accounting and performance survivor.

The bar chart and table below provide an indication of the risks of investing in each Fund by showing: (a) changes in the performance of the Acquired Fund’s Institutional and Class P Shares and the Surviving Fund’s Class A and Class P Shares from year to year; and (b) how the average annual total returns of the Acquired and Surviving Fund’s Class A, Institutional, Service, Investor, Class R, Class R6 and Class P Shares compare to those of a broad-based securities market index.

Each Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at am.gs.com or by calling the appropriate phone number on the front cover of this Information Statement/Prospectus.

Acquired Fund Past Performance (All Share Classes Except Class P Shares)

Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.

Average Annual Total Return
For the period ended December 31, 2024	1 Year	5 Years	10 Years	Inception Date
Class A Shares				2/10/1993
Returns Before Taxes	-3.32%	-1.84%	-0.03%
Returns After Taxes on Distributions	-4.34%	-2.62%	-0.81%
Returns After Taxes on Distributions and Sale of Fund Shares	-1.96%	-1.70%	-0.35%
Institutional Shares				8/15/1997
Returns Before Taxes	0.83%	-0.77%	0.68%
Service Shares				8/15/1997
Returns Before Taxes	0.33%	-1.27%	0.18%
Investor Shares				11/30/2007
Returns Before Taxes	0.70%	-0.84%	0.61%
Class R Shares				11/30/2007
Returns	0.27%	-1.34%	0.10%
Class R6 Shares				7/31/2015
Returns Before Taxes	0.84%	-0.78%	0.69%**
Bloomberg U.S. Government/Mortgage Index	0.83%	-0.67%	0.88%
Bloomberg U.S. Aggregate Bond Index	1.25%	-0.33%	1.35%

Benchmark returns do not reflect any deductions for fees or expenses.

**

Class R6 Shares commenced operations on July 31, 2015. Prior to that date, the performance of Class R6 Shares shown in the table above is that of Institutional Shares. Performance has not been adjusted to reflect the lower expenses of Class R6 Shares. Class R6 Shares would have had higher returns because: (i) Institutional Shares and Class R6 Shares represent interests in the same portfolio of securities; and (ii) Class R6 Shares have lower expenses.

The after-tax returns are for Class A Shares only. The after-tax returns for Institutional, Service, Investor and Class R6 Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Acquired Fund Past Performance (Class P Shares)

Average Annual Total Return
For the period ended December 31, 2024	1 Year	5 Years	Since Inception	Inception Date
Class P Shares				4/20/2018
Returns Before Taxes	5.20%	2.53%	2.59%
Returns After Taxes on Distributions	3.49%	1.56%	1.62%
Returns After Taxes on Distributions and Sale of Fund Shares	3.06%	1.53%	1.57%
ICE BofAML One Year U.S. Treasury Note index	4.73%	2.01%	2.17%
Bloomberg U.S. Aggregate Bond Index	1.25%	-0.33%	1.36%

Benchmark returns do not reflect any deductions for fees or expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Surviving Fund Past Performance (All Share Classes Except Class P Shares)

The bar chart (including “Best Quarter” and “Worst Quarter” information) does not reflect the sales loads applicable to Class A Shares. If the sales loads were reflected, returns would be less. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.

Average Annual Total Return
For the period ended December 31, 2024	1 Year	5 Years	10 Years	Inception Date
Class A Shares				11/3/2003
Returns Before Taxes	-2.69%	-1.63%	0.20%
Returns After Taxes on Distributions	-4.22%	-2.68%	-0.85%
Returns After Taxes on Distributions and Sale of Fund Shares	-1.60%	-1.66%	-0.29%
Institutional Shares				11/3/2003
Returns Before Taxes	1.42%	-0.53%	0.94%
Investor Shares				7/29/2011
Returns Before Taxes	1.34%	-0.64%	0.83%
Class R6 Shares				7/31/2015
Returns Before Taxes	1.43%	-0.55%	0.94%*
Bloomberg U.S. Securitized Bond Index	1.45%	-0.59%	1.00%
Bloomberg U.S. Aggregate Bond Index	1.25%	-0.33%	1.35%

Benchmark returns do not reflect any deductions for fees or expenses.

*

Class R6 Shares commenced operations on July 31, 2015. Prior to that date, the performance of Class R6 Shares shown in the table above is that of Institutional Shares. Performance has not been adjusted to reflect the lower expenses of Class R6 Shares. Class R6 Shares would have had higher returns because: (i) Institutional Shares and Class R6 Shares represent interests in the same portfolio of securities; and (ii) Class R6 Shares have lower expenses.

The after-tax returns are for Class A Shares only. The after-tax returns for Institutional, Investor and Class R6 Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Surviving Fund Past Performance (Class P Shares)

Average Annual Total Return
For the period ended December 31, 2024	1 Year	5 Years	Since Inception	Inception Date
Class P Shares				4/20/2018
Returns Before Taxes	1.43%	-0.55%	0.87%
Returns After Taxes on Distributions	-0.30%	-1.74%	-0.36%
Returns After Taxes on Distributions and Sale of Fund Shares	0.84%	-0.90%	0.16%
Bloomberg U.S. Securitized Bond Index	1.45%	-0.59%	0.91%
Bloomberg U.S. Aggregate Bond Index	1.25%	-0.33%	1.36%

Benchmark returns do not reflect any deductions for fees or expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Reasons for the Reorganization and Board Considerations

The Investment Adviser recommended to the Board that it approve the reorganization of the Acquired Fund with and into the Surviving Fund, each an existing series of Goldman Sachs Trust (the “Trust”), because it believes that the Reorganization: (i) would rationalize Funds that have a similar investment objective and were, until the recent introduction of a new category, classified within the same Morningstar category (Intermediate Government); (ii) may provide enhanced opportunities to realize greater efficiencies in the form of lower total operating expenses over time; and (iii) would enable the combined Fund to be better positioned for asset growth. The Investment Adviser also believes that the Reorganization is preferable to liquidating the Acquired Fund, as it will provide you and other shareholders with the opportunity to invest in a fund that: (i) has a higher overall Morningstar Rating; (ii) is more diversified in terms of the number of portfolio holdings; (iii) has similar sector holdings that differ by weights; and (iv) is part of the Goldman Sachs Funds — a large, diverse fund family — and managed by the same Single Sector Fixed Income Portfolio Management team (with one common portfolio manager). Moreover, the Surviving Fund: (i) is subject to a lower management fee schedule across all breakpoints; (ii) has a lower effective management fee; and (iii) has lower gross expense and net expense ratios than the Acquired Fund. Over time, the Surviving Fund may realize greater efficiencies with a larger asset base and potential asset growth. In addition, for the period ended October 31, 2025, the Surviving Fund had higher total returns for the one-, three-, five- and ten-year periods than the Acquired Fund.

On December 9-10, 2025, the Board, including a majority of the Trustees who are not “interested persons” of the Funds, as that term is defined in the 1940 Act (the “Independent Trustees”), voted to approve the Reorganization. In approving the Reorganization, the Board, including a majority of the Independent Trustees, concluded that: (i) the Reorganization is in the best interests of each Fund; and (ii) the interests of the shareholders of each Fund will not be diluted as a result of the Reorganization. The Board also considered and approved the terms and conditions of the Plan.

At its meeting, the Board received and evaluated materials provided by the Investment Adviser regarding the Reorganization and its effect on the existing shareholders of the Funds, including any anticipated capital gain distributions to shareholders of the Acquired Fund as a result of the Reorganization. The Board also evaluated and discussed, among other things: (i) any material differences between each Fund’s investment strategies, fundamental and non-fundamental policies and risks; (ii) the impact to shareholders of the Acquired Fund in connection with the repositioning of the Fund’s portfolio prior to the Closing Date of the Reorganization and any anticipated capital gain distributions to shareholders of the Acquired Fund; (iii) the recent flows from the Acquired Fund and the Surviving Fund; (iv) the alternatives considered by the Investment Adviser, namely the liquidation of the Acquired Fund, and the impact to shareholders of the Acquired Fund if the Fund liquidated rather than reorganize with and into the Surviving Fund; (v) the specific terms of the Reorganization; and (vi) other information, such as the relative sizes of the Funds, the performance history of the Funds, the expense ratios of the Funds, and the anticipated asset growth of the Funds in the foreseeable future in light of investment trends.

The Trustees also believe that the Reorganization offers a number of potential benefits. These potential benefits and considerations include the following:

•

The Reorganization may provide enhanced opportunities to realize greater efficiencies in the form of lower total operating expenses over time and also would enable the combined Fund to be better positioned for asset growth.

•

The Surviving Fund has lower gross expense and net expense ratios than the Acquired Fund. Over time, the Surviving Fund may realize greater efficiencies with a larger asset base and potential asset growth.

•	For the period ended October 31, 2025, the Surviving Fund had higher total returns for the one-, three-, five-, and ten-year periods than the Acquired Fund.

•

The Reorganization is preferable to liquidating the Acquired Fund as it will provide you and other shareholders with the opportunity to invest in a fund that has a similar investment objective and were, until the recent introduction of a new category, classified within the same Morningstar category (Intermediate Government). There are some notable differences in investment strategies, however. For example, the Acquired Fund invests at least 80% of its Net Assets in fixed income securities that are issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises, including agency issued adjustable rate and fixed rate mortgage-backed securities or other mortgage-related securities and repurchase agreements collateralized by such securities, while the Surviving Fund invests at least 80% of its Net Assets in securities representing direct or indirect interests in or that are collateralized by adjustable rate and fixed rate mortgage loans or other mortgage-related securities of U.S. issuers, including agency issued mortgage-backed securities. The Surviving Fund also generally expects to invest at least 90% of its Net Assets in Agency Mortgage-Backed Securities in addition to U.S. Government Securities. Agency Mortgage-Backed Securities are a subset of the broader category of U.S. Government Securities.

•

Additionally, the Surviving Fund is more diversified in terms of the number of portfolio holdings. As of October 31, 2025, the Surviving Fund had 736 holdings whereas the Acquired Fund had 358 holdings. These differences, as well as other differences, are discussed in more detail above under “Summary – Comparison of the Acquired Fund with the Surviving Fund” and “Summary – Risks of the Funds.”

•

The Reorganization is expected to qualify as a “reorganization” within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”), and, therefore, you will not recognize gain or loss for federal income tax purposes on the exchange of your shares of the Acquired Fund for the shares of the Surviving Fund.

•

The Surviving Fund’s contractual management fee schedule is lower than the Acquired Fund’s fee schedule across all breakpoints. As of September 30, 2025, the Acquired Fund’s contractual management fee was 0.53% and its effective management fee was 0.46% because the Investment Adviser has agreed to waive a portion of its management fee in order to achieve an effective net management fee rate of 0.46% through July 29, 2026. As of September 30, 2025, the Surviving Fund’s contractual and effective management fee was 0.34%. Accordingly, shareholders of the Acquired Fund are expected to experience a lower management fee rate upon consummation of the Reorganization.

•

As of October 31, 2025, the Acquired Fund is smaller than the Surviving Fund ($129.8 million in net assets versus $171.9 million in assets), and the Surviving Fund had net outflows of approximately $12.9 million over the trailing 12-month period, compared to approximately $1 million in net outflows in the Acquired Fund over the same time period.

•	No sales charge, CDSC, commission, redemption fee or other transactional fee will be charged as a result of the Reorganization.

•	The tax implications of repositioning the Acquired Fund’s portfolio (as described below).

•	GSAM will bear the external costs of the Reorganization (as described below).

•	Current shareholders of the Acquired Fund may redeem their shares at any time before the Reorganization takes place, as set forth in the Acquired Fund’s prospectuses.

The Board concluded that the Reorganization and the Agreement and Plan of Reorganization likely would benefit the Funds and their shareholders and that each should be approved.

Buying, Selling and Exchanging Shares of the Funds

The minimum initial investment for Class A Shares of each Fund is, generally, $1,000. The minimum initial investment for Institutional Shares of each Fund is, generally, $1,000,000 for individual or institutional investors or certain wrap account sponsors, alone or in combination with other assets under the management of the Investment Adviser and its affiliates. There is no minimum for initial purchases of Investor, Class R and Class R6 Shares of each Fund, except for certain institutional investors who purchase Class R6 Shares directly with the Fund’s transfer agent for which the minimum initial investment is $5,000,000. Those share classes with a minimum initial investment requirement do not impose it on certain employee benefit plans, and Institutional Shares do not impose it on certain investment advisers investing on behalf of other accounts.

The minimum subsequent investment for Class A shareholders is $50, except for certain employee benefit plans, for which there is no minimum. There is no minimum subsequent investment for Institutional, Investor, Class R or Class R6 shareholders.

Each Fund does not impose minimum purchase requirements for initial or subsequent investments in Service Shares, although an Intermediary (as defined below) may impose such minimums and/or establish other requirements such as a minimum account balance. The Fund does not impose minimum purchase requirements for initial or subsequent investments in Class P Shares.

You may purchase and redeem (sell) shares of the Fund on any business day through certain intermediaries that have a relationship with Goldman Sachs, including banks, trust companies, brokers, registered investment advisers and other financial institutions (“Intermediaries”).

The Acquired Fund no longer accepts orders for the purchase of Acquired Fund shares or exchanges into the Acquired Fund from other Goldman Sachs Funds; provided, however, that existing shareholders of the Acquired Fund may continue to reinvest dividends and distributions, if any. Existing shareholders of the Acquired Fund may continue to purchase shares of, or exchange into, the Acquired Fund. The Acquired Fund reserves the right to discontinue accepting orders for the purchase of Acquired Fund shares of exchanges into the Acquired Fund at any time prior to the Closing Date.

The procedures for making purchases, redemptions and exchanges of the Acquired Fund are identical to those of the Surviving Fund. Please see the “Shareholder Guide” in Exhibit C to this Information Statement/Prospectus for additional information on making purchases, redemptions and exchanges.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through an Intermediary, the Fund and/or its related companies may pay the Intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Intermediary’s website for more information. Please see the “Shareholder Guide” in Exhibit C to this Information Statement/Prospectus for additional information.

OTHER IMPORTANT INFORMATION CONCERNING THE REORGANIZATION

Fund Securities and Portfolio Repositioning

If the Reorganization is effected, management will analyze and evaluate the portfolio securities of the Acquired Fund being transferred to the Surviving Fund. However, each Fund’s portfolio securities are subject to adjustments in the ordinary course of business prior to, or in anticipation of, the Reorganization. In connection with the Reorganization, it is currently expected that a portion of the Acquired Fund’s portfolio assets (approximately 45%) will be sold prior to the consummation of the Reorganization, which will result in the Acquired Fund incurring transaction cost. The repositioning will generally involve increasing the Acquired Fund’s allocation to agency residential mortgage-backed securities and eliminating or reducing positions in other sectors in order to align with the Surviving Fund’s sector allocations. Actual portfolio sales will depend on portfolio composition, market conditions and other factors at the time of, or prior to, the Reorganization and will be at the discretion of the Investment Adviser. The extent and duration to which the portfolio securities of the Acquired Fund will be maintained by the Surviving Fund will be determined consistent with the Surviving Fund’s investment objective, strategies and policies, any restrictions imposed by the Code and in the best interests of each Fund’s shareholders (including former shareholders of the Acquired Fund). Subject to market conditions at the time of any such disposition, the disposition of the portfolio securities by the Acquired Fund will likely result in a capital gain for the Acquired Fund. The actual tax consequences of any disposition of portfolio securities will vary depending upon market conditions at the time of any such disposition, the specific security(ies) being sold and the Acquired Fund’s ability to use any available tax loss carryforwards at the time of any such disposition. The Acquired Fund has $38,368,941 in capital loss carryforwards as of October 6, 2025, to offset realized gains and has currently accumulated approximately $3.4 million in unrealized loss as of October 6, 2025. It is currently estimated that the Acquired Fund will not make taxable capital gain distributions to its shareholders as a result of the repositioning (based on assets as of October 31, 2025 and different assumptions about redemption levels prior to the Reorganization). Should such a distribution occur, shareholders of the Acquired Fund would generally be taxed on any such resulting capital gain distributions. It is also estimated that such portfolio repositioning will result in transaction costs, including trading taxes, of approximately $76,200 (approximately 6 basis points). These transaction costs will be borne by shareholders of the Acquired Fund.

Final Distribution of Acquired Fund

Prior to the Closing Date, the Acquired Fund will pay its shareholders a cash distribution consisting of any undistributed investment company taxable income and/or any undistributed realized net capital gains, including any net gains realized from any sales of assets prior to the Closing Date. These distributions will be taxable to shareholders that are subject to tax. Net redemptions prior to the Closing Date by the shareholders of the Acquired Fund may increase the per share amounts of such distributions. Because the final distribution amount for the Acquired Fund will depend on market conditions, transactions entered into by the Acquired Fund and shareholder activity prior to the Closing Date, such amount cannot be reliably estimated at this time.

Tax Capital Loss Carryforwards

Federal income tax law generally permits a regulated investment company to carry forward indefinitely its net capital losses. As of October 6, 2025, the Acquired Fund had $38,368,941 in capital loss carryforwards. The amount of the Funds’ capital loss carryovers as of the date of the Reorganization may differ. The Surviving Fund’s ability to use the capital loss carryovers of the Acquired Fund, if any, to offset gains of Surviving Fund in a given tax year after the Reorganization may be limited by loss limitation rules under federal tax law. The impact of those loss limitation rules will depend on the relative sizes of, and the losses and gains in, the Funds at the time of the Reorganization and thus cannot be calculated precisely at this time.

The ability of the Surviving Fund to use capital losses to offset gains (even in the absence of the Reorganization) depends on factors other than loss limitations, such as the future realization of capital gains or losses.

Differences in the Tax Character of Fund Distributions

Typically, a larger percentage of distributions of the Acquired Fund than of the Surviving Fund are derived from interest on certain federal obligations that may, depending on each shareholder’s circumstances, be excluded from state and local income taxes. Following the Reorganization, shareholders of the Acquired Fund will be shareholders of the Surviving Fund and should expect a lesser percentage of their fund distributions are expected to be eligible for such an exclusion.

Material Differences in the Rights of Fund Shareholders

The Funds are each a series of the Trust. Accordingly, the operations of each Fund are governed by the Trust’s Declaration of Trust and Amended and Restated By-Laws, each as amended. The operations of each Fund are also governed by applicable Delaware law and are subject to the provisions of the 1940 Act and the rules and regulations of the SEC thereunder. Shareholders of Class A, Institutional, Service, Investor, Class R, Class R6 and Class P Shares, respectively, of the Acquired Fund will receive shares of the corresponding class of the Surviving Fund, which will have substantially identical legal characteristics as the corresponding shares of the Acquired Fund with respect to such matters as voting rights, accessibility, conversion rights, and transferability. Each Fund is organized as a series of a Delaware statutory trust. There are no material differences between the rights of shareholders of a class of shares of the Acquired Fund and shareholders of a corresponding class of the Surviving Fund.

CAPITALIZATION

The following table sets forth the capitalization of the Funds as of December 31, 2025. The table also sets forth the pro forma combined capitalization of the combined Fund as if the Reorganization had occurred on December 31, 2025. If the Reorganization is consummated, the net assets, net asset value per share and shares outstanding on the Closing Date will vary from the information below due to changes in the market value of the portfolio securities of the Funds between December 31, 2025 and the Closing Date, changes in the amount of undistributed net investment income and net realized capital gains of the Funds during that period resulting from income and distributions, and changes in the accrued liabilities of the Funds during the same period.

	Government Income Fund (Acquired Fund) (December 31, 2025)		U.S. Mortgages Fund (Surviving Fund) (December 31, 2025)		Adjustments[1]	U.S. Mortgages Fund (Combined Fund – Pro Forma) (December 31, 2025)
Net Assets
Class A Shares	$34,126,726		$6,231,130		—	$40,357,856
Institutional Shares	$25,782,029		$58,799,773		—	$84,581,802
Service Shares	$18.144,384		—		—	$18,144,384
Investor Shares	$624,470		$24,920,332		—	$25,544,802
Class R Shares	$9,498,546		—		—	$9,498,546
Class R6 Shares	$6,634,096		$11,557,732		—	$18,191,828
Class P Shares	$37,929,057		$2,213,915		—	$40,142,972
Total Net Assets	$132,739,308	[2]	$103,722,882	[3]	—	$236,462,190
Net Asset Value Per Share
Class A Shares	$13.22		$9.11		—	$9.11
Institutional Shares	$13.20		$9.14		—	$9.14
Service Shares	$13.18		—		—	$13.18
Investor Shares	$13.22		$9.13		—	$9.13
Class R Shares	$13.20		—		—	$13.20
Class R6 Shares	$13.20		$9.13		—	$9.13
Class P Shares	$13.20		$9.13		—	$9.13
Shares Outstanding
Class A Shares	2,581,560		683,990		1,164,511	4,430,061
Institutional Shares	1,952,894		6,434,652		866,480	9,254,027
Service Shares	1,376,316		—		—	1,376,316
Investor Shares	47,246		2,728,675		21,976	2,797,897
Class R Shares	719,418		—		—	719,418
Class R6 Shares	502,764		1,265,475		224,295	1,992,533
Class P Shares	2,874,363		242,507		1,279,950	4,396,821

[1]	Adjustment to reflect increase of shares needed to consummate reorganization.
[2]	Total net assets excludes the Acquired Fund’s Class C Shares, which are not included in this Reorganization and are therefore not listed in the table.
[3]

Total net assets excludes the Surviving Fund’s Separate Account Institutional Shares, which are not offered to shareholders of the Acquired Fund as part of this Reorganization and are therefore not listed in the table.

It is impossible to predict how many shares of the Surviving Fund will actually be received and distributed by the Acquired Fund on the Closing Date. The table should not be relied upon to determine the amount of the Surviving Fund shares that will actually be received and distributed.

TERMS OF THE AGREEMENT AND PLAN OF REORGANIZATION

The description of the Plan contained herein includes the material provisions of the Plan, but this description is qualified in its entirety by the attached form copy of the Plan.

Timing. The Reorganization is scheduled to occur on or about February 27, 2026 (i.e., Closing Date), but may occur on such earlier or later date as the parties agree.

Transfer and Valuation of the Assets. The Plan contemplates the transfer of all of the assets of the Acquired Fund to, and the assumption of the liabilities of the Acquired Fund by, the Surviving Fund, in exchange for the applicable shares of the Surviving Fund having an aggregate net asset value equal to the aggregate net asset value of the applicable shares of the Acquired Fund on the Closing Date. The Acquired Fund would then distribute to its shareholders the portion of the Surviving Fund shares to which each such shareholder is entitled. Thereafter, the Acquired Fund would be liquidated. All computations of value will be made by State Street Bank and Trust Company (“State Street”), in its capacity as administrator for the Acquired Fund.

Conditions to Closing the Reorganization. The obligation of each Fund to consummate the Reorganization is subject to the satisfaction of certain conditions, including the Fund’s performance of all of its obligations under the Plan, the receipt of certain documents and financial statements from the Funds and the receipt of all consents, orders and permits necessary to consummate the Reorganization. The Funds’ obligations are also subject to the receipt of a favorable opinion of Dechert LLP as to the U.S. federal income tax consequences of the Reorganization.

Termination of the Plan. The Plan may be terminated and the Reorganization may be abandoned by resolution of the Board at any time prior to the Closing Date, if circumstances should develop that, in the opinion of the Board, make proceeding with the Plan inadvisable.

Cost of the Reorganization. GSAM (or an affiliate) has agreed to pay the legal and other external costs associated with each Fund’s participation in the Reorganization.

TAX STATUS OF THE REORGANIZATION

The Reorganization is conditioned upon the receipt of an opinion from Dechert LLP, counsel to the Trust, substantially to the effect that, for federal income tax purposes:

•

The transfer to the Surviving Fund of all of the Acquired Fund’s assets in exchange solely for the issuance of the Surviving Fund shares to the Acquired Fund and the assumption of all of the Acquired Fund’s liabilities by the Surviving Fund, followed by the distribution of the Surviving Fund shares to the Acquired Fund shareholders in complete liquidation of the Acquired Fund, will constitute a “reorganization” within the meaning of Section 368(a) of the Code;

•

No gain or loss will be recognized by the Acquired Fund upon: (i) the transfer of all of its assets to the Surviving Fund as described above or (ii) the distribution by the Acquired Fund of Surviving Fund shares to the Acquired Fund’s shareholders in complete liquidation of the Acquired Fund, except for (A) any gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, and (B) any gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code;

•

The tax basis of each asset of the Acquired Fund in the hands of the Surviving Fund will be the same as the tax basis of that asset in the hands of the Acquired Fund immediately before the transfer of the asset, increased by the amount of gain, if any, recognized by the Acquired Fund on the transfer;

•

The holding period of each asset of the Acquired Fund in the hands of the Surviving Fund will include the period during which that asset was held by the Acquired Fund (except where investment activities of the Surviving Fund have the effect of reducing or eliminating the holding period with respect to an asset);

•

No gain or loss will be recognized by the Surviving Fund upon its receipt of the Acquired Fund’s assets in exchange solely for shares of the Surviving Fund and the assumption of the Acquired Fund’s liabilities;

•	No gain or loss will be recognized by the Acquired Fund shareholders upon the exchange of their Acquired Fund shares for the applicable Surviving Fund shares as part of the Reorganization;

•

The aggregate tax basis of the applicable Surviving Fund shares received by the Acquired Fund shareholders in the Reorganization will be the same as the aggregate tax basis of the shares of the Acquired Fund surrendered in exchange therefor; and

•

Each Acquired Fund shareholder’s holding period for the applicable Surviving Fund shares received in the Reorganization will include the holding period of the shares of the Acquired Fund that were surrendered in exchange therefor, provided that the shareholder held the Acquired Fund shares as capital assets on the date of the exchange.

In rendering such opinion, counsel shall rely upon, among other things, certain facts, assumptions and representations of the Trust, on behalf of the Funds.

No tax ruling has been or will be received from the IRS in connection with the Reorganization. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

The foregoing discussion is very general. The foregoing consequences may not apply to certain classes of taxpayers who are subject to special circumstances, such as shareholders who are not citizens or residents of the United States, insurance companies, tax-exempt organizations, financial institutions, dealers in securities or foreign currencies, or persons who hold their shares as part of a straddle or conversion transaction. This discussion does not address any state, local or foreign tax consequences of the Reorganization. You should consult your tax adviser for the particular tax consequences to you of the transaction, including the applicability of any state, local or foreign tax laws.

CHARTER DOCUMENTS OF GOLDMAN SACHS TRUST

The Funds are each a series of the Trust. Accordingly, the operations of each Fund are governed by the Trust’s Declaration of Trust and Amended and Restated By-Laws, each as amended. The operations of each Fund are also governed by applicable Delaware law and are subject to the provisions of the 1940 Act and the rules and regulations of the SEC thereunder.

FUNDAMENTAL INVESTMENT POLICIES OF THE FUNDS

The Funds have adopted fundamental investment policies, which may not be changed without the affirmative vote of the holders of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund. The Funds’ fundamental investment policies are not materially different.

Under the 1940 Act, the vote of a majority of the outstanding voting securities means the affirmative vote of the lesser of (i) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of such company are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of such company. For the purposes of the following limitations (except for the asset coverage requirement with respect to borrowings, which is subject to different requirements under the 1940 Act), any limitation which involves a maximum percentage will not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund. With respect to each Fund’s fundamental investment policy on borrowing below, in the event that asset coverage (as defined in the Act) at any time falls below 300%, the Fund, within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations, will reduce the amount of its borrowings to the extent required so that the asset coverage of such borrowings will be at least 300%.

Each Fund may, notwithstanding any other fundamental investment restriction or policy, invest some or all of its assets in a single open-end investment company or series thereof with substantially the same fundamental investment restrictions and policies as the Fund.

The current fundamental investment policies of the Acquired Fund and the Surviving Fund are listed below.

The Acquired Fund	The Surviving Fund

Fundamental Investment Policies Concentration Policy

The Acquired Fund may not invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or its agencies or instrumentalities). (For the purposes of this restriction, state and municipal governments and their agencies, authorities and instrumentalities are not deemed to be industries; telephone companies are considered to be a separate industry from water, gas or electric utilities; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.) This restriction does not apply to investments in Municipal Securities which have been pre-refunded by the use of obligations of the U.S. Government or any of its agencies or instrumentalities.	The Surviving Fund may not invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or its agencies or instrumentalities); provided that during normal market conditions, the Fund intends to invest at least 25% of the value of its total assets in mortgage-related securities. (For the purposes of this restriction, state and municipal governments and their agencies, authorities and instrumentalities are not deemed to be industries; telephone companies are considered to be a separate industry from water, gas or electric utilities; personal credit finance companies and business credit finance companies are deemed to be separate industries; wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents; and “mortgage-related securities” mean mortgage-related securities that are issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises). This restriction does not apply to investments in Municipal Securities which have been pre-refunded by the use of obligations of the U.S. Government or any of its agencies or instrumentalities.

Borrowing

The Fund may not borrow money, except (a) the Fund may borrow from banks (as defined in the Act) or through reverse repurchase agreements in amounts up to 33-1/3% of its total assets (including the amount borrowed); (b) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes; (c) the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities; (d) the Fund may purchase securities on margin to the extent permitted by applicable law; and (e) the Fund may engage in transactions in mortgage dollar rolls which are accounted for as financings.	The Fund may not borrow money, except (a) the Fund, to the extent permitted by applicable law, may borrow from banks (as defined in the Act), other affiliated investment companies and other persons or through reverse repurchase agreements in amounts up to 33-1/3% of its total assets (including the amount borrowed); (b) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes; (c) the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities; (d) the Fund may purchase securities on margin to the extent permitted by applicable law; and (e) the Fund may engage in transactions in mortgage dollar rolls which are accounted for as financings.

The Acquired Fund	The Surviving Fund

The following interpretation applies to, but is not part of, this fundamental policy: In determining whether a particular investment in portfolio instruments or participation in portfolio transactions is subject to this borrowing policy, the accounting treatment of such instrument or participation shall be considered, but shall not by itself be determinative. Whether a particular instrument or transaction constitutes a borrowing shall be determined by the Board, after consideration of all of the relevant circumstances.

Loans

The Fund may not make loans, except through (a) the purchase of debt obligations in accordance with the Fund’s investment objective and policies; (b) repurchase agreements with banks, brokers, dealers and other financial institutions; and (c) loans of securities as permitted by applicable law.	The Fund may not make loans, except through (a) the purchase of debt obligations in accordance with the Fund’s investment objective and policies; (b) repurchase agreements with banks, brokers, dealers and other financial institutions; (c) loans of securities as permitted by applicable law; and (d) loans to affiliates of the Fund to the extent permitted by law.

Underwriting
The Fund may not underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting.

Real Estate

The Fund may not purchase, hold or deal in real estate, although the Fund may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by the Fund as a result of the ownership of securities.

Commodities

The Fund may not invest in commodities or commodity contracts, except that the Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

Senior Securities

The Fund may not issue senior securities to the extent such issuance would violate applicable law.

Diversification

The Fund may not make any investment inconsistent with the Fund’s classification as a diversified company under the Act.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Other Investment Practices and Securities

The following tables identify some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The tables also highlight the differences and similarities between the Funds in their use of these techniques and other investment practices and investment securities. Numbers in these tables show allowable usage only; for actual usage, consult the Funds’ most recently filed Form N-CSR. For more information about these and other investment practices and securities, see Exhibit B.

Each Fund publishes on its website (am.gs.com) complete portfolio holdings for the Fund as of the end of each fiscal quarter subject to a thirty day lag between the date of the information and the date on which the information is disclosed. In addition, the Funds publish on their website selected portfolio holdings information as of the end of each month subject to a fifteen day lag between the date of the information and the date on which the information is disclosed. In addition, a description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Funds’ SAI.

10	Percent of total assets (including securities lending collateral) (italic type)

10	Percent of net assets (excluding borrowings for investment purposes) (roman type)

•	No specific percentage limitation on usage; limited only by the objectives and strategies of the Fund

—	Not permitted

	Acquired Fund	Surviving Fund
Investment Practices
Borrowings	33 1/3	33 1/3
Credit, Interest Rate and Total Return Swaps (and Options on Swaps)	•	•
Cross Hedging of Currencies	—	—
Currency Swaps	—	—
Custodial Receipts and Trust Certificates	•	•
Foreign Currency Transactions	—	—
Futures Contracts and Options and Swaps on Futures Contracts	•	•
Illiquid Investments*	15	15
Interest Rate Floors, Caps and Collars	•	•
Investment Company Securities (including ETFs)**	10	10
Mortgage Dollar Rolls	•	•
Mortgage Swaps	•	•
Options***	•	•
Options on Foreign Currencies	—	—
Repurchase Agreements	•	•
Reverse Repurchase Agreements	•	•
Short Sales Against the Box****	•	•
When-Issued Securities and Forward Commitments	•	•

*

Illiquid investments are any investments that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

**

This percentage limitation does not apply to a Fund’s investments in investment companies (including ETFs) where a higher percentage limitation is permitted under the Investment Company Act or rules, regulations or exemptive relief thereunder

***	The Funds may sell call and put options and purchase call and put options on securities and securities indices in which they may invest.

****	The Surviving Fund may engage in short selling of physical securities that it does not own.

10	Percent of total assets (italic type)

10	Percent of net assets (including borrowings for investment purposes) (roman type)

•	No specific percentage limitation on usage; limited only by the objective and strategies of the Fund

—	Not permitted

	Acquired Fund		Surviving Fund
Investment Securities
Asset-Backed Securities	•		•
Bank Obligations	•		•
Collateralized Loan Obligations	—		•
Convertible Securities	—		—
Corporate Debt Obligations and Trust Preferred Securities	•		•
Emerging Country Securities	—		—
Floating and Variable Rate Obligations	•		•
Foreign Securities[1]	—		•
Inflation Protected Securities	•	[2]	•
Loan Participations and Loan Assignments	—		—
Mortgage-Related Securities	•		•
Adjustable Rate Mortgage Loans	•		•
Collateralized Mortgage Obligations	•		•
Fixed Rate Mortgage Loans	•		•
Government Issued Mortgage-Backed Securities	•		•
Multiple Class Mortgage-Backed Securities	•		•
Privately Issued Mortgage-Backed Securities	•		•
Stripped Mortgage-Backed Securities	•		•
Non-Investment Grade Fixed Income Securities	—		—	[3]
Preferred Stock, Warrants and Rights	—		—
Structured Securities (which may include credit linked notes)[4]	•		•
Taxable Municipal Securities	•		•
Tax-Free Municipal Securities	•		•
Temporary Investments	•		•
U.S. Government Securities	80+		•

1

Includes issuers domiciled in one country and issuing securities denominated in the currency of another. The Surviving Fund currently intends to invest not more than 5% of its total assets in foreign securities (including securities not denominated in U.S. dollars), and will seek to hedge such investments against currency risk.

2	The Acquired Fund may invest only in inflation protected securities issued by U.S. Treasury.
3	The Surviving Fund may not purchase securities that are rated below BBB- or Baa3 but may own such a security, if the security is downgraded after purchase.

4	Structured securities are not subject to the same minimum credit quality requirement as a Fund’s investments in fixed income securities.

Investment Adviser

GSAM has been registered as an investment adviser with the SEC since 1990 and is an indirect, wholly-owned subsidiary of The Goldman Sachs Group, Inc. and an affiliate of Goldman Sachs. Founded in 1869, The Goldman Sachs Group, Inc. is a publicly-held financial holding company and a leading global investment banking, securities and investment management firm. As of June 30, 2025, GSAM, including its investment advisory affiliates, had assets under supervision of approximately $3.06 trillion. GSAM is located at 200 West Street, New York, NY 10282.

The Investment Adviser provides day-to-day advice regarding the Fund’s portfolio transactions. The Investment Adviser makes the investment decisions for the Fund and places purchase and sale orders for the Fund’s portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any executing brokers, dealers, futures commission merchants (“FCMs”) or other counterparties, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Fund, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs (subject to legal, internal, regulatory and Chinese Wall restrictions), and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

The Investment Adviser also performs the following additional services for each Fund (to the extent not performed by others pursuant to agreements with the Fund):

•	Supervises all non-advisory operations of the Fund

•	Provides personnel to perform necessary executive, administrative and clerical services to the Fund

•

Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the SEC and other regulatory authorities

•	Maintains the records of the Fund

•	Provides office space and all necessary office equipment and services

An investment in the Fund may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third-party service providers or trading counterparties. The use of certain investment strategies that involve manual or additional processing, such as over-the-counter derivatives, increases these risks. Although the Fund attempts to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect the Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. The Fund and its shareholders could be negatively impacted as a result.

From time to time, Goldman Sachs or its affiliates may invest “seed” capital in the Fund. These investments are generally intended to enable the Fund to commence investment operations and achieve sufficient scale. Goldman Sachs and its affiliates may hedge the exposure of the seed capital invested in the Fund by, among other things, taking an offsetting position in the benchmark of the Fund.

Management Fees and Other Expenses

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of each respective Fund’s average daily net assets):

Fund	Contractual Management Fee Annual Rate	Average Daily Net Assets	Actual Rate For the Fiscal Year Ended March 31, 2025*
Surviving Fund	0.34%	First $1 Billion	0.34%
	0.31%	Next $1 Billion
	0.29%	Next $3 Billion
	0.28%	Over $5 Billion

Acquired Fund	0.53%	First $1 Billion	0.46%
	0.48%	Next $1 Billion
	0.45%	Next $3 Billion
	0.44%	Over $5 Billion

*	The Actual Rate may not correlate to the Contractual Management Fee Annual Rate as a result of management fee waivers that may be in effect from time to time.

The Investment Adviser has agreed to waive a portion of its management fee in order to achieve an effective net management fee rate of 0.46% as an annual percentage of the Acquired Fund’s average daily net assets. The Investment Adviser has also agreed to waive a portion of its management fee for each Fund in an amount equal to any management fees it earns as an investment adviser to any of the affiliated funds in which the Fund invests based on the Fund’s investment in such affiliated funds. These management fee waivers will remain in effect through at least July 29, 2026 in the case of the Acquired Fund, and July 29, 2027 in the case of the Surviving Fund, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees. A management fee waiver may be modified or terminated by the Investment Adviser at its discretion and without shareholder approval after such date, though the Investment Adviser does not presently intend to do so.

In addition to the management fee waiver described above, the Investment Adviser may waive an additional portion of its management fee from time to time, and may discontinue or modify any such waivers in the future, consistent with the terms of any fee waiver arrangements in place.

A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement for the Fund in 2025 is available in the Fund’s Form N-CSR dated September 30, 2025.

The Investment Adviser has agreed to reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees, shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses), to 0.004% of average daily net assets of the Acquired Fund and 0.074% of average daily net assets of the Surviving Fund, respectively, through at least July 29, 2026 and July 29, 2027, respectively, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees. The expense limitations may be modified or terminated by the Investment Adviser at its discretion and without shareholder approval after such date, although the Investment Adviser does not presently intend to do so. The Fund’s “Other Expenses” may be further reduced by any custody and transfer agency fee credits received by the Fund.

Distributor and Transfer Agent

Goldman Sachs, 200 West Street, New York, NY 10282, serves as the exclusive distributor (the “Distributor”) of the Fund’s shares. Goldman Sachs, 71 South Wacker Drive, Suite 1200, Chicago, IL 60606,

also serves as the Fund’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

For its transfer agency services, Goldman Sachs is entitled to receive a transfer agency fee equal, on an annualized basis, to 0.03% of average daily net assets with respect to Class R6 and Class P Shares, 0.04% of average daily net assets with respect to the Institutional and Service Shares, 0.12% of average daily net assets with respect to the Class A, Investor and Class R Shares.

Goldman Sachs has agreed to waive a portion of its transfer agency fee (a component of “Other Expenses”) equal to 0.02% as an annual percentage rate of the average daily net assets attributable to Class A, Investor, and Class R Shares of the Acquired Fund through at least July 29, 2026, and prior to such date, Goldman Sachs may not terminate the arrangement without the approval of the Board of Trustees.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs and its affiliates reserve the right to redeem at any time some or all of the shares acquired for their own accounts.

Activities of Goldman Sachs and its Affiliates and Other Accounts Managed by Goldman Sachs

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs will present conflicts of interest with respect to the Funds and will, under certain circumstances, limit the Funds’ investment activities. Goldman Sachs is a worldwide, full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets that provides a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and individuals. As such, it acts as a broker-dealer, investment adviser, investment banker, underwriter, research provider, administrator, financier, adviser, market maker, trader, prime broker, derivatives dealer, clearing agent, lender, custodian, counterparty, agent, principal, distributor, investor or in other commercial capacities for accounts or companies (including Fund portfolio companies) or affiliated or unaffiliated investment funds (including pooled investment vehicles and private funds) in which one or more accounts, including the Funds, invest. In those and other capacities, Goldman Sachs and its affiliates advise and deal with clients and third parties in all markets and transactions and purchase, sell, hold and recommend a broad array of investments, including securities, derivatives, loans, commodities, currencies, credit default swaps, indices, baskets and other financial instruments and products for their own accounts or for the accounts of their customers and have other direct and indirect interests in the global fixed income, currency, commodity, equities, bank loans and other markets and the securities and issuers in which the Fund directly and indirectly invests. Thus, it is expected that the Funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs and its affiliates perform or seek to perform investment banking or other services. The Investment Adviser and/or certain of its affiliates are the managers of the Goldman Sachs Funds (as defined below). The Investment Adviser and its affiliates earn fees from this and other relationships with the Funds. Although management fees paid by the Funds to the Investment Adviser and certain other fees paid to the Investment Adviser’s affiliates are based on asset levels, the fees are not directly contingent on Fund performance, and the Investment Adviser and its affiliates will still receive significant compensation from the Funds even if shareholders lose money. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. The results of the Funds’ investment activities, therefore, will likely differ from those of Goldman Sachs, its affiliates, and other accounts managed by Goldman Sachs, and it is possible that the Funds could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may enter into transactions in which Goldman Sachs and its affiliates or their other clients have an adverse interest. For example, the Funds may take a long position in a security at the same time that Goldman Sachs and its affiliates or other accounts managed by the Investment Adviser or its affiliates take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs-advised clients may, individually or in the aggregate, adversely impact the Funds. Transactions by one or more Goldman Sachs-advised clients or the Investment Adviser may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Funds. The Funds’ activities will, under certain circumstances, be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs and its affiliates also provide a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it are expected to create markets or specialize in, have positions in and/or effect transactions in, securities of issuers held by the Funds, and will likely also perform or seek to perform investment banking and financial services for one or more of those issuers. Goldman Sachs and its affiliates are expected to have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Funds or who engage in transactions with or for the Funds. For more information about conflicts of interest, see the section entitled “Potential Conflicts of Interest” in the SAI.

The Funds will, from time to time, make payments to Goldman Sachs and its affiliates in connection with the Fund’s portfolio investment transactions, in accordance with applicable law.

DISTRIBUTIONS

Each Fund pays distributions from its investment income and from net realized capital gains. You may choose to have distributions paid in:

•	Cash

•	Additional shares of the same class of same Fund

•	Shares of the same or an equivalent class of another Goldman Sachs Fund. Special restrictions may apply. See the SAI.

You may indicate your election on your account application. Any changes may be submitted in writing or via telephone, in some instances, to the Transfer Agent (either directly or through your Intermediary) at any time before the record date for a particular distribution. If you do not indicate any choice, your distributions will be reinvested automatically in the Fund. If cash distributions are elected with respect to the Fund’s monthly net investment income, then cash distributions must also be elected with respect to the net short-term capital gains component, if any, of the Fund’s annual distributions.

The election to reinvest distributions in additional shares will not affect the tax treatment of such distributions, which will be treated as received by you and then used to purchase the shares.

For each Fund, distributions from net investment income are normally declared daily and paid monthly. Distributions from net capital gains are normally declared and paid annually.

In addition, the Fund may occasionally make a distribution at a time when it is not normally made.

In addition to the net investment income dividends declared and paid, the Fund may also earn additional net investment income throughout the year. Any additional net investment income will be distributed annually as a declared event and paid to shareholders of record for such events.

From time to time a portion of the Fund’s distributions may constitute a return of capital for tax purposes, and/or may include amounts in excess of the Fund’s net investment income for the period calculated in accordance with generally accepted accounting principles (“GAAP”).

When you purchase shares of the Fund, part of the NAV per share may be represented by undistributed income and/or realized gains that have previously been earned by the Fund. Therefore, subsequent distributions on such shares from such income and/or realized gains may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price

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FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the financial performance of each Fund for the past five years (or less if the Fund has been in operation for less than five years). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information for each Fund (except for information for the period ended September 30, 2025, which is unaudited) has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund’s financial statements, is included in each Fund’s Form N-CSR dated March 31, 2025 (available upon request). Each Fund’s unaudited financial statements for the semiannual period ended September 30, 2025 appear in each Fund’s Form N-CSR dated September 30, 2025 (available upon request).

	Goldman Sachs Government Income Fund
	Class A Shares
	Six Months Ended September 30, 2025 (Unaudited)		Year Ended March 31,
			2025	2024	2023	2022	2021
Per Share Data
Net asset value, beginning of period	$13.06		$12.87	$13.11	$14.09	$15.14	$15.57

Net investment income(a)	0.21		0.36	0.32	0.20	0.05	0.07
Net realized and unrealized gain (loss)	0.14		0.18	(0.25)	(0.96)	(0.77)	(0.35)

Total from investment operations	0.35		0.54	0.07	(0.76)	(0.72)	(0.28)

Distributions to shareholders from net investment income	(0.21)		(0.35)	(0.31)	(0.22)	(0.12)	(0.15)
Distributions to shareholders from net realized gains	—		—	—	—	(0.21)	—

Total distributions	(0.21)		(0.35)	(0.31)	(0.22)	(0.33)	(0.15)

Net asset value, end of period	$13.20		$13.06	$12.87	$13.11	$14.09	$15.14

Total Return(b)	2.52%		4.31%	0.56%	(5.38)%	(4.82)%	(1.73)%

Net assets, end of period (in 000’s)	$34,665		$35,241	$39,366	$45,870	$56,679	$74,473
Ratio of net expenses to average net assets	0.81	%(c)	0.81%	0.82%	0.82%	0.83%	0.83%
Ratio of total expenses to average net assets	1.31	%(c)	1.30%	1.25%	1.12%	1.09%	1.07%
Ratio of net investment income to average net assets	3.23	%(c)	2.76%	2.56%	1.53%	0.35%	0.43%
Portfolio turnover rate(d)	419%		830%	602%	709%	578%	820%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Goldman Sachs Government Income Fund
	Institutional Shares
	Six Months Ended September 30, 2025 (Unaudited)		Year Ended March 31,
			2025	2024	2023	2022	2021
Per Share Data
Net asset value, beginning of period	$13.05		$12.85	$13.09	$14.07	$15.12	$15.54

Net investment income(a)	0.23		0.40	0.35	0.23	0.10	0.12
Net realized and unrealized gain (loss)	0.13		0.19	(0.24)	(0.95)	(0.77)	(0.34)

Total from investment operations	0.36		0.59	0.11	(0.72)	(0.67)	(0.22)

Distributions to shareholders from net investment income	(0.23)		(0.39)	(0.35)	(0.26)	(0.17)	(0.20)
Distributions to shareholders from net realized gains	—		—	—	—	(0.21)	—

Total distributions	(0.23)		(0.39)	(0.35)	(0.26)	(0.38)	(0.20)

Net asset value, end of period	$13.18		$13.05	$12.85	$13.09	$14.07	$15.12

Total Return(b)	2.76%		4.63%	0.87%	(5.10)%	(4.47)%	(1.50)%

Net assets, end of period (in 000’s)	$25,329		$27,261	$33,354	$47,454	$110,854	$148,150
Ratio of net expenses to average net assets	0.50	%(c)	0.50%	0.51%	0.51%	0.52%	0.52%
Ratio of total expenses to average net assets	0.98	%(c)	0.97%	0.92%	0.78%	0.76%	0.73%
Ratio of net investment income to average net assets	3.54	%(c)	3.07%	2.77%	1.71%	0.65%	0.74%
Portfolio turnover rate(d)	419%		830%	602%	709%	578%	820%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Goldman Sachs Government Income Fund
	Service Shares
	Six Months Ended September 30, 2025 (Unaudited)		Year Ended March 31,
			2025	2024	2023	2022	2021
Per Share Data
Net asset value, beginning of period	$13.03		$12.84	$13.08	$14.05	$15.10	$15.52

Net investment income(a)	0.20		0.33	0.29	0.18	0.02	0.04
Net realized and unrealized gain (loss)	0.12		0.18	(0.25)	(0.96)	(0.77)	(0.34)

Total from investment operations	0.32		0.51	0.04	(0.78)	(0.75)	(0.30)

Distributions to shareholders from net investment income	(0.19)		(0.32)	(0.28)	(0.19)	(0.09)	(0.12)
Distributions to shareholders from net realized gains	—		—	—	—	(0.21)	—

Total distributions	(0.19)		(0.32)	(0.28)	(0.19)	(0.30)	(0.12)

Net asset value, end of period	$13.16		$13.03	$12.84	$13.08	$14.05	$15.10

Total Return(b)	2.51%		4.03%	0.37%	(5.51)%	(5.02)%	(1.93)%

Net assets, end of period (in 000’s)	$17,714		$17,921	$18,858	$21,311	$27,085	$32,692
Ratio of net expenses to average net assets	1.00	%(c)	1.00%	1.01%	1.01%	1.02%	1.02%
Ratio of total expenses to average net assets	1.48	%(c)	1.47%	1.42%	1.29%	1.26%	1.23%
Ratio of net investment income to average net assets	3.04	%(c)	2.57%	2.27%	1.34%	0.16%	0.25%
Portfolio turnover rate(d)	419%		830%	602%	709%	578%	820%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Goldman Sachs Government Income Fund
	Investor Shares
	Six Months Ended September 30, 2025 (Unaudited)		Year Ended March 31,
			2025	2024	2023	2022	2021
Per Share Data
Net asset value, beginning of period	$13.06		$12.87	$13.11	$14.09	$15.13	$15.56

Net investment income(a)	0.23		0.39	0.33	0.24	0.10	0.11
Net realized and unrealized gain (loss)	0.12		0.18	(0.23)	(0.97)	(0.77)	(0.35)

Total from investment operations	0.35		0.57	0.10	(0.73)	(0.67)	(0.24)

Distributions to shareholders from net investment income	(0.22)		(0.38)	(0.34)	(0.25)	(0.16)	(0.19)
Distributions to shareholders from net realized gains	—		—	—	—	(0.21)	—

Total distributions	(0.22)		(0.38)	(0.34)	(0.25)	(0.37)	(0.19)

Net asset value, end of period	$13.19		$13.06	$12.87	$13.11	$14.09	$15.13

Total Return(b)	2.65%		4.57%	0.81%	(5.14)%	(4.52)%	(1.55)%

Net assets, end of period (in 000’s)	$979		$1,038	$2,095	$77,074	$72,599	$6,459
Ratio of net expenses to average net assets	0.56	%(c)	0.56%	0.56%	0.57%	0.58%	0.58%
Ratio of total expenses to average net assets	1.06	%(c)	1.05%	0.91%	0.87%	0.85%	0.81%
Ratio of net investment income to average net assets	3.49	%(c)	3.01%	2.56%	1.82%	0.67%	0.71%
Portfolio turnover rate(d)	419%		830%	602%	709%	578%	820%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Goldman Sachs Government Income Fund
	Class R6 Shares
	Six Months Ended September 30, 2025 (Unaudited)		Year Ended March 31,
			2025	2024	2023	2022	2021
Per Share Data
Net asset value, beginning of period	$13.04		$12.85	$13.09	$14.07	$15.11	$15.54

Net investment income(a)	0.23		0.40	0.36	0.24	0.10	0.12
Net realized and unrealized gain (loss)	0.13		0.18	(0.25)	(0.96)	(0.76)	(0.35)

Total from investment operations	0.36		0.58	0.11	(0.72)	(0.66)	(0.23)

Distributions to shareholders from net investment income	(0.23)		(0.39)	(0.35)	(0.26)	(0.17)	(0.20)
Distributions to shareholders from net realized gains	—		—	—	—	(0.21)	—

Total distributions	(0.23)		(0.39)	(0.35)	(0.26)	(0.38)	(0.20)

Net asset value, end of year	$13.17		$13.04	$12.85	$13.09	$14.07	$15.11

Total Return(b)	2.77%		4.56%	0.88%	(5.09)%	(4.46)%	(1.49)%

Net assets, end of period (in 000’s)	$5,686		$7,109	$8,112	$7,199	$8,722	$10,019
Ratio of net expenses to average net assets	0.49	%(c)	0.49%	0.50%	0.50%	0.51%	0.51%
Ratio of total expenses to average net assets	0.97	%(c)	0.96%	0.92%	0.78%	0.75%	0.72%
Ratio of net investment income to average net assets	3.54	%(c)	3.08%	2.79%	1.85%	0.67%	0.75%
Portfolio turnover rate(d)	419%		830%	602%	709%	578%	820%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Goldman Sachs Government Income Fund
	Class R Shares
	Six Months Ended September 30, 2025 (Unaudited)		Year Ended March 31,
			2025	2024	2023	2022	2021
Per Share Data
Net asset value, beginning of period	$13.05		$12.86	$13.10	$14.08	$15.12	$15.55

Net investment income(a)	0.19		0.32	0.28	0.17	0.01	0.03
Net realized and unrealized gain (loss)	0.13		0.18	(0.24)	(0.96)	(0.75)	(0.35)

Total from investment operations	0.32		0.50	0.04	(0.79)	(0.74)	(0.32)

Distributions to shareholders from net investment income	(0.19)		(0.31)	(0.28)	(0.19)	(0.09)	(0.11)
Distributions to shareholders from net realized gains	—		—	—	—	(0.21)	—

Total distributions	(0.19)		(0.31)	(0.28)	(0.19)	(0.30)	(0.11)

Net asset value, end of period	$13.18		$13.05	$12.86	$13.10	$14.08	$15.12

Total Return(b)	2.48%		3.97%	0.31%	(5.62)%	(5.00)%	(2.05)%

Net assets, end of period (in 000’s)	$9,591		$9,450	$9,954	$9,963	$10,753	$14,021
Ratio of net expenses to average net assets	1.06	%(c)	1.06%	1.07%	1.07%	1.08%	1.08%
Ratio of total expenses to average net assets	1.56	%(c)	1.55%	1.51%	1.37%	1.34%	1.32%
Ratio of net investment income to average net assets	2.99	%(c)	2.51%	2.22%	1.29%	0.10%	0.19%
Portfolio turnover rate(d)	419%		830%	602%	709%	578%	820%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Goldman Sachs Government Income Fund
	Class P Shares
	Six Months Ended September 30, 2025 (Unaudited)		Year Ended March 31,
			2025	2024	2023	2022	2021
Per Share Data
Net asset value, beginning of period	$13.04		$12.85	$13.09	$14.07	$15.11	$15.54

Net investment income(a)	0.23		0.40	0.36	0.25	0.10	0.12
Net realized and unrealized gain (loss)	0.13		0.18	(0.25)	(0.97)	(0.76)	(0.35)

Total from investment operations	0.36		0.58	0.11	(0.72)	(0.66)	(0.23)

Distributions to shareholders from net investment income	(0.23)		(0.39)	(0.35)	(0.26)	(0.17)	(0.20)
Distributions to shareholders from net realized gains	—		—	—	—	(0.21)	—

Total distributions	(0.23)		(0.39)	(0.35)	(0.26)	(0.38)	(0.20)

Net asset value, end of period	$13.17		$13.04	$12.85	$13.09	$14.07	$15.11

Total Return(b)	2.77%		4.56%	0.88%	(5.09)%	(4.46)%	(1.42)%

Net assets, end of year (in 000’s)	$34,710		$22,095	$12,960	$8,092	$9,106	$13,725
Ratio of net expenses to average net assets	0.49	%(c)	0.49%	0.49%	0.50%	0.52%	0.51%
Ratio of total expenses to average net assets	0.97	%(c)	0.96%	0.92%	0.78%	0.75%	0.72%
Ratio of net investment income to average net assets	3.56	%(c)	3.08%	2.79%	1.86%	0.66%	0.75%
Portfolio turnover rate(d)	419%		830%	602%	709%	578%	820%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	U.S. Mortgages Fund
	Class A Shares
	Six Months Ended September 30, 2025 (Unaudited)		Year Ended March 31,
			2025	2024	2023	2022	2021
Per Share Data
Net asset value, beginning of period	$8.93		$8.84	$9.06	$9.87	$10.56	$10.55

Net investment income (loss)(a)	0.16		0.32	0.30	0.20	(0.01)	0.12
Net realized and unrealized gain (loss)	0.14		0.12	(0.20)	(0.77)	(0.57)	0.16

Total from investment operations	0.30		0.44	0.10	(0.57)	(0.58)	0.28

Distributions to shareholders from net investment income	(0.16)		(0.35)	(0.32)	(0.24)	(0.10)	(0.27)
Distributions to shareholders from return of capital	—		— (b)	—	—	(0.01)	—

Total distributions	(0.16)		(0.35)	(0.32)	(0.24)	(0.11)	(0.27)

Net asset value, end of period	$9.07		$8.93	$8.84	$9.06	$9.87	$10.56

Total Return(c)	3.41%		5.05%	1.15%	(5.73)%	(5.48)%	2.54%

Net assets, end of period (in 000’s)	$5,673		$5,754	$14,053	$19,159	$30,488	$38,327
Ratio of net expenses to average net assets	0.78	%(d)	0.78%	0.79%	0.78%	0.77%	0.78%
Ratio of total expenses to average net assets	0.97	%(d)	0.93%	0.91%	0.88%	0.84%	0.81%
Ratio of net investment income (loss) to average net assets	3.59	%(d)	3.66%	3.35%	2.12%	(0.08)%	1.08%
Portfolio turnover rate(e)	668%		1,896%	1,369%	1,386%	1,242%	1,027%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	U.S. Mortgages Fund
	Institutional Shares
	Six Months Ended September 30, 2025 (Unaudited)		Year Ended March 31,
			2025	2024	2023	2022	2021
Per Share Data
Net asset value, beginning of period	$8.96		$8.87	$9.08	$9.89	$10.58	$10.58

Net investment income (loss)(a)	0.18		0.35	0.32	0.24	0.02	0.16
Net realized and unrealized gain (loss)	0.14		0.12	(0.18)	(0.78)	(0.57)	0.14

Total from investment operations	0.32		0.47	0.14	(0.54)	(0.55)	0.30

Distributions to shareholders from net investment income	(0.18)		(0.38)	(0.35)	(0.27)	(0.13)	(0.30)
Distributions to shareholders from return of capital	—		— (b)	—	—	(0.01)	—

Total distributions	(0.18)		(0.38)	(0.35)	(0.27)	(0.14)	(0.30)

Net asset value, end of year	$9.10		$8.96	$8.87	$9.08	$9.89	$10.58

Total Return(c)	3.58%		5.51%	1.49%	(5.40)%	(5.24)%	2.88%

Net assets, end of period (in 000’s)	$50,871		$47,481	$41,265	$65,787	$66,445	$89,598
Ratio of net expenses to average net assets	0.45	%(d)	0.45%	0.46%	0.45%	0.44%	0.45%
Ratio of total expenses to average net assets	0.64	%(d)	0.61%	0.58%	0.55%	0.51%	0.48%
Ratio of net investment income (loss) to average net assets	3.92	%(d)	3.97%	3.66%	2.56%	0.16%	1.48%
Portfolio turnover rate(e)	668%		1,896%	1,369%	1,386%	1,242%	1,027%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than ($0.005) per share.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	U.S. Mortgages Fund
	Investor Shares
	Six Months Ended September 30, 2025 (Unaudited)		Year Ended March 31,
			2025	2024	2023	2022	2021
Per Share Data
Net asset value, beginning of period	$8.95		$8.86	$9.08	$9.89	$10.58	$10.58

Net investment income (loss)(a)	0.17		0.35	0.32	0.23	0.01	0.16
Net realized and unrealized gain (loss)	0.14		0.11	(0.20)	(0.77)	(0.57)	0.14

Total from investment operations	0.31		0.46	0.12	(0.54)	(0.56)	0.30

Distributions to shareholders from net investment income	(0.17)		(0.37)	(0.34)	(0.27)	(0.12)	(0.30)
Distributions to shareholders from return of capital	—		— (b)	—	—	(0.01)	—

Total distributions	(0.17)		(0.37)	(0.34)	(0.27)	(0.13)	(0.30)

Net asset value, end of period	$9.09		$8.95	$8.86	$9.08	$9.89	$10.58

Total Return(c)	3.54%		5.31%	1.52%	(5.58)%	(5.32)%	2.79%

Net assets, end of period (in 000’s)	$25,584		$30,810	$26,297	$25,775	$30,695	$57,023
Ratio of net expenses to average net assets	0.53	%(d)	0.53%	0.54%	0.53%	0.52%	0.53%
Ratio of total expenses to average net assets	0.72	%(d)	0.69%	0.66%	0.63%	0.59%	0.57%
Ratio of net investment income (loss) to average net assets	3.85	%(d)	3.89%	3.60%	2.45%	0.10%	1.47%
Portfolio turnover rate(e)	688%		1,896%	1,369%	1,386%	1,242%	1,027%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than ($0.005) per share.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	U.S. Mortgages Fund
	Class R6 Shares
	Six Months Ended September 30, 2025 (Unaudited)		Year Ended March 31,
			2025	2024	2023	2022	2021
Per Share Data
Net asset value, beginning of period	$8.95		$8.86	$9.08	$9.89	$10.58	$10.58

Net investment income (loss)(a)	0.18		0.35	0.33	0.24	0.05	0.17
Net realized and unrealized gain (loss)	0.14		0.12	(0.20)	(0.78)	(0.60)	0.14

Total from investment operations	0.32		0.47	0.13	(0.54)	(0.55)	0.31

Distributions to shareholders from net investment income	(0.18)		(0.38)	(0.35)	(0.27)	(0.13)	(0.31)
Distributions to shareholders from return of capital	—		— (b)	—	—	(0.01)	—

Total distributions	(0.18)		(0.38)	(0.35)	(0.27)	(0.14)	(0.31)

Net asset value, end of period	$9.09		$8.95	$8.86	$9.08	$9.89	$10.58

Total Return(c)	3.58%		5.40%	1.50%	(5.39)%	(5.23)%	2.89%

Net assets, end of period (in 000’s)	$11,355		$10,236	$11,969	$17,665	$19,337	$8,245
Ratio of net expenses to average net assets	0.44	%(d)	0.44%	0.45%	0.44%	0.43%	0.44%
Ratio of total expenses to average net assets	0.63	%(d)	0.59%	0.57%	0.54%	0.50%	0.49%
Ratio of net investment income (loss) to average net assets	3.93	%(d)	3.99%	3.68%	2.56%	0.47%	1.55%
Portfolio turnover rate(e)	688%		1,896%	1,369%	1,386%	1,242%	1,027%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than ($0.005) per share.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	U.S. Mortgages Fund
	Class P Shares
	Six Months Ended September 30, 2025 (Unaudited)		Year Ended March 31,
			2025	2024	2023	2022	2021
Per Share Data
Net asset value, beginning of period	$8.95		$8.86	$9.07	$9.89	$10.58	$10.58

Net investment income (loss)(a)	0.18		0.36	0.33	0.25	0.02	0.14
Net realized and unrealized gain (loss)	0.14		0.11	(0.19)	(0.80)	(0.57)	0.17

Total from investment operations	0.32		0.47	0.14	(0.55)	(0.55)	0.31

Distributions to shareholders from net investment income	(0.18)		(0.38)	(0.35)	(0.27)	(0.13)	(0.31)
Distributions to shareholders from return of capital	—		—	—	—	(0.01)	—

Total distributions	(0.18)		(0.38)	(0.35)	(0.27)	(0.14)	(0.31)

Net asset value, end of period	$9.09		$8.95	$8.86	$9.07	$9.89	$10.58

Total Return(c)	3.58%		5.40%	1.61%	(5.50)%	(5.23)%	2.89%

Net assets, end of period (in 000’s)	$2,689		$2,686	$6,394	$6,959	$4,471	$12,382
Ratio of net expenses to average net assets	0.44	%(d)	0.44%	0.45%	0.44%	0.43%	0.44%
Ratio of total expenses to average net assets	0.63	%(d)	0.59%	0.57%	0.55%	0.50%	0.46%
Ratio of net investment income (loss) to average net assets	3.93	%(d)	4.02%	3.69%	2.78%	0.17%	1.30%
Portfolio turnover rate(e)	668%		1,896%	1,369%	1,386%	1,242%	1,027%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than ($0.005) per share.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

EXPERTS

The financial highlights and financial statements of each of the Surviving Fund and the Acquired Fund incorporated in this Information Statement/Prospectus by reference to each Fund’s Form N-CSR dated March 31, 2025, have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of such firm as experts in auditing and accounting.

OTHER INFORMATION

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Suite 500, Boston, MA 02210, is the Funds’ independent registered public accounting firm. In addition to audit services, PricewaterhouseCoopers LLP provides assistance on certain non-audit matters.

Interest of Certain Persons

Exhibit D to this Information Statement/Prospectus sets forth the persons who owned beneficially more than 5% of each Fund as of December 4, 2025.

Legal Matters

Certain legal matters concerning the issuance of shares of the Surviving Fund will be passed upon by Dechert LLP, 1095 Avenue of the Americas, New York, NY 10036.

You can obtain more free information about each Fund from your Authorized Institution or

By calling:   1-800-526-7384 (for Class A, Class R and Investor Shareholders)

       1-800-621-2559 (for Institutional, Service, Administration, Class R6 and Class P

       Shareholders)

By writing to:  Goldman Sachs,

       71 South Wacker Drive, Suite 1200

       Chicago, IL 60606

On the Internet: SEC EDGAR database – http://www.sec.gov.

The Funds’ statement of additional information, annual and semi-annual reports to shareholders, and other information such as the Fund’s financial statements are available free upon request by using the contact information above or visiting the Fund’s website at: dfinview.com/GoldmanSachs.

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR. In the Fund’s annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.

Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended and the 1940 Act and files reports, proxy statements and other information with the SEC. These, and other information about the Fund is available on the EDGAR Database on the SEC’s website at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Exhibit A

FORM OF

AGREEMENT AND PLAN OF REORGANIZATION

GOLDMAN SACHS GOVERNMENT INCOME FUND

GOLDMAN SACHS U.S. MORTGAGES FUND

This Agreement and Plan of Reorganization is made as of [●], 2026 by and between Goldman Sachs Trust, a Delaware statutory trust (“Goldman Sachs Trust”), on behalf of Goldman Sachs Government Income Fund (the “Acquired Fund”) and Goldman Sachs U.S. Mortgages Fund (the “Surviving Fund,” and together with the Acquired Fund, the “Funds”), and solely for purposes of Sections 10.2 and 15.3 of this Plan (as defined below), Goldman Sachs Asset Management, L.P.

This agreement is intended to be and is adopted as a plan of reorganization and liquidation (the “Plan”) within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization and liquidation will consist of the transfer of all of the assets of the Acquired Fund to the Surviving Fund in exchange solely for shares of beneficial interest of the Surviving Fund (“Surviving Fund Shares”) corresponding to the outstanding shares of beneficial interest of the Acquired Fund, the assumption by the Surviving Fund of all liabilities of the Acquired Fund, and the distribution of the Surviving Fund Shares to the applicable shareholders of the Acquired Fund in complete liquidation of the Acquired Fund, as provided herein (the “Reorganization”), all upon the terms and conditions hereinafter set forth in this Plan.

WHEREAS, the Funds are each a series of Goldman Sachs Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Board of Trustees of Goldman Sachs Trust (the “Board”) has determined that the exchange of all of the assets of the Acquired Fund for Surviving Fund Shares and the assumption of all liabilities of the Acquired Fund by the Surviving Fund is in the best interests of the Funds and that the interests of the existing shareholders of the Funds would not be diluted as a result of this transaction; and

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. Transfer of Assets of the Acquired Fund to the Surviving Fund in Exchange for Surviving Fund Shares, the Assumption of all of the Acquired Fund’s Liabilities and the Liquidation of the Acquired Fund

1.1. Subject to the requisite approvals and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of its assets, as set forth in paragraph 1.2, to the Surviving Fund, and the Surviving Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional Surviving Fund Shares of the respective class set forth on Schedule A, determined by dividing the value of the Acquired Fund’s net assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Surviving Fund Share of the corresponding class, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place on the date of the closing provided for in paragraph 3.1 (the “Closing Date”).

1.2. The assets of the Acquired Fund to be acquired by the Surviving Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date (collectively, “Assets”).

1.3. The Acquired Fund will endeavor to discharge all of its liabilities and obligations prior to the Closing Date. The Surviving Fund shall also assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date as defined in paragraph 2.1 (collectively, “Liabilities”). On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that, together with all previous distributions, it will have distributed (i) all of its investment company taxable income (computed without regard to any deduction for dividends paid), net realized capital gain and net tax-exempt income, if any, for the current taxable year through the Closing Date and (ii) any undistributed investment company taxable income, net realized capital gains and net tax-exempt income, if any, from any period to the extent not otherwise already distributed.

1.4. Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Fund will distribute to its respective shareholders of record, determined as of immediately after the close of business on the Closing Date (“Acquired Fund Shareholders”), on a pro rata basis, the Surviving Fund Shares of the corresponding class received by the Acquired Fund pursuant to paragraph 1.1 and Schedule A, and will completely liquidate. Such distribution and liquidation will be accomplished by the transfer of the Surviving Fund Shares then credited to the account of the Acquired Fund on the books of the Surviving Fund to open accounts on the share records of the Surviving Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Surviving Fund Shares to be so credited to the applicable Acquired Fund Shareholders, shall be equal to the aggregate net asset value of the corresponding class of shares of beneficial interest of the Acquired Fund (“Acquired Fund Shares”) owned by Acquired Fund Shareholders on the Closing Date. All issued and outstanding shares of the Acquired Fund will simultaneously be redeemed and canceled on the books of the Acquired Fund. The Surviving Fund shall not issue certificates representing the Surviving Fund Shares in connection with such exchange.

1.5. Ownership of Surviving Fund Shares will be shown on the books of the Surviving Fund’s Transfer Agent, as defined in paragraph 3.3. Shares of the Surviving Fund will be issued in the manner described in the Surviving Fund’s current prospectus.

1.6. Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (“SEC”), any state securities commission, and any Federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund up to and including the Closing Date.

2. Valuation

2.1. The value of the Assets shall be the value of such Assets computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date, or such other time as agreed to by the Funds (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures set forth in the then-current prospectus and statement of additional information with respect to the Acquired Fund and valuation procedures established by the Board (which are the same as those of the Surviving Fund).

2.2. The net asset value of a Surviving Fund Share shall be the net asset value per share computed with respect to that class as of the Valuation Date, using the valuation procedures set forth in the Surviving Fund’s then-current prospectus and statement of additional information and valuation procedures established by the Board (which are the same as those of the Acquired Fund).

2.3. The number of the Surviving Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund’s Assets shall be determined by dividing the value of the net assets with respect to the Acquired Fund Shares, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of a Surviving Fund Share, determined in accordance with paragraph 2.2.

2.4. All computations of value shall be made by State Street bank and Trust Company (“State Street”), in its capacity as administrator for the Acquired Fund.

3. Closing and Closing Date

3.1. The Closing Date shall be on or about February 27, 2026 or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Plan (the “Closing”) shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m. Eastern time. The Closing shall be held at the offices of Goldman Sachs Asset Management, L.P. or at such other time and/or place as the parties may agree. Without limiting the generality of the foregoing, and subject thereto, at the Closing, except as otherwise provided herein, all the Assets, rights, privileges, powers and franchises of the Acquired Fund shall vest in the Surviving Fund, and all Liabilities, restrictions, disabilities and duties of the Acquired Fund shall become the Liabilities, obligations, restrictions, disabilities and duties of the Surviving Fund.

3.2. The Acquired Fund shall direct State Street, as custodian for the Acquired Fund (the “Custodian”), to deliver, at the Closing, a certificate of an authorized officer stating that the Assets have been delivered in proper form to the Surviving Fund. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian to those persons at the Custodian who have primary responsibility for the safekeeping of the assets of the Surviving Fund, which Custodian also serves as the custodian for the Surviving Fund. Such presentation shall be made for examination no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Surviving Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver to those persons at the Custodian who have primary responsibility for the safekeeping of the assets of the Surviving Fund as of the Closing Date by book entry, in accordance with customary practices of the Custodian and the requirements of Section 17(f) and the rules thereunder, the Acquired Fund’s Assets. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of Federal funds on the Closing Date. To the extent that any Assets of the Acquired Fund, for any reason, are not transferable at the Closing, the Acquired Fund shall cause such Assets of the Acquired Fund to be transferred to the Surviving Fund’s account with State Street at the earliest practicable date thereafter.

3.3. The Acquired Fund shall direct Goldman Sachs & Co. LLC, in its capacity as transfer agent for the Acquired Fund (the “Transfer Agent”), to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Surviving Fund shall issue and deliver to the Secretary of the Acquired Fund prior to the Closing Date a confirmation evidencing that the appropriate number of Surviving Fund Shares will be credited to the Acquired Fund on the Closing Date, or provide other evidence satisfactory to the Acquired Fund as of the Closing Date that such Surviving Fund Shares have been credited to the Acquired Fund’s accounts on the books of the Surviving Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

3.4. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Surviving Fund or the Acquired Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board, accurate appraisal of the value of the net assets of the Acquired Fund or the Surviving Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4. Representations and Warranties

4.1. Except as has been fully disclosed to the Surviving Fund in a written instrument executed by an officer, Goldman Sachs Trust, on behalf of the Acquired Fund, represents and warrants to the Surviving Fund, as follows:

(a) The Acquired Fund is a series of Goldman Sachs Trust, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware with power under its Declaration of Trust and By-Laws to own all of its properties and assets and to carry on its business as it is now being conducted;

(b) Goldman Sachs Trust is a registered investment company classified as a management company of the open-end type, and its registration with the SEC as an investment company under the 1940 Act, and the registration of the Acquired Fund Shares under the Securities Act of 1933, as amended (“1933 Act”), have not been revoked or rescinded and are in full force and effect;

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), and the 1940 Act, and such as may be required by state securities laws;

(d) The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used at all times prior to the date of this Plan conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the SEC thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e) On the Closing Date, Goldman Sachs Trust, on behalf of the Acquired Fund, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, Goldman Sachs Trust, on behalf of the Surviving Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Surviving Fund;

(f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Plan will not result, in (i) a material violation of Goldman Sachs Trust’s Declaration of Trust or By-Laws, or of any agreement, indenture, instrument, contract, lease or other undertaking to which Goldman Sachs Trust, on behalf of the Acquired Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which Goldman Sachs Trust, on behalf of the Acquired Fund, is a party or by which it is bound;

(g) All material contracts or other commitments of the Acquired Fund (other than this Plan and certain investment contracts, including options, futures, and forward contracts) will terminate without liability to the Acquired Fund on or prior to the Closing Date;

(h) Except as otherwise disclosed in writing to and accepted by Goldman Sachs Trust, on behalf of the Surviving Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Goldman Sachs Trust, on behalf of the Acquired Fund, or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. Goldman Sachs Trust, on behalf of the

Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquired Fund’s business or its ability to consummate the transactions herein contemplated;

(i) The Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets, and Schedule of Investments of the Acquired Fund dated March 31, 2025 have been audited by PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (copies of which have been furnished to the Surviving Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(j) Since March 31, 2025 until the Closing, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Surviving Fund. For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of the Acquired Fund’s liabilities, or the redemption of the Acquired Fund’s shares by shareholders of the Acquired Fund shall not constitute a material adverse change;

(k) On the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(l) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) through the Closing Date;

(m) All issued and outstanding Acquired Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding and, subject to the qualifications set forth in the Goldman Sachs Trust’s Declaration of Trust, fully paid and non-assessable by Goldman Sachs Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquired Fund Shares, nor is there outstanding any security convertible into any of the Acquired Fund Shares;

(n) The execution, delivery and performance of this Plan will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board, on behalf of the Acquired Fund, and this Plan will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(o) The information to be furnished by the Acquired Fund for use in registration statements, information statements and other documents filed or to be filed with any Federal, state or local regulatory authority (including the Financial Industry Regulatory Authority), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

(p) The combined information statement and prospectus (“Information Statement”) to be included in the Registration Statement referred to in paragraph 5.5, insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement on Form N-14 (“Registration Statement”) and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties of this subparagraph (p) shall not apply to statements in or omissions from the Information Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Surviving Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder.

4.2. Except as has been fully disclosed to the Acquired Fund in a written instrument executed by an officer of Goldman Sachs Trust, Goldman Sachs Trust, on behalf of the Surviving Fund, represents and warrants to the Acquired Fund, as follows:

(a) The Surviving Fund is a series of Goldman Sachs Trust, which is a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware with power under its Declaration of Trust and By-Laws to own all of its properties and assets and to carry on its business as it is now being conducted;

(b) Goldman Sachs Trust is a registered investment company classified as a management company of the open-end type, and its registration with the SEC as an investment company under the 1940 Act, and the registration of the Surviving Fund Shares under the 1933 Act have not been revoked or rescinded and are in full force and effect;

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Surviving Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required by state securities laws;

(d) The current prospectus and statement of additional information of the Surviving Fund and each prospectus and statement of additional information of the Surviving Fund used at all times prior to the Closing Date conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the SEC thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e) On the Closing Date, Goldman Sachs Trust, on behalf of the Surviving Fund, will have good and marketable title to the Surviving Fund’s assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice and necessary documentation at or prior to the Closing;

(f) The Surviving Fund is not engaged currently, and the execution, delivery and performance of this Plan will not result, in (i) a material violation of Goldman Sachs Trust’s Declaration of Trust or By-Laws, or of any agreement, indenture, instrument, contract, lease or other undertaking to which Goldman Sachs Trust, on behalf of the Surviving Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which Goldman Sachs Trust, on behalf of the Surviving Fund, is a party or by which it is bound;

(g) Except as otherwise disclosed in writing to and accepted by Goldman Sachs Trust, on behalf of the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Surviving Fund’s knowledge, threatened against Goldman Sachs Trust, on behalf of the Surviving Fund, or any of the Surviving Fund’s properties or assets that, if adversely determined, would materially and adversely affect the Surviving Fund’s financial condition or the conduct of its business. Goldman Sachs Trust, on behalf of the Surviving Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Surviving Fund’s business or its ability to consummate the transactions herein contemplated;

(h) All issued and outstanding Surviving Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding and, subject to the qualifications set forth in the Goldman Sachs Trust’s Declaration of Trust, fully paid and non-assessable by Goldman Sachs Trust and will have been offered in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. The Surviving Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Surviving Fund Shares, nor is there outstanding any security convertible into any Surviving Fund Shares;

(i) The execution, delivery and performance of this Plan will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board, on behalf of the Surviving Fund, and this Plan will constitute a valid and binding obligation of the Surviving Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(j) The Surviving Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Plan, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Surviving Fund Shares, and, subject to the qualifications set forth in the Goldman Sachs Trust’s Declaration of Trust, will be fully paid and non-assessable by the Surviving Fund;

(k) On the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Surviving Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Surviving Fund’s knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

(l) For each taxable year of its operation (including the taxable year that includes the Closing Date), the Surviving Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been eligible to (or will be eligible to) and has computed (or will compute) its federal income tax under Section 852 of the Code, and has distributed all of its investment company taxable income and net capital gain (as defined in the Code) that is required to have been distributed for periods ending prior to the Closing Date.

(m) The information to be furnished by the Surviving Fund for use in the registration statements, information statements and other documents that may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

(n) The Information Statement to be included in the Registration Statement (and any amendment or supplement thereto), insofar as it relates to the Surviving Fund and the Surviving Fund Shares, will, from the effective date of the Registration Statement through the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties of this subparagraph (n) shall not apply to statements in or omissions from the Information Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder.

5. Covenants of the Surviving Fund and the Acquired Fund

5.1. The Surviving Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

5.2. The Acquired Fund covenants that the Surviving Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Plan.

5.3. The Acquired Fund will assist the Surviving Fund in obtaining such information as the Surviving Fund reasonably requests concerning the beneficial ownership of the Acquired Fund’s shares.

5.4. Subject to the provisions of this Plan, the Surviving Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Plan.

5.5. The Acquired Fund has provided the Surviving Fund with information reasonably necessary for the preparation of the Information Statement (referred to in subparagraph 4.1(p)) to be included in a Registration Statement on Form N-14, in compliance with the 1933 Act, the 1934 Act and the 1940 Act.

5.6. As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its respective shareholders consisting of the Surviving Fund Shares received at the Closing.

5.7. The Surviving Fund and the Acquired Fund shall each use their reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Plan as promptly as practicable.

5.8. Goldman Sachs Trust, on behalf of the Acquired Fund, covenants that it will, from time to time, as and when reasonably requested by the Surviving Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as Goldman Sachs Trust, on behalf of the Surviving Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) Goldman Sachs Trust’s, on behalf of the Acquired Fund, title to and possession of the Surviving Fund Shares to be delivered hereunder, and (b) Goldman Sachs Trust’s, on behalf of the Surviving Fund, title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Plan.

5.9. The Surviving Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6. Conditions Precedent to Obligations of the Acquired Fund

The obligations of Goldman Sachs Trust, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at Goldman Sachs Trust’s election, to the performance by Goldman Sachs Trust, on behalf of the Surviving Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1. All representations and warranties of Goldman Sachs Trust, on behalf of the Surviving Fund, contained in this Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Plan, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

6.2. Goldman Sachs Trust, on behalf of the Surviving Fund, shall have delivered to the Acquired Fund a certificate executed in the name of the Surviving Fund by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that the representations and warranties of Goldman Sachs Trust, on behalf of the Surviving Fund, made in this Plan are true and correct in all material aspects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Plan, and as to such other matters as Goldman Sachs Trust shall reasonably request;

6.3. Goldman Sachs Trust, on behalf of the Surviving Fund, shall have performed all of the covenants and complied with all of the provisions required by this Plan to be performed or complied with by Goldman Sachs Trust, on behalf of the Surviving Fund, on or before the Closing Date; and

6.4. The Acquired Fund and the Surviving Fund shall have agreed on the number of full and fractional Surviving Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7. Conditions Precedent to Obligations of the Surviving Fund

The obligations of Goldman Sachs Trust, on behalf of the Surviving Fund, to complete the transactions provided for herein shall be subject, at Goldman Sachs Trust’s election, to the performance by Goldman Sachs Trust, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1. All representations and warranties of Goldman Sachs Trust, on behalf of the Acquired Fund, contained in this Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Plan, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

7.2. Goldman Sachs Trust, on behalf of the Acquired Fund, shall have delivered to the Surviving Fund a statement of the Acquired Fund’s Assets and Liabilities, as of the Closing Date, certified by the Treasurer of the Acquired Fund;

7.3. Goldman Sachs Trust, on behalf of the Acquired Fund, shall have delivered to the Surviving Fund a certificate executed in the name of the Acquired Fund by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Surviving Fund and dated as of the Closing Date, to the effect that the representations and warranties of Goldman Sachs Trust, on behalf of the Acquired Fund, made in this Plan are true and correct in all material aspects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Plan, and as to such other matters as Goldman Sachs Trust shall reasonably request;

7.4. Goldman Sachs Trust, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Plan to be performed or complied with by Goldman Sachs Trust, on behalf of the Acquired Fund, on or before the Closing Date;

7.5. The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income, net realized capital gains and net tax-exempt income, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing; and (ii) any undistributed investment company taxable income, net realized capital gains and net tax-exempt income, if any, from any period to the extent not otherwise already distributed; and

7.6. The Acquired Fund and the Surviving Fund shall have agreed on the number of full and fractional Surviving Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

8. Further Conditions Precedent to Obligations of the Surviving Fund and the Acquired Fund

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to Goldman Sachs Trust, on behalf of the Acquired Fund, or Goldman Sachs Trust, on behalf of the Surviving Fund, the other party to this Plan (or in the case of Paragraph 8.1, either party to this Plan) shall, at its option, not be required to consummate the transactions contemplated by this Plan:

8.1. On the Closing Date no action, suit or other proceeding shall be pending or, to either party’s knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Plan or the transactions contemplated herein;

8.2. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by each party to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Surviving Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

8.3. The Registration Statement (and the Information Statement included therein) shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

8.4. The parties shall have received the opinion of counsel to the parties substantially to the effect that based upon certain facts, assumptions, and representations, the transactions contemplated by this Plan shall constitute a tax-free reorganization for federal income tax purposes. The delivery of such opinion is conditioned upon receipt by counsel to the parties of representations it shall request of the parties. Notwithstanding anything herein to the contrary, the parties may not waive the condition set forth in this paragraph 8.4.

9. Indemnification

9.1. Goldman Sachs Trust, out of the Surviving Fund’s assets and property, agrees to indemnify and hold harmless the Acquired Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Surviving Fund of any of its representations, warranties, covenants or agreements set forth in this Plan.

9.2. Goldman Sachs Trust, out of the Acquired Fund’s assets and property, agrees to indemnify and hold harmless the Surviving Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Surviving Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Plan.

10. Brokerage Fees and Expenses

10.1. The Surviving Fund and the Acquired Fund represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein, other than any brokerage fees and expenses incurred in connection with the Reorganization.

10.2. The expenses relating to the proposed Reorganization will be borne by Goldman Sachs Asset Management, L.P. (except brokerage costs, trading taxes and other transaction costs associated with portfolio adjustments). The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, if any, preparation, printing and distributing the Registration Statement and Information Statement, legal fees, accounting fees and securities registration fees. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

11. Entire Agreement; Survival of Warranties

11.1. Each party to this agreement agrees that it has not made any representation, warranty or covenant, not set forth herein, and that this Plan constitutes the entire agreement between the parties.

11.2. The representations, warranties and covenants contained in this Plan or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of the Acquired Fund and Surviving Fund in Sections 9.1 and 9.2 shall survive the Closing.

12. Termination

This Plan may be terminated and the transactions contemplated hereby may be abandoned by resolution of the Board at any time prior to the Closing Date, if circumstances should develop that, in the opinion of the Board, make proceeding with the Plan inadvisable.

13. Amendments

This Plan may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of Goldman Sachs Trust, on behalf of the Funds.

14. Notices

Any notice, report, statement or demand required or permitted by any provisions of this Plan shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail), personal service or prepaid or certified mail addressed to the Funds, 200 West Street, New York, New York 10282, Attn: Robert Griffith, Esq., Secretary, in each case with a copy to Dechert LLP, 1900 K Street, NW, Washington, DC 20006, Attn: Brenden P. Carroll, Esq.

15. Headings; Governing Law; Assignment; Limitation of Liability

15.1. The Article and paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.

15.2. This Plan shall be governed by and construed in accordance with the laws of the State of New York without regard to its principles of conflicts of laws.

15.3. This Plan shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Plan.

IN WITNESS WHEREOF, each of the parties hereto has caused this Plan to be executed as of the date above first written.

GOLDMAN SACHS TRUST		GOLDMAN SACHS TRUST
On behalf of the Surviving Fund:		On behalf of the Acquired Fund:
Goldman Sachs U.S. Mortgages Fund		Goldman Sachs Government Income Fund

By:		By:
Name:	Joseph F. DiMaria	Name:	Joseph F. DiMaria
Title:	Principal Financial Officer, Principal Accounting Officer and Treasurer	Title:	Principal Financial Officer, Principal Accounting Officer and Treasurer

Goldman Sachs Asset Management, L.P. agrees to the provisions set forth in Sections 10.2 and 15.3 of this Plan.

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

By:
Name:	Joseph F. DiMaria
Title:	Managing Director

Schedule A

Acquired Fund		Surviving Fund
Class A	g	Class A
Institutional	g	Institutional
Service	g	Service
Investor	g	Investor
Class R	g	Class R
Class R6	g	Class R6
Class P	g	Class P

EXHIBIT B

GSAM’S FIXED INCOME INVESTMENT PHILOSOPHY AND ADDITIONAL INFORMATION ON PORTFOLIO RISKS, SECURITIES AND TECHNIQUES

“Duration” is a measure of a debt security’s price sensitivity to changes in interest rates. The longer the duration of a Fund (or an individual debt security), the more sensitive its market price to changes in interest rates. For example, if market interest rates increase by 1%, the market price of a debt security with a positive duration of 3 years will generally decrease by approximately 3%. Conversely, a 1% decline in market interest rates will generally result in an increase of approximately 3% of that security’s market price.

The Funds may, from time to time, take temporary defensive positions that are inconsistent with each Fund’s principal investment strategies in attempting to respond to adverse market, political or other conditions. For temporary defensive purposes (and to the extent that it is permitted to invest in the following), each Fund may invest up to 100% of its total assets in U.S. Government Securities, commercial paper rated at least A-2 by S&P, P-2 by Moody’s Investors Service, Inc. (“Moody’s”), or having a comparable credit rating by another NRSRO (or if unrated, determined by the Investment Adviser to be of comparable credit quality), certificates of deposit, bankers’ acceptances, repurchase agreements, non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year, certain ETFs and other investment companies and cash items. When a Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

GSAM’S Fixed Income Investment Philosophy:

Our process:

•	Combines diversified sources of return by employing multiple strategies

•	Takes a global perspective to seek relative value opportunities

•	Employs focused specialist teams to seek to identify short-term mis-pricings and incorporate long-term views

•	Emphasizes a risk-aware approach as we view risk management as both an offensive and defensive tool

The Fixed Income Portfolio Management Team implements this overall philosophy through an investment process that seeks to maximize risk adjusted total returns by utilizing a diverse set of investment strategies and revolves around four key elements:

1. Developing a long-term risk budget—Lead portfolio managers (the “Portfolio Team”) set the strategic direction of a Fund by establishing a “risk budget.” The “risk budget” for the Funds is the range the portfolio managers will allow the Funds to deviate from their respective benchmarks with respect to sector allocations, country allocations, securities selection and, to a lesser extent, duration. Following analysis of risk and return objectives, they allocate the overall risk budget to each component strategy to seek to optimize potential return.

2. Fundamental investment process—The Fixed Income Portfolio Management Team employs a fundamental investment process that considers a wide range of factors, and no one factor or consideration is determinative. Traditional fundamental factors that the Fixed Income Portfolio Management Team may consider include, but are not limited to, leverage, earnings, enterprise value, industry trends and macroeconomic factors. As part of its fundamental investment process, the Fixed Income Portfolio Management Team may integrate environmental, social and governance (“ESG”) factors alongside traditional fundamental factors to seek to: (i) determine whether a particular fixed income security and/or sector is suitable and attractively priced for investment and (ii) assess their potential impact on the credit quality and spreads of a particular fixed income security. ESG factors that the Fixed Income Portfolio Management Team may consider include, but are not limited to, physical risk (e.g., wildfires, floods, droughts and rising sea levels), carbon intensity and emissions profiles, governance practices and board structure. The identification of a risk related to an ESG factor will not necessarily exclude a particular fixed income security and/or sector that, in the Fixed Income Portfolio Management Team’s view, is otherwise suitable and attractively priced for investment, and the Fixed Income Portfolio Management Team may invest in a security or sector without integrating ESG factors or considerations into its fundamental investment process. The relevance of specific traditional fundamental factors and ESG factors to the fundamental investment process varies across asset classes, sectors and strategies. The Fixed Income Portfolio Management Team may utilize data sources provided by third-party vendors and/or engage directly with issuers when assessing the above factors.

3. Generating investment views and strategies—Our Top-down and Bottom-up Strategy Teams (collectively, “Strategy Teams”) generate investment ideas within their areas of specialization. The Top-down Strategy Teams are responsible for Cross-Sector, Duration, Country, and Currency decisions. Concurrently, Bottom-up Strategy Teams, comprised of sector specialists, formulate sub-sector allocation and security selection decisions.

4. Constructing the portfolios—The Portfolio and Strategy Teams construct each Fund’s portfolio through a collaborative process in which the Portfolio Team oversees the overall portfolio while the Strategy Teams actively manage the securities and strategies within their areas of specialization. This process enables the Portfolio Team to build a portfolio consisting of the ideas of the individual Strategy Teams, consistent with a Fund’s overall risk and return objectives

Additional Information on Portfolio Risks, Securities and Techniques

A. General Fund Risks

The Funds will be subject to the risks associated with fixed income securities. These risks include, among others, interest rate risk, credit/default risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed income securities tends to increase (although many mortgage-related securities will have less potential than other debt securities for capital appreciation during periods of declining rates). Conversely, when interest rates increase, the market value of fixed income securities tends to decline. Credit/default risk involves the risk that an issuer or guarantor could default on its obligations, and a Fund will not recover its investment. Call risk and extension risk are normally present in adjustable rate mortgage loans (“ARMs”), mortgage-backed securities and asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to investors. The same would be true of asset-backed securities, such as securities backed by car loans.

A rising interest rate environment could cause the value of the Funds’ fixed income securities to decrease, and fixed income markets to experience increased volatility in addition to heightened levels of liquidity risk. Additionally, decreases in the value of fixed income securities could lead to increased shareholder redemptions, which could impair a Fund’s ability to achieve its investment objective. The risks associated with increasing interest rates are heightened given that interest rates are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and the Fund’s investments.

To the extent a Fund invests in pooled investment vehicles (including investment companies and ETFs) and partnerships, the Fund will be affected by the investment policies, practices and performance of such entities in direct proportion to the amount of assets the Fund invests therein.

To the extent a Fund’s net assets decrease or increase in the future due to price volatility or share redemption or purchase activity, the Fund’s expense ratio may correspondingly increase or decrease from the expense ratio disclosed in the Prospectus.

The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund. A high rate of portfolio turnover involves correspondingly greater expenses which must be borne by a Fund and its shareholders, and is also likely to result in higher short-term capital gains taxable to certain shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less.

A Fund described in the Prospectus may have a target duration range. A Fund’s duration approximates its price sensitivity to changes in interest rates. For example, suppose that interest rates in one day fall by one percent which, in turn, causes yields on every bond in the market to fall by the same amount. In this example, the price of a bond with a duration of three years may be expected to rise approximately three percent and the price of a bond with a five year duration may be expected to rise approximately five percent. The converse is also true. Suppose interest rates in one day rise by one percent which, in turn, causes yields on every bond in the market to rise by the same amount. In this second example, the price of a bond with a duration of three years may be expected to fall approximately three percent and the price of a bond with a five year duration may be expected to fall approximately five percent. The longer the duration of a bond, the more sensitive the bond’s price is to changes in interest rates. In computing portfolio duration, a Fund will estimate the duration of obligations that are subject to prepayment or redemption by the issuer, taking into account the influence of interest rates on prepayments and coupon flows. This method of computing duration is known as “option-adjusted” duration. A Fund will not be limited as to its maximum weighted average portfolio maturity or the maximum stated maturity with respect to individual securities unless otherwise noted. The Investment Adviser may use derivative instruments to manage the duration of a Fund’s investment portfolio. These derivative instruments may include futures contracts, options on futures contracts and swap transactions, as well as other types of derivatives, and can be used to shorten or lengthen the duration of a Fund.

Maturity measures the time until final payment is due; it takes no account of the pattern of a security’s cash flows over time. In calculating maturity, a Fund may determine the maturity of a variable or floating rate obligation according to its interest rate reset date, or the date principal can be recovered on demand, rather than the date of ultimate maturity. Similarly, to the extent that a fixed income obligation has a call, refunding or redemption provision, the date on which the instrument is expected to be called, refunded or redeemed may be considered to be its maturity date. There is no guarantee that the expected call, refund or redemption will occur, and a Fund’s average maturity may lengthen beyond the Investment Adviser’s expectations should the expected call, refund or redemption not occur.

The Funds’ investments in derivative instruments, including financial futures contracts, options and swaps, can be significant. These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from the Funds’ investments in bonds and other securities. Short-term and long-term realized capital gains distributions paid by the Funds are taxable to their shareholders.

Interest rates, fixed income securities prices, the prices of futures and other derivatives, and currency exchange rates can be volatile, and a variance in the degree of volatility or in the direction of the market from the Investment Adviser’s expectations may produce significant losses in a Fund’s investments in derivatives. In addition, a perfect correlation between a derivatives position and a fixed income security position is generally impossible to achieve. As a result, the Investment Adviser’s use of derivatives may not be effective in fulfilling the Investment Adviser’s investment strategies and may contribute to losses that would not have been incurred otherwise.

Financial futures contracts used by each of the Funds may include interest rate futures contracts. Further information is included in the Prospectus regarding futures contracts, swaps and other derivative instruments used by the Funds, including information on the risks presented by these instruments and other purposes for which they may be used by the Funds.

Certain Funds also have credit rating requirements for the securities they buy, which are applied at the time of purchase. For the purpose of determining compliance with any credit rating requirement, each Fund assigns a security, at the time of purchase, the highest rating by an NRSRO if the security is rated by more than one NRSRO. For this purpose, each Fund relies only on the ratings of the following NRSROs: S&P, Moody’s and Fitch, Inc. Unrated securities may be purchased by a Fund if they are determined by the Investment Adviser to be of a credit quality consistent with the Fund’s credit rating requirements.

A security satisfies a Fund’s credit rating requirement regardless of its relative ranking (for example, plus or minus) within a designated major rating category (for example, BBB or Baa). If a security satisfies a Fund’s credit rating requirement at the time of purchase and is subsequently downgraded below a minimum rating requirement, the Fund will not be required to dispose of such security. If a downgrade occurs, the Investment Adviser will consider what action, including the sale of such security, is in the best interests of a Fund and its shareholders.

As discussed below, the Funds may invest in credit default swaps, which are derivative investments.

The Funds may, from time to time, enter into arrangements with certain brokers or other counterparties that require the segregation of collateral. For operational, cost or other reasons, when setting up arrangements relating to the execution/clearing of trades, a Fund may choose to select a segregation model which may not be the most protective option available in the case of a default by a broker or counterparty.

The following sections provide further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the SAI, which is available upon request. Among other things, the SAI describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives and all investment policies not specifically designated as fundamental are non-fundamental, and may be changed without shareholder approval. If there is a change in a Fund’s investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs.

B. Other Fund Risks

Credit/Default Risks. Debt securities purchased by the Fund may include U.S. Government Securities (including zero coupon bonds) and securities issued by foreign governments, domestic and foreign corporations, banks and other issuers. Some of these fixed income securities are described in the next section below. Further information is provided in the SAI.

The Funds also have credit rating requirements for the securities they buy, which are applied at the time of purchase. For this purpose, a Fund relies only on the ratings of the following NRSROs: S&P, Moody’s and Fitch, Inc.

Unrated securities may be purchased by a Fund if they are determined by the Investment Adviser to be of a credit quality consistent with the Fund’s credit rating requirements.

Debt securities rated A or higher by S&P or Moody’s or having a comparable credit rating by another NRSRO are considered “high grade.” Securities rated BBB- or Baa3 are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal. For the purpose of determining compliance with any credit rating requirement, the Fund assigns a security, at the time of purchase, the highest rating by an NRSRO if the security is rated by more than one NRSRO. Therefore, a security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, the security is determined by the Investment Adviser to be of comparable credit quality.

Certain Funds may invest in fixed income securities rated BB+ or Ba1 or below (or comparable unrated securities) which are commonly referred to as “junk bonds.” Junk bonds are considered speculative and may be questionable as to principal and interest payments.

In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will present greater speculative risks than those associated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in a Fund’s portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected.

Risks of Derivative Investments. The Funds may invest in derivative instruments including some or all of the following: options, futures, options on futures, swaps, structured securities and other derivatives relating to foreign currency transactions. Derivatives may be used for both hedging and nonhedging purposes (that is, to seek to increase total return), although suitable derivative instruments may not always be available to the Investment Adviser for these purposes. Losses from derivative instruments can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, the failure of the counterparty to perform its contractual obligations, or the risks related to leverage factors associated with such transactions. Derivatives are also subject to risks arising from margin requirements, which include the risk that a Fund will be required to pay additional margin or set aside additional collateral to maintain open derivative positions and the risk of loss by a Fund of margin deposits in the event of the bankruptcy or other similar insolvency with respect to a broker or counterparty with whom a Fund has an open derivative position. Losses may also arise if the Funds receive cash collateral under the transactions and some or all of that collateral is invested in the market. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and a Fund may be responsible for any loss that might result from its investment of the counterparty’s cash collateral. If cash collateral is not invested, a Fund may be exposed to additional risk of loss in the event of the insolvency of its custodian holding such collateral. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates, currency prices or other variables. Derivative instruments may be harder to value, subject to greater volatility and more likely subject to changes in tax treatment than other investments. For these reasons, the Investment Adviser’s attempts to hedge portfolio risks through the use of derivative instruments may not be successful, and the Investment Adviser may choose not to hedge portfolio risks. Using derivatives for nonhedging purposes presents greater risk of loss than derivatives used for hedging purposes.

Derivative mortgage-backed securities (such as principal-only (“POs”), interest-only (“IOs”) or inverse floating rate securities) are particularly exposed to call and extension risks. Small changes in mortgage prepayments can significantly impact the cash flow and the market value of these securities. In general, the risk of faster than anticipated prepayments adversely affects IOs, super floaters and premium priced mortgage-backed securities. The risk of slower than anticipated prepayments generally adversely affects POs, floating-rate securities subject to interest rate caps, support tranches and discount priced mortgage-backed securities. In addition, particular derivative securities may be leveraged such that their exposure (i.e., price sensitivity) to interest rate and/or prepayment risk is magnified.

Some floating-rate derivative debt securities can present more complex types of derivative and interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to lower prices in the event of an unfavorable change in the spread between two designated interest rates.

Risks of Foreign Investments. Certain Funds may make foreign investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals may adversely affect a Fund’s foreign holdings or exposures. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. These types of measures may include, but are not limited to, banning a sanctioned country from global payment systems that facilitate cross-border payments, restricting the settlement of securities transactions by certain investors, and freezing the assets of particular countries, entities, or persons. The imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country, downgrades in the credit ratings of the sanctioned country or companies located in or economically tied to the sanctioned country, devaluation of the sanctioned country’s currency, and increased market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.

Certain foreign investments may become less liquid in response to social, political or market developments or adverse investor perceptions, or become illiquid after purchase by a Fund, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. When a Fund holds illiquid investments, its portfolio may be harder to value, especially in changing markets.

If a Fund focuses its investments in one or a few countries and currencies, the Fund may be subjected to greater risks than if a Fund’s assets were not geographically focused.

Risks of Sovereign Debt. Investment in sovereign debt obligations by the Enhanced Income Fund, Inflation Protected Securities Fund and Short Duration Bond Fund involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn a Fund’s NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

Risks of Illiquid Investments. Each Fund may not acquire any “illiquid investment” if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. An “illiquid investment” is an investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. In determining whether an investment is an illiquid investment, the Investment Adviser will take into account actual or estimated daily transaction volume of an investment, group of related investments or asset class and other relevant market, trading, and investment-specific considerations. In addition, in determining the liquidity of an investment, the Investment Adviser must determine whether trading varying portions of a position in a particular portfolio investment or asset class, in sizes that a Fund would reasonably anticipate trading, is reasonably expected to significantly affect its liquidity, and if so, the Fund must take this determination into account when classifying the liquidity of that investment or asset class.

Investments purchased by a Fund that are liquid at the time of purchase may subsequently become illiquid. If one or more investments in a Fund’s portfolio become illiquid, the Fund may exceed the 15% limitation in illiquid investments. In the event that changes in the portfolio or other external events cause a Fund to exceed this limit, the Fund must take steps to bring its illiquid investments that are assets to or below 15% of its net assets within a reasonable period of time. This requirement would not force a Fund to liquidate any portfolio instrument where the Fund would suffer a loss on the sale of that instrument.

In cases where no clear indication of the value of a Fund’s portfolio instruments is available, the portfolio instruments will be valued at their fair value according to the valuation procedures approved by the Board of Trustees. These cases include, among others, situations where a security or other asset or liability does not have a price source, or the secondary markets on which an investment has previously been traded are no longer viable, due to its lack of liquidity. For more information on fair valuation, please see Shareholder Guide—“How To Buy Shares—How Are Shares Priced?”

Risks of Emerging Countries. Certain Funds may invest in securities of issuers located in, or otherwise economically tied to, emerging countries. The risks of foreign investment are heightened when the issuer is located in an emerging country. Emerging countries are generally located in Africa, Asia, the Middle East, Eastern and Central Europe, and Central and South America. A Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Fund, the Investment Adviser, its affiliates and their respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund. The repatriation of investment income, capital or the proceeds of securities sales from certain emerging countries is subject to restrictions such as the need for governmental consents, which may make it difficult for a Fund to invest in such emerging countries. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for such repatriation. In situations where a country restricts direct investment in securities (which may occur in certain Asian and other countries), a Fund may invest in such countries through other investment funds in such countries.

Emerging market countries may have more or less government regulation and generally do not impose as extensive and frequent accounting, auditing, financial and other reporting requirements as the securities markets of more developed countries. The degree of cooperation between issuers in emerging and frontier market countries with foreign and U.S. financial regulators may vary significantly. Accordingly, regulators may not have sufficient access to audit and oversee issuers, and there could be less information available about issuers in certain emerging market countries. As a result, the Investment Adviser’s ability to evaluate local companies or their potential impact on the Fund’s performance could be inhibited.

Many emerging countries have recently experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of those emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not occur in other countries.

A Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return to a Fund from an investment in issuers in such countries.

Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve a Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons.

The creditworthiness of the local securities firms used by a Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trading in securities in those countries may make a Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western European countries). A Fund’s investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. Investments in emerging countries may be more difficult to value precisely because of the characteristics discussed above and lower trading volumes.

A Fund’s use of foreign currency management techniques in emerging countries may be limited. The Investment Adviser anticipates that a significant portion of the Funds’ currency exposure in emerging countries may not be covered by those techniques.

Foreign Custody Risk. A Fund that invests in foreign securities may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some Foreign Custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Risks of Structured Investment Vehicles. Structured Investment Vehicles (“SIVs”) are legal entities that are sponsored by banks, broker-dealers or other financial firms specifically created for the purpose of issuing particular securities or instruments. SIVs are often leveraged and securities issued by SIVs may have differing credit preferences. Investments in SIVs present counterparty risks, although they may be subject to a guarantee or other financial support by the sponsoring entity. Investments in SIVs may be more volatile, less liquid and more difficult to price accurately than other types of investments.

Temporary Investment Risks. Each Fund may, for temporary defensive purposes (and to the extent that it is permitted to invest in the following), invest up to 100% of its total assets in:

•	U.S. Government Securities

•

Commercial paper rated at least A-2 by S&P, P-2 by Moody’s or having a comparable credit rating by another NRSRO (or, if unrated, determined by the Investment Adviser to be of comparable credit quality)

•	Certificates of deposit

•	Bankers’ acceptances

•	Repurchase agreements

•	Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year

•	ETFs

•	Other investment companies

•	Cash items

When a Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

Risks of Short Selling. The U.S. Mortgages Fund may engage in short selling. In these transactions, the Fund sells a security it does not own in anticipation of a decline in the market value of the security, then must borrow the security to make delivery to the buyer. A Fund is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund, which may result in a loss or gain, respectively. Unlike purchasing a security, where potential losses are limited to the purchase price and there is no upside limit on potential gain, short sales involve no cap on maximum losses, while gains are limited to the price of the security at the time of the short sale. A Fund may, during the term of any short sale, withdraw the cash proceeds of such short sale and use these cash proceeds to purchase additional securities or for any other Fund purposes. Because cash proceeds are Fund assets which are typically used to satisfy the collateral requirements for the short sale, the reinvestment of these cash proceeds may require the Fund to post as collateral other securities that it owns. If the Fund reinvests the cash proceeds, the Fund might be required to post an amount greater than its net assets (but less than its total assets) as collateral. For these or other reasons, the Fund might be required to liquidate long and short position sat times or in amounts that may be disadvantageous to the Fund. Each Fund may make short sales against the box, in which the Fund enters into a short sale of a security which it owns or has the right to obtain at no additional cost. The SEC and financial industry regulatory authorities in other countries have imposed temporary prohibitions and restrictions on certain types of short sale transactions. These prohibitions and restrictions, or the imposition of other regulatory requirements on short selling in the future, could inhibit the ability of the Investment Adviser to sell securities short on behalf of the Fund.

C. Fund Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks.

The Funds may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objective and policies. Further information is provided in the SAI, which is available upon request.

U.S. Government Securities. Each Fund may invest in U.S. Government Securities. U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may be supported by (i) the full faith and credit of the U.S. Treasury; (ii) the right of the issuer to borrow from the U.S. Treasury; (iii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (iv) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal components are traded independently. U.S. Government Securities may also include Treasury inflation-protected securities whose principal value is periodically adjusted according to the rate of inflation.

U.S. Treasury obligations include, among other things, the separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”).

U.S. Government Securities are deemed to include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, its agencies, authorities or instrumentalities; and (ii) participations in loans made to foreign governments or their agencies that are so guaranteed. Certain of these participations may be regarded as illiquid.

U.S. Treasury obligations have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government will be able or willing to repay the principal or interest rate when due, or provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises that issue U.S. Treasury obligations if it is not obligated to do so by law.

Custodial Receipts and Trust Certificates. Each Fund may invest in custodial receipts and trust certificates representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities, Municipal Securities or other types of securities in which a Fund may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. If for tax purposes a Fund is not considered to be the owner of the underlying securities held in the custodial or trust account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, a Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. Each Fund may also invest in separately issued interests in custodial receipts and trust certificates.

Mortgage-Backed Securities. Certain Funds may invest in mortgage-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-backed securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity. The value of some mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers. Early repayment of principal on mortgage- or asset-backed securities may expose a Fund to the risk of earning a lower rate of return upon reinvestment of principal.

Certain Funds may invest in privately-issued mortgage pass-through securities that represent interests in pools of mortgage loans that are issued by trusts formed by originators of and institutional investors in mortgage loans (or represent interests in custodial arrangements administered by such institutions). These originators and institutions include commercial banks, savings and loans associations, credit unions, savings banks, mortgage bankers, insurance companies, investment banks or special purpose subsidiaries of the foregoing. The pools underlying privately-issued mortgage pass-through securities consist of mortgage loans secured by mortgages or deeds of trust creating a first lien on commercial, residential, residential multi-family and mixed residential/commercial properties. These mortgage-backed securities typically do not have the same credit standing as U.S. government guaranteed mortgage-backed securities.

Privately-issued mortgage pass-through securities generally offer a higher yield than similar securities issued by a government entity because of the absence of any direct or indirect government or agency payment guarantees. However, timely payment of interest and principal on mortgage loans in these pools may be supported by various other forms of insurance or guarantees, including individual loan, pool and hazard insurance, subordination and letters of credit. Such insurance and guarantees may be issued by private insurers, banks and mortgage poolers. There is no assurance that private guarantors or insurers, if any, will meet their obligations. Mortgage-backed securities without insurance or guarantees may also be purchased by a Fund if they have the required rating from an NRSRO. Some mortgage-backed securities issued by private organizations may not be readily marketable, may be more difficult to value accurately and may be more volatile than similar securities issued by a government entity.

Mortgage-backed securities may include multiple class securities, including collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduit (“REMIC”) pass-through or participation certificates. A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property and other permitted investments. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other mortgage-backed securities. CMOs are issued in multiple classes each with a specified fixed or floating interest rate and a final scheduled distribution date. In many cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full.

Sometimes, however, CMO classes are “parallel pay,” i.e., payments of principal are made to two or more classes concurrently. In some cases, CMOs may have the characteristics of a stripped mortgage-backed security whose price can be highly volatile. CMOs may exhibit more or less price volatility and interest rate risk than other types of mortgage-backed securities, and under certain interest rate and payment scenarios, the Fund may fail to recoup fully its investment in certain of these securities regardless of their credit quality.

To the extent a Fund concentrates its investments in pools of mortgage-backed securities sponsored by the same sponsor or serviced by the same servicer, it may be subject to additional risks. Servicers of mortgage-related pools collect payments on the underlying mortgage assets for pass-through to the pool on a periodic basis. Upon insolvency of the servicer, the pool may be at risk with respect to collections received by the servicer but not yet delivered to the pool.

Mortgaged-backed securities also include stripped mortgage-backed securities (“SMBS”), which are derivative multiple class mortgage-backed securities. SMBS are usually structured with two different classes: one that receives substantially all of the interest payments and the other that receives substantially all of the principal payments from a pool of mortgage loans. The market value of SMBS consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on SMBS that receive all or most of the interest from mortgage loans are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. Throughout 2008, the market for mortgage-backed securities began experiencing substantially, often dramatically, lower valuations and greatly reduced liquidity. Markets for other asset-backed securities have also been affected. These instruments are increasingly subject to liquidity constraints, price volatility, credit downgrades and unexpected increases in default rates and, therefore, may be more difficult to value and more difficult to dispose of than previously These events may have an adverse effect on the Funds to the extent they invest in mortgage-backed or other fixed income securities or instruments affected by the volatility in the fixed income markets.

Asset-Backed Securities. Each Fund may invest in asset-backed securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities may also include home equity line of credit loans and other second-lien mortgages. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities have only a subordinated claim or security interest in collateral. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, a Fund will be unable to possess and sell the underlying collateral and that a Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed. The value of some asset-backed securities may be particularly sensitive to changes in the prevailing interest rates. There is no guarantee that private guarantors, or insurers of an asset-backed security, if any, will meet their obligations. Asset-backed securities may also be subject to increased volatility and may become illiquid and more difficult to value even when there is no default or threat of default due to the market’s perception of the creditworthiness of the issuers and market conditions impacting asset-backed securities more generally.

Municipal Securities. Certain Funds may invest in securities and instruments issued by state and local government issuers. Municipal Securities in which a Fund may invest consist of bonds, notes, commercial paper and other instruments (including participation interests in such securities) issued by or on behalf of the states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities.

Municipal Securities include both “general” obligation and “revenue” bonds and may be issued to obtain funds for various purposes. General obligations are secured by the issuer’s pledge of its full faith, credit and taxing power. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities.

Municipal Securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other purposes for which Municipal Securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. Municipal Securities in which the Funds may invest include private activity bonds, pre-refunded municipal securities and auction rate securities. Dividends paid by the Funds based on investments in Municipal Securities will be taxable.

The obligations of the issuer to pay the principal of and interest on a Municipal Security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due the principal of or interest on a Municipal Security may be materially affected.

In addition, Municipal Securities include municipal leases, certificates of participation and “moral obligation” bonds. A municipal lease is an obligation issued by a state or local government to acquire equipment or facilities. Certificates of participation represent interests in municipal leases or other instruments, such as installment purchase agreements. Moral obligation bonds are supported by a moral commitment but not a legal obligation of a state or local government. Municipal leases, certificates of participation and moral obligation bonds frequently involve special risks not normally associated with general obligation or revenue bonds. In particular, these instruments permit governmental issuers to acquire property and equipment without meeting constitutional and statutory requirements for the issuance of debt. If, however, the governmental issuer does not periodically appropriate money to enable it to meet its payment obligations under these instruments, it cannot be legally compelled to do so. If a default occurs, it is likely that a Fund would be unable to obtain another acceptable source of payment. Some municipal leases, certificates of participation and moral obligation bonds may be illiquid.

Municipal Securities may also be in the form of a tender option bond, which is a Municipal Security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued with the agreement of a third party, such as a bank, broker-dealer or other financial institution, which grants the security holders the option, at periodic intervals, to tender their securities to the institution. After payment of a fee to the financial institution that provides this option, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution may not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and a Fund’s duration. Certain tender option bonds may be illiquid.

Municipal Securities may be backed by letters of credit or other forms of credit enhancement issued by domestic or foreign banks or by other financial institutions. The deterioration of the credit quality of these banks and financial institutions could, therefore, cause a loss to a Fund that invests in such Municipal Securities. Letters of credit and other obligations of foreign banks and financial institutions may involve risks in addition to those of domestic obligations because of less publicly available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and are generally not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks.

The Funds may invest in Municipal Securities issued by municipalities, including U.S. territories, commonwealths and possessions, that may be, or may become, subject to significant financial difficulties. Factors contributing to such difficulties may include: lower property tax collections as a result of lower home values, lower sales tax revenue as a result of reduced consumer spending, lower income tax revenue as a result of higher unemployment rates, and budgetary constraints of local, state and federal governments upon which issuers of municipal securities may be relying for funding. Such securities may be considered below investment grade or may be subject to future credit downgrades due to concerns over potential default, insolvency or bankruptcy on the part of their issuers or any credit support provider. During the recent economic downturn, several municipalities have, in fact, filed for bankruptcy protection or have indicated that they may seek bankruptcy protection in the future. A credit downgrade or other adverse news about an issuer or any credit support provider could impact the market value and liquidity of the securities and consequently could negatively affect the performance of a Fund that holds such securities.

Brady Bonds and Similar Instruments. Certain Funds may invest in debt obligations commonly referred to as “Brady Bonds.” Brady Bonds are created through the exchange of existing commercial bank loans to foreign borrowers for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”).

Brady Bonds involve various risk factors including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which a Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on its holdings.

In addition, certain Funds may invest in other interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by emerging country issuers. These types of restructuring involve the deposit with or purchase by an entity of specific instruments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. Certain issuers of such structured securities may be deemed to be “investment companies” as defined in the Investment Company Act. As a result, a Fund’s investment in such securities may be limited by certain investment restrictions contained in the Investment Company Act.

Corporate Debt Obligations, Trust Preferred Securities and Convertible Securities. Certain Funds may invest in corporate debt obligations, trust preferred securities and convertible securities (except that the U.S. Mortgages Fund may not invest in convertible securities). Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal. A trust preferred security is a long dated bond (for example, 30 years) with preferred features. The preferred features are that payment of interest can be deferred for a specified period without initiating a default event. The securities are generally senior in claim to standard preferred stock but junior to other bondholders. Certain Funds may also invest in other short-term obligations issued or guaranteed by U.S. corporations, non-U.S. corporations or other entities.

Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

Bank Obligations. Certain Funds may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

Structured Securities and Inverse Floaters. Each Fund may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, securities, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. Investments in structured securities may provide exposure to certain securities or markets in situations where regulatory or other restrictions prevent direct investments in such issuers or markets.

The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference, effectively leveraging a Fund’s investments so that small changes in the value of the reference may result in disproportionate gains or losses to the Fund. Consequently, structured securities may present a greater degree of market risk than many types of securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities. Structured securities are also subject to the risk that the issuer of the structured securities may fail to perform its contractual obligations. Certain issuers of structured products may be deemed to be investment companies as defined in the Investment Company Act. As a result, a Fund’s investments in structured securities may be subject to the limits applicable to investments in other investment companies.

Structured securities may also include credit linked notes. Credit linked notes are securities with embedded credit default swaps. An investor holding a credit linked note generally receives a fixed or floating coupon and the note’s par value upon maturity, unless the referred credit defaults or declares bankruptcy, in which case the investor receives the amount recovered. In effect, investors holding credit linked notes receive a higher yield in exchange for assuming the risk of a specified credit event.

Structured securities may also include inverse floating rate debt securities (“inverse floaters”). The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

Floating and Variable Rate Obligations. Each Fund may purchase floating and variable rate obligations. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels. The issuers or financial intermediaries providing demand features may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend, and letters of credit, which will ordinarily be irrevocable both of which may be issued by domestic banks or foreign banks. A Fund may purchase variable or floating rate obligations from the issuers or may purchase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institutions.

Floating and variable rate obligations may be transferable among financial institutions, but may not have the liquidity of conventional debt securities and are often subject to legal or contractual restrictions on resale. Floating and variable rate obligations are not currently listed on any securities exchange or automatic quotation system. As a result, no active market may exist for some floating and variable rate obligations. To the extent a secondary market exists for other floating and variable rate obligations, such market may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods. The lack of a highly liquid secondary market for floating and variable rate obligations may have an adverse effect on the value of such obligations and may make it more difficult to value the obligations for purposes of calculating their respective net asset value.

For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent the Fund from taking full advantage of the rising interest rates in a timely manner. However, in a declining interest rate environment, the Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.

Certain floating and variable rate obligations have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specified level as compared to a reference interest rate (the “reference rate”), such as SOFR, Term SOFR or another rate determined using SOFR. Such a floor protects the Fund from losses resulting from a decrease in the reference rate below the specified level. However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the obligation, and the Fund may not benefit from increasing interest rates for a significant amount of time.

Zero Coupon, Deferred Interest, Pay-In-Kind and Capital Appreciation Bonds. Each Fund may invest in zero coupon bonds, deferred interest, pay-in-kind and capital appreciation bonds. These bonds are issued at a discount from their face value because interest payments are typically postponed until maturity. Pay-in-kind securities are securities that have interest payable by the delivery of additional securities. The market prices of these securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality.

Mortgage Dollar Rolls. The Funds may enter into mortgage dollar rolls. A mortgage dollar roll involves the sale by a Fund of securities for delivery in the current month. The Fund simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund benefits to the extent of any difference between (a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the securities sold. Unless the benefits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish the Fund’s performance.

Successful use of mortgage dollar rolls depends upon the Investment Adviser’s ability to predict correctly interest rates and mortgage prepayments. If the Investment Adviser is incorrect in its prediction, a Fund may experience a loss. The Funds do not currently intend to enter into mortgage dollar rolls for financing and do not treat them as borrowings.

Options on Securities, Securities Indices and Foreign Currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. Each Fund may write (sell) call and put options and purchase put and call options on any securities and other instruments in which the Fund may invest or any index consisting of securities or other instruments in which it may invest. Certain Funds may also, to the extent consistent with their investment policies, purchase and sell (write) put and call options on foreign currencies.

The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which presents additional risk). The successful use of options depends in part on the ability of the Investment Adviser to anticipate future price fluctuations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in a Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase a Fund’s transaction costs. Options written or purchased by the Funds may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

Yield Curve Options. Each Fund may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

Futures Contracts and Options and Swaps on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A swap on a futures contract provides an investor with the ability to gain economic exposure to a particular futures market. A futures contract may be based on particular securities, foreign currencies, securities indices and other financial instruments and indices. The Funds may engage in futures transactions on U.S. and (except in the case of the U.S. Mortgages Fund) foreign exchanges.

Each Fund may, to the extent consistent with its investment policies, purchase and sell futures contracts, purchase and write call and put options on futures contracts, and enter into swaps on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices, or currency exchange rates, or to otherwise manage its term structure, sector selection and duration in accordance with its investment objective and policies. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options.

Futures contracts and related options and swaps present the following risks:

•

While a Fund may benefit from the use of futures and options and swaps on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts, options transactions or swaps.

•

Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to additional risk of loss.

•

The loss incurred by a Fund in entering into futures contracts and in writing call options and entering into swaps on futures is potentially unlimited and may exceed the amount of the premium received.

•	Futures markets are highly volatile and the use of futures may increase the volatility of a Fund’s NAV.

•	As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund.

•	Futures contracts and options and swaps on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.

•	Foreign exchanges may not provide the same protection as U.S. exchanges.

When-Issued Securities and Forward Commitments. Each Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

Inflation Protected Securities. The Inflation Protected Securities Fund may invest in IPS of varying maturities issued by the U.S. Treasury and other U.S. and non-U.S. Government agencies and corporations. Each other Fund may invest only in IPS issued by the U.S. Treasury. IPS are fixed income securities whose interest and principal payments are adjusted according to the rate of inflation. The interest rate on IPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of IPS is not guaranteed, and will fluctuate. Any increase or decrease in the principal amount of IPS will result in an adjustment of interest income which is distributed to shareholders periodically.

The values of IPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of IPS. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of IPS. If inflation is lower than expected during the period a Fund holds IPS, a Fund may earn less on the IPS than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in the currency exchange rates), investors in IPS may not be protected to the extent that the increase is not reflected in the bonds’ inflation measure. There can be no assurance that the inflation index for IPS will accurately measure the real rate of inflation in the prices of goods and services.

The U.S. Treasury utilizes the CPIU as the measurement of inflation, while other issuers of IPS may use different indices as the measure of inflation. Any increase in principal value of IPS caused by an increase in the CPIU is taxable in the year the increase occurs, even though a Fund holding IPS will not receive cash representing the increase at that time. As a result, a Fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company.

A Fund will be required to treat as original issue discount any increase in the principal amount of the securities that occurs during the course of its taxable year. If a Fund purchases such inflation protected securities that are issued in stripped form either as stripped bonds or coupons, it will be treated as if it had purchased a newly issued debt instrument having original issue discount.

Because a Fund is required to distribute substantially all of its net investment income (including accrued original issue discount), a Fund’s investment in either zero coupon bonds or IPS may require a Fund to distribute to shareholders an amount greater than the total cash income it actually receives. Accordingly, in order to make the required distributions, a Fund may be required to borrow or liquidate securities.

Foreign Currency Transactions. Certain Funds may, to the extent consistent with their investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

Certain Funds may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. Certain Funds may also enter into such transactions to seek to increase total return, which presents additional risk.

Some Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g., the Investment Adviser may anticipate the foreign currency to appreciate against the U.S. dollar).

Certain Funds may, from time to time, engage in non-deliverable forward transactions to manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. A non-deliverable forward is a transaction that represents an agreement between a Fund and a counterparty (usually a commercial bank) to pay the other party the amount that it would cost based on current market rates as of the termination date to buy or sell a specified (notional) amount of a particular currency at an agreed upon foreign exchange rate on an agreed upon future date. If the counterparty defaults, a Fund will have contractual remedies pursuant to the agreement related to the transaction, but the Fund may be delayed or prevented from obtaining payments owed to it pursuant to non-deliverable forward transactions. Such non-deliverable forward transactions will be settled in cash.

Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, a Fund’s NAV to fluctuate (when a Fund’s NAV fluctuates, the value of your shares may go up or down). Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

Certain forward foreign currency exchange contracts and other currency transactions are not exchange traded or cleared. The market in such forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or could force the Fund to cover its purchase or sale commitments, if any, at the current market price.

A Fund is not required to post cash collateral with its counterparties in certain foreign currency transactions. Accordingly, a Fund may remain more fully invested (and more of the Fund’s assets may be subject to investment and market risk) than if it were required to post cash collateral with its counterparties (which is the case with certain transactions). Where a Fund’s counterparties are not required to post cash collateral with the Fund, the Fund will be subject to additional counterparty risk.

Repurchase Agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. Each Fund may enter into repurchase agreements with counterparties approved by the Investment Adviser pursuant to procedures approved by the Board of Trustees that furnish collateral at least equal in value or market price to the amount of their repurchase obligation. The collateral may consist of any type of security in which a Fund is eligible to invest or, if a Fund is subject to minimum credit quality requirements, any type of security, including non-investment grade securities, provided the repurchase agreement counterparty satisfies these minimum credit quality requirements. Repurchase agreements involving obligations other than U.S. Government Securities may be subject to additional risks.

If the other party or “seller” defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

The Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Borrowings and Reverse Repurchase Agreements. Each Fund can borrow money from banks and other financial institutions, and may enter into reverse repurchase agreements in amounts not exceeding one-third of a Fund’s total assets (including the amount borrowed or received). Borrowings and reverse repurchase agreements involve the use of leverage and subject a Fund to the risks associated with leverage, including exposure to potential gains and losses in excess of the amount invested.

Interest Rate Swaps, Mortgage Swaps, Credit Swaps, Currency Swaps, Total Return Swaps, Options on Swaps and Interest Rate Caps, Floors and Collars. The Funds may enter into some or all of the following swap transactions and option agreements, including interest rate swaps, mortgage swaps, credit swaps, currency swaps, total return swaps, options on swaps and interest rate caps, floors and collars. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Credit swaps (also referred to as credit default swaps) involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses on an underlying security or pool of securities. Credit swaps give one party to a transaction (the buyer of the credit swap) the right to dispose of or acquire an asset (or group of assets or exposure to the performance of an index), or the right to receive a payment from the other party, upon the occurrence of specified credit events. Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies. Total return swaps give a party the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be based on an agreed upon interest rate. If the underlying asset in a total return swap declines in value over the term of the swap, the party may also be required to pay the dollar value of that decline to the counterparty.

The Funds may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap or to modify the terms of an existing swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into or modify an underlying swap on agreed-upon terms, which generally entails a greater risk of loss than the Fund incurs in buying a swaption. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

Each Fund may enter into the transactions described above for hedging purposes or to seek to increase total return. As an example, when a Fund is the buyer of a credit default swap (commonly known as buying protection), it may make periodic payments to the seller of the credit default swap to obtain protection against a credit default on a specified underlying asset (or group of assets). If a default occurs, the seller of a credit default swap may be required to pay the Fund the notional amount of the credit default swap on a specified security (or group of securities). On the other hand, when a Fund is a seller of a credit default swap (commonly known as selling protection), in addition to the credit exposure the Fund has on the other assets held in its portfolio, the Fund is also subject to the credit exposure on the notional amount of the swap since, in the event of a credit default, the Fund may be required to pay the notional amount of the credit default swap on a specified security (or group of securities) to the buyer of the credit default swap. A Fund will be the seller of a credit default swap only when the credit of the underlying asset is deemed by the Investment Adviser to meet the Fund’s minimum credit criteria at the time the swap is first entered into.

When a Fund writes (sells) credit swaps on individual securities or instruments, the Fund must identify on its books liquid assets equal to the full notional amount of the swaps while the positions are open.

The use of interest rate, mortgage, credit, currency and total return swaps, options on swaps, and interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, or in its evaluation of the creditworthiness of swap counterparties and the issuers of the underlying assets, the investment performance of a Fund would be less favorable than it would have been if these investment techniques were not used.

Currently, certain standardized swap transactions are subject to mandatory central clearing and exchange trading. Although central clearing and exchange trading is expected to decrease counterparty risk and increase liquidity compared to bilaterally negotiated swaps, central clearing and exchange trading does not eliminate counterparty risk or illiquidity risk entirely. Depending on the size of a Fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member may be in excess of the collateral required to be posted by the Fund to support its obligations under a similar bilateral, uncleared swap. However, certain applicable regulators have adopted rules imposing certain margin requirements, including minimums, on uncleared swaps which may result in the Fund and its counterparties posting higher amounts for uncleared swaps.

Other Investment Companies. Each Fund may invest in securities of other investment companies, including ETFs and money market funds, subject to statutory limitations prescribed by the Investment Company Act or rules, regulations or exemptive relief thereunder. These statutory limitations include in certain circumstances a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund’s total assets in securities of any one investment company or more than 10% of total assets in securities of all investment companies.

Subject to applicable law and/or pursuant to an exemptive order obtained from the SEC or under an exemptive rule adopted by the SEC, a Fund may invest in certain other investment companies (including ETFs and money market funds) and business development companies beyond the statutory limits described above or otherwise provided that certain conditions are met. Some of those investment companies may be funds for which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

Additionally, to the extent that any Fund serves as an “acquired fund” to another Goldman Sachs Fund or unaffiliated investment company, the Fund’s ability to invest in other investment companies and private funds may be limited and, under these circumstances, the Fund’s investments in other investment companies and private funds will be consistent with applicable law and/or exemptive rules adopted by or exemptive orders obtained from the SEC. For example, to the extent the Fund serves as an acquired fund in a fund of funds arrangement in reliance on Rule 12d1-4 under the Investment Company Act, the Fund would be prohibited from purchasing or otherwise acquiring the securities of an investment company or private fund if, after such purchase or acquisition, the aggregate value of the Fund’s investments in such investment companies and private funds would exceed 10% of the value of the Fund’s total assets, subject to limited exceptions (including for investments in money market funds).

The use of ETFs is generally intended to help a Fund match the total return of the particular market segments or indices represented by those ETFs, although that may not be the result. Most ETFs are passively managed investment companies whose shares are purchased and sold on a securities exchange. An ETF generally represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and a Fund could lose money investing in an ETF. Moreover, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged.

A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund.

Non-Investment Grade Fixed Income Securities. Non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standing. Non-investment grade fixed income securities are subject to the increased risk of an issuer’s inability to meet principal and interest obligations. These securities, also referred to as high yield securities, may be subject to greater price volatility due to such factors as specific issuer developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less liquidity.

Non-investment grade fixed income securities are often issued in connection with a corporate reorganization or restructuring or as part of a merger, acquisition, takeover or similar event. They are also issued by less established companies seeking to expand. Such issuers are often highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest in the event of adverse developments or business conditions. Non-investment grade fixed income securities are also issued by governmental bodies that may have difficulty in making all scheduled interest and principal payments.

The market value of non-investment grade fixed income securities tends to reflect individual corporate or municipal developments to a greater extent than that of higher rated securities which react primarily to fluctuations in the general level of interest rates. As a result, a Fund’s ability to achieve its investment objectives may depend to a greater extent on the Investment Adviser’s judgment concerning the creditworthiness of issuers than funds which invest in higher-rated securities. Issuers of non-investment grade fixed income securities may not be able to make use of other methods of financing and their ability to service debt obligations may be affected more adversely than issuers of higher-rated securities by economic downturns, specific corporate or financial developments or the issuer’s inability to meet specific projected business forecasts. Negative publicity about the junk bond market and investor perceptions regarding lower rated securities, whether or not based on fundamental analysis, may depress the prices for such securities.

A holder’s risk of loss from default is significantly greater for non-investment grade fixed income securities than is the case for holders of other debt securities because such non-investment grade fixed income securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by a Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by a Fund of its initial investment and any anticipated income or appreciation is uncertain.

The secondary market for non-investment grade fixed income securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher-rated securities. In addition, market trading volume for high yield fixed income securities is generally lower and the secondary market for such securities could shrink or disappear suddenly and without warning as a result of adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. The lack of sufficient market liquidity may cause a Fund to incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. These factors may have an adverse effect on the market price and a Fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for a Fund to obtain precise valuations of the high yield securities in its portfolio.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of non-investment grade fixed income securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

Downgraded Securities. After its purchase, a portfolio security may be assigned a lower rating or cease to be rated which may affect the market value and liquidity of the security. If this occurs, a Fund may continue to hold the security if the Investment Adviser believes it is in the best interest of the Fund and its shareholders.

Collateralized Loan Obligations. Certain Funds may invest in collateralized loan obligations (“CLOs”). A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CLOs may charge management and other administrative fees. The cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Because it is partially protected from defaults, a senior tranche from a CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class.

The risks of an investment in a CLO depend largely on the type of the collateral securities and the class of the CLO in which a Fund invests. Normally, CLOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CLOs may be characterized by a Fund as illiquid investments. However, an active dealer market may exist for CLOs that qualify under the Rule 144A “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers, and such CLOs may be characterized by a Fund as liquid securities.

Loan-Related Investments. The Short Duration Bond Fund may invest in loan-related investments such as loan participations and assignments. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower (the “borrower”) which is administered and sold by a financial intermediary. The Fund may only invest in loans to issuers in whose obligations it may otherwise invest. Loan interests may take the form of a direct or co-lending relationship with the borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller’s share of the loan. When the Fund acts as co-lender in connection with a loan interest or when it acquires certain interests, the Fund will have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where the Fund lacks direct recourse, it will look to an agent for the lenders (the “agent lender”) to enforce appropriate credit remedies against the borrower. In these cases, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of such borrower.

An assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and, in any event, the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation. Investors in loans, such as the Fund, may not be entitled to rely on the anti-fraud provisions of the federal securities laws, although they may be entitled to certain contractual remedies.

The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, a Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet a Fund’s redemption obligations for a period after the sale of the loans, and, as a result, the Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations. During periods of heightened redemption activity or distressed market conditions, a Fund may seek to obtain expedited trade settlement, which will generally incur additional costs (although expedited trade settlement will not always be available).

Senior loans hold the most senior position in the capital structure of a borrower, are typically secured with specific collateral and have a claim on the assets of the borrower that is senior to that held by subordinated debt holders and stockholders of the borrower. The proceeds of senior loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, refinancings and to finance internal growth and for other corporate purposes. Senior loans typically have a stated term of between five and nine years, and have rates of interest which typically are redetermined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium or credit spread. Longer interest rate reset periods generally increase fluctuations in the Fund’s net asset value as a result of changes in market interest rates. As a result, as short-term interest rates increase, interest payable to the Fund from its investments in senior loans should increase, and as short-term interest rates decrease, interest payable to the Fund from its investments in senior loans should decrease. Although senior loans hold the most senior position in the capital structure of a borrower, senior loans may become subordinated to other debt holders and creditors (including, under certain circumstances, upon the consent from less than 100% of the holders of the senior loans). Senior loans that are subordinated to other debt holders and creditors will be subject to the risks generally associated with investments in second lien and more junior loans. Second lien loans have the same characteristics as senior loans except that such loans are subordinated or unsecured and thus lower in priority of payment to senior loans. Accordingly, the risks associated with second lien loans are higher than the risk of loans with first priority over the collateral. In the event of default on a second lien loan, the first priority lien holder has first claim to the underlying collateral of the loan. It is possible that no collateral value would remain for the second priority lien holder and therefore result in a loss of investment to the Fund. Second lien loans typically have adjustable floating rate interest payments.

Generally, loans have the benefit of restrictive covenants that limit the ability of the borrower to further encumber its assets, impose other obligations and/or release or transfer the specific collateral securing the loan. To the extent a loan does not have certain covenants (or has less restrictive covenants), an investment in the loan will be particularly sensitive to the risks associated with loan investments. In addition, to the extent a loan is modified or restructured (including, under certain circumstances, without the consent of, or upon the consent from less than 100% of, the holders of the loan), an investment in the loan may be materially and adversely affected. Under these circumstances, the Fund may incur expenses enforcing or defending its claims against the borrower and/or other debt holders and creditors.

Preferred Stock, Warrants and Rights. Certain Funds may invest in preferred stock, warrants and stock purchase rights (“rights”). Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Short Sales Against-the-Box. The Funds may make short sales against-the-box. A short sale against-the-box means that at all times when a short position is open a Fund will own an equal amount of securities sold short, or securities convertible into or exchangeable for, without payment of any further consideration, an equal amount of the securities of the same issuer as the securities sold short.

Equity Investments. After its purchase, a portfolio investment (such as a convertible debt obligation) may convert to an equity security. Alternatively, a Fund may acquire equity securities in connection with a restructuring or other similar event related to one or more of its investments. If this occurs, a Fund may continue to hold the investment (or make additional purchases of that equity investment) if the Investment Adviser believes it is in the best interest of the Fund and its shareholders.

EXHIBIT C

SHAREHOLDER GUIDE

The following section will provide you with answers to some of the most frequently asked questions regarding buying and selling the Fund’s Class A, Institutional, Service, Investor, Class R, and Class R6 Shares. This information is provided with respect to the Fund’s Class P Shares in the section below entitled “Shareholder Guide (Class P Shares).”

SHAREHOLDER GUIDE (ALL SHARE CLASSES EXCEPT CLASS P SHARES)

HOW TO BUY SHARES

Shares Offering

Shares of the Fund are continuously offered through the Distributor. The Fund and the Distributor will have the sole right to accept orders to purchase shares and reserve the right to reject any purchase order in whole or in part.

How Can I Purchase Shares Of The Fund?

You may purchase shares of the Fund through certain intermediaries that have a relationship with Goldman Sachs, including banks, trust companies, brokers, registered investment advisers and other financial institutions (“Intermediaries”). Certain Intermediaries have been authorized by Goldman Sachs Trust (the “Trust”) to accept purchase, redemption or exchange orders on behalf of the Fund for their customers (“Authorized Institutions”), and if approved by the Fund, may designate other financial intermediaries to accept such orders. You should contact your Intermediary to learn whether it is authorized to accept orders on behalf of the Fund (i.e., an Authorized Institution). In order to make an initial investment in the Fund you must furnish to your Intermediary the information in the account application.

The decision as to which class to purchase depends on the amount you invest, the intended length of the investment and your personal situation. You should contact your Intermediary to discuss which share class option is right for you.

Note: Intermediaries may receive different compensation for selling different share classes.

To open an account, contact your Intermediary. Customers of an Intermediary will normally give their order instructions to the Intermediary, and the Intermediary will, in turn, place the order with the Transfer Agent. Intermediaries are responsible for transmitting accepted orders and payments to the Transfer Agent within the time period agreed upon by them and will set times by which orders and payments must be received by them from their customers. The Trust, Transfer Agent, Investment Adviser and their affiliates will not be responsible for any loss in connection with orders that are not transmitted to the Transfer Agent by an Intermediary on a timely basis.

The Fund will be deemed to have received an order for purchase, redemption or exchange of Fund shares when the order is accepted in “proper form” by the Transfer Agent (or, if applicable, by an Authorized Institution) on a business day, and the order will be priced at the Fund’s current NAV per share (adjusted for any applicable sales charge) next determined after acceptance by the Transfer Agent (or, if applicable, by an Authorized Institution). For shareholders that place trades directly with the Fund’s Transfer Agent, proper form generally means that specific trade details and customer identifying information must be received by the Transfer Agent at the time an order is submitted. Intermediaries of the Fund may have different requirements regarding what constitutes proper form for trade instructions. Please contact your Intermediary for more information.

For purchases by check, the Fund will not accept checks drawn on foreign banks, third party checks, temporary checks, cash or cash equivalents; e.g., cashier’s checks, official bank checks, money orders, traveler’s cheques or credit card checks. In limited situations involving the transfer of retirement assets, the Fund may accept cashier’s checks or official bank checks.

Investor and Class R Shares are not sold directly to the public. Instead, Investor and Class R Shares generally are available only to Section 401(k), 403(b), 457, profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, non-qualified deferred compensation plans and non-qualified pension plans or other employee benefit plans (including health savings accounts) or SIMPLE plans that are sponsored by one or more employers (including governmental or church employers) or employee organizations (“Employee Benefit Plans”). Investor Shares may also be sold to accounts established under a fee-based program that is sponsored and maintained by an Intermediary that has entered into a contractual relationship with Goldman Sachs to offer such shares through such programs (“Eligible Fee-Based Program”). Investor and Class R Shares are not available to traditional and Roth Individual Retirement Accounts (“IRAs”), SEPs and SARSEPs; except that Investor Shares are available to such accounts or plans to the extent they are purchased through an Eligible Fee-Based Program. Employee Benefit Plans and Eligible Fee-Based Programs must purchase Investor or Class R Shares through an Intermediary using a plan level or omnibus account.

Employee Benefit Plans generally may open an account and purchase Investor and/or Class R Shares through Intermediaries, financial planners, Employee Benefit Plan administrators and other financial intermediaries. Investor and/or Class R Shares may not be available through certain Intermediaries. Additional shares may be purchased through an Employee Benefit Plan’s administrator or record-keeper.

Class R6 Shares are generally available to the following investors who purchase shares of the Fund through certain Intermediaries that have a contractual relationship with Goldman Sachs, including banks, trust companies, brokers, registered investment advisers and other financial institutions, using a plan level or omnibus account, unless otherwise noted below.

•	Investors who purchase Class R6 Shares through an Eligible Fee-Based Program;

•	Employee Benefit Plans;

•	Registered investment companies or bank collective trusts investing directly with the Transfer Agent;

•	Institutional investors, including companies, foundations, endowments, municipalities, trusts and other entities, investing at least $5,000,000 directly with the Transfer Agent; and

•	Other investors at the discretion of the Trust’s officers.

Class R6 Shares may not be available through certain Intermediaries. For the purposes of Class R6 Shares eligibility, the term “Intermediary” does not include Goldman Sachs or its affiliates and Class R6 Shares will not be available to clients of Goldman Sachs Private Wealth Management, The Goldman Sachs Trust Company, N.A., The Goldman Sachs Trust Company of Delaware or Goldman Sachs Wealth Services, L.P.

What Is My Minimum Investment In The Fund?

For each of your accounts investing in Class A Shares, the following investment minimums must be met:

	Initial	Additional*
Regular Accounts	$1,000	$50
Employee Benefit Plans	No Minimum	No Minimum
Uniform Gift/Transfer to Minors Accounts (UGMA/UTMA)	$250	$50
Individual Retirement Accounts and Coverdell ESAs	$250	$50
Automatic Investment Plan Accounts	$250	$50

*

No minimum additional investment requirements are imposed with respect to investors trading through Intermediaries who aggregate shares in omnibus or similar accounts (e.g., employee benefit plan accounts, wrap program accounts or traditional brokerage house accounts).

For Institutional Shares, the minimum initial investment is $1,000,000 for individual or Institutional Investors, alone or in combination with other assets under the management of the Investment Adviser and its affiliates, except that no initial minimum will be imposed on (i) Employee Benefit Plans that hold their Institutional Shares through plan-level or omnibus accounts; or (ii) investment advisers investing for accounts for which they receive asset-based fees where the investment adviser or its Intermediary purchases Institutional Shares through an omnibus account. For this purpose, “Institutional Investors” shall include “wrap” account sponsors (provided they have an agreement covering the arrangement with the Distributor); corporations; qualified non-profit organizations, charitable trusts, foundations and endowments; any state, county or city, or any instrumentality, department, authority or agency thereof; and banks, trust companies or other depository institutions investing for their own account or on behalf of their clients.

No minimum amount is required for initial purchases in Investor, Class R and Class R6 Shares (except as provided below) or additional investments in Institutional, Investor, Class R or Class R6 Shares.

For Class R6 Shares, the minimum initial investment is $5,000,000 for institutional investors, including companies, foundations, endowments, municipalities, trusts and other entities who purchase Class R6 Shares directly with the Transfer Agent.

There are no minimum purchase or account (minimum) requirements with respect to Shares. An Intermediary may, however, impose a minimum amount for initial and additional investments in Service Shares, and may establish other requirements such as a minimum account balance. An Intermediary may redeem Service Shares held by non-complying accounts, and may impose a charge for any special services.

The minimum investment requirement for Class A and Institutional Shares may be waived for: (i) Goldman Sachs, its affiliates (including the Trust) or their respective Trustees, officers, partners, directors or employees (including retired employees and former partners), as well as certain individuals related to such investors, including spouses or domestic partners, minor children including those of their domestic partners, other family members residing in the same household, and/or financial dependents, provided that all of the above are designated as such with an Intermediary or the Fund’s Transfer Agent; (ii) advisory clients of Goldman Sachs Private Wealth Management and accounts for which The Goldman Sachs Trust Company, N.A. acts in a fiduciary capacity (i.e., as agent or trustee); (iii) certain mutual fund “wrap” programs at the discretion of the Trust’s officers; and (iv) other investors at the discretion of the Trust’s officers. No minimum amount is required for additional investments in such accounts.

What Should I Know When I Purchase Shares Through An Intermediary?

If shares of the Fund are held in an account maintained and serviced by your Intermediary, all recordkeeping, transaction processing and payments of distributions relating to your account will be performed by your Intermediary, and not by the Fund and its Transfer Agent. Since the Fund will have no record of your transactions, you should contact your Intermediary to purchase, redeem or exchange shares, to make changes in or give instructions concerning your account or to obtain information about your account. The transfer of shares from an account with one Intermediary to an account with another Intermediary involves special procedures and may require you to obtain historical purchase information about the shares in the account from your Intermediary. If your Intermediary’s relationship with Goldman Sachs is terminated, and you do not transfer your account to another Intermediary, the Trust reserves the right to redeem your shares. The Trust will not be responsible for any loss in an investor’s account or tax liability resulting from a redemption.

Certain Intermediaries may provide the following services in connection with their customers’ investments in Service Shares:

•	Personal and account maintenance services

•	Provide facilities to answer inquiries and respond to correspondence

•	Act as liaison between the Intermediary’s customers and the Trust

•	Assist customers in completing application forms, selecting dividend and other options, and similar services

•	Shareholder administration services

•	Act, directly or through an agent, as the sole shareholder of record

•	Maintain account records for customers

•	Process orders to purchase, redeem and exchange shares for customers

•	Process payments for customers

Intermediaries that invest in shares on behalf of their customers may charge brokerage commissions or other fees directly to their customer accounts in connection with their investments. You should contact your Intermediary for information regarding such charges, as these fees, if any, may affect the return such customers realize with respect to their investments.

The Investment Adviser, Distributor and/or their affiliates may make payments or provide services to Intermediaries and other persons to promote the sale, distribution and/or servicing of shares of the Fund and other Goldman Sachs Funds, except that the Investment Adviser, Distributor and their affiliates do not make such payments on behalf of Class R6 Shares. These payments are made out of the Investment Adviser’s, Distributor’s and/or their affiliates’ own assets, and are not an additional charge to the Fund. The payments are in addition to the distribution and service fees, service fees and shareholder administration fees and sales charges described in the Prospectus. Such payments are intended to compensate Intermediaries and other persons for, among other things: marketing shares of the Fund and other Goldman Sachs Funds, which may consist of payments relating to the Fund’s inclusion on preferred or recommended fund lists or in certain sales programs sponsored by the recipients; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; the provision of analytical or other data to the Investment Adviser or its affiliates relating to sales of shares of the Fund and other Goldman Sachs Funds; the support or purchase of technology platforms/software; and/or other specified services intended to assist in the distribution and marketing of the Fund and other Goldman Sachs Funds, including provision of consultative services to the Investment Adviser or its affiliates relating to marketing and/or sale of shares of the Fund and other Goldman Sachs Funds. The payments may also, to the extent permitted by applicable regulations, sponsor various trainings and educational programs. The payments by the Investment Adviser, Distributor and/or their affiliates, which are in addition to the fees paid for these services by the Fund, may also compensate Intermediaries and other persons for sub-accounting, sub-transfer agency, administrative, shareholder processing and/or recordkeeping services. These additional payments may exceed amounts earned on these assets by the Investment Adviser, Distributor and/or their affiliates for the performance of these or similar services. The amount of these additional payments is normally not expected to exceed 0.50% (annualized) of the amount sold or invested through the recipients. In addition, certain Intermediaries may have access to certain services from the Investment Adviser, Distributor and/or their affiliates, including research reports, economic analysis, and portfolio analysis, portfolio construction and similar tools and software. In certain cases, the Intermediaries may not pay for these products or services or may only pay for a portion of the total cost of these products or services. Please refer to the “Payments to Others (Including Intermediaries)” section of the SAI for more information about these and similar payments and services.

The payments made by the Investment Adviser, Distributor and/or their affiliates and the services provided by an Intermediary or other person may differ for different Intermediaries and other persons. The presence of these and similar payments, receipt of these services and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative, salesperson or other person to highlight, feature or recommend Funds based, at least in part, on the level of compensation paid. You should contact your Intermediary, or any other person that provides services to you, for more information about the payments it receives and any potential conflicts of interest.

You may be required to pay a commission directly to a broker or financial intermediary for effecting transactions in Institutional Shares. In addition to Institutional Shares, the Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance) and are entitled to different services than Institutional Shares. Information regarding these other share classes is included in the Prospectus for the applicable share class and may also be obtained from your Intermediary or from Goldman Sachs by calling the number on the back cover of the Prospectus.

What Else Should I Know About Share Purchases?

The Trust reserves the right to:

•

Refuse to open an account or require an Intermediary to refuse to open an account if you fail to (i) provide a taxpayer identification number, a Social Security Number or other government-issued identification (e.g., for an individual, a driver’s license or passport) or (ii) certify that such number or other information is correct (if required to do so under applicable law).

•

Reject or restrict any purchase or exchange order by a particular purchaser (or group of related purchasers) for any reason in its discretion. Without limiting the foregoing, the Trust may reject or restrict purchase and exchange orders by a particular purchaser (or group of related purchasers) when a pattern of frequent purchases, sales or exchanges of shares of the Fund is evident, or if purchases, sales or exchanges are, or a subsequent redemption might be, of a size that would disrupt the management of the Fund.

•	Close the Fund to new investors from time to time and reopen any such Fund whenever it is deemed appropriate by the Investment Adviser.

•	Provide for, modify or waive the minimum investment requirements.

•	Modify the manner in which shares are offered.

•	Modify the sales charge rate applicable to future purchases of shares.

Shares of the Fund are only registered for sale in the United States and certain of its territories. Generally, shares of the Fund will only be offered or sold to “U.S. persons” and all offerings or other solicitation activities will be conducted within the United States, in accordance with the rules and regulations of the Securities Act of 1933, as amended (“Securities Act”).

The Fund may allow you to purchase shares through an Intermediary with securities instead of cash if consistent with the Fund’s investment policies and operations and approved by the Investment Adviser.

Notwithstanding the foregoing, the Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders.

Please be advised that abandoned or unclaimed property laws for certain states (to which your account may be subject) require financial organizations to transfer (escheat) unclaimed property (including shares of the Fund) to the appropriate state if no activity occurs in an account for a period of time specified by state law. For IRA accounts escheated to a state under these abandoned property laws, the escheatment will generally be treated as a taxable distribution to you; federal and any applicable state income tax will be withheld. This may apply to your Roth IRA as well.

Customer Identification Program. Federal law requires the Fund to obtain, verify and record identifying information for certain investors, which will be reviewed solely for customer identification purposes, which may include the name, residential or business street address, date of birth (for an individual), Social Security Number or taxpayer identification number or other information for each investor who opens an account directly with the

Fund. Applications without the required information may not be accepted by the Fund. Throughout the life of your account, the Fund may request updated identifying information in accordance with their Customer Identification Program. After accepting an application, to the extent permitted by applicable law or their Customer Identification Program, the Fund reserves the right to: (i) place limits on transactions in any account until the identity of the investor is verified; (ii) refuse an investment in the Fund; or (iii) involuntarily redeem an investor’s shares and close an account in the event that the Fund is unable to verify an investor’s identity or are unable to obtain all required information. The Fund and its agents will not be responsible for any loss or tax liability in an investor’s account resulting from the investor’s delay in providing all required information or from closing an account and redeeming an investor’s shares pursuant to their Customer Identification Program.

How Are Shares Priced?

The price you pay when you buy shares is the Fund’s next-determined NAV per share (as adjusted for any applicable sales charge) after the Transfer Agent (or, if applicable, an Authorized Institution) has received and accepted your order in proper form. The price you receive when you sell shares is the Fund’s next-determined NAV per share (adjusted for any applicable CDSCs) after the Transfer Agent (or, if applicable, an Authorized Institution) has received and accepted your order in proper form, with the redemption proceeds reduced by any applicable charges (e.g., CDSCs). Each class generally calculates its NAV as follows:

NAV=	(Value of Assets of the Class) – (Liabilities of the Class)
Number of Outstanding Shares of the Class

The Fund’s investments for which market quotations are readily available are valued at market value on the basis of quotations provided by pricing sources. If accurate quotations are not readily available, if the Fund’s fund accounting agent is unable for other reasons to facilitate pricing of individual securities or calculate the Fund’s NAV, or if the Investment Adviser believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined in good faith under valuation procedures approved by the Board of Trustees. Thus, such pricing may be based on subjective judgments and it is possible that the prices resulting from such valuation procedures may differ materially from the value realized on a sale. Cases where there is no clear indication of the value of the Fund’s investments include, among others, situations where a security or other asset or liability does not have a price source or a price is unavailable.

Equity securities listed on an exchange are generally valued at the last available sale price on the exchange on which they are principally traded. To the extent the Fund invests in foreign equity securities, “fair value” prices will be provided by an independent third-party pricing (fair value) service in accordance with the fair value procedures approved by the Board of Trustees. Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV.

Fixed income securities are generally valued on the basis of prices (including evaluated prices) and quotations provided by pricing services or securities dealers. Pricing services may use matrix pricing or valuation models, which utilize certain inputs and assumptions, including, but not limited to, yield or price with respect to comparable fixed income securities, to determine current value. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but the Fund may hold or transact in such securities in smaller odd lot sizes. Odd lots may trade at lower prices than institutional round lots.

Investments in other open-end registered investment companies (if any), excluding investments in ETFs, are valued based on the NAV of those open-end registered investment companies (which may use fair value pricing as discussed in their prospectuses). Investments in ETFs will generally be valued at the last sale price or official closing price on the exchange on which they are principally traded.

In addition, the Investment Adviser, consistent with its procedures and applicable regulatory guidance, may (but need not) determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or unscheduled market closings; equipment failures; natural or man made disasters or acts of God; armed conflicts; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; ratings downgrades; bankruptcies; and trading limits or suspensions.

One effect of using an independent third-party pricing (fair value) service and fair valuation may be to reduce stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, it involves the risk that the values used by the Fund to price its investments may be different from those used by other investment companies and investors to price the same investments.

Please note the following with respect to the price at which your transactions are processed:

•

NAV per share of each share class is generally calculated by the Fund’s fund accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) or such other times as the New York Stock Exchange or NASDAQ market may officially close. Fund shares will generally not be priced on any day the New York Stock Exchange is closed, although Fund shares may be priced on such days if the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the bond markets remain open for all or part of the day.

•

On any business day when the SIFMA recommends that the bond markets close early, each Fund reserves the right to close at or prior to the SIFMA recommended closing time. If a Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund’s closing time and credit will be given on the next business day.

•

The Trust reserves the right to reprocess purchase (including dividend reinvestments), redemption and exchange transactions that were processed at a NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV, as adjusted.

•	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Consistent with industry practice, investment transactions not settling on the same day are recorded and factored into the Fund’s NAV on the business day following trade date (T+1). The use of T+1 accounting generally does not, but may, result in a NAV that differs materially from the NAV that would result if all transactions were reflected on their trade dates.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange and/or the bond markets are stopped at a time other than their regularly scheduled closing times. In the event the New York Stock Exchange and/or the bond markets do not open for business, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether the Fund is open for business during this situation, please call the appropriate phone number located on the back cover of the Prospectus.

Foreign securities may trade in their local markets on days the Fund is closed. As a result, if the Fund holds foreign securities, its NAV may be impacted on days when investors may not purchase or redeem Fund shares.

The Fund relies on various sources to calculate its NAV. The ability of the Fund’s fund accounting agent to calculate the NAV per share of each share class of the Fund is subject to operational risks associated with processing or human errors, systems or technology failures, cyber attacks and errors caused by third party service providers, data sources, or trading counterparties. Such failures may result in delays in the calculation of the Fund’s NAV and/or the inability to calculate NAV over extended time periods. The Fund may be unable to recover any losses associated with such failures. In addition, if the third party service providers and/or data sources upon which the Fund directly or indirectly relies to calculate its NAV or price individual securities are unavailable or otherwise unable to calculate the NAV correctly, it may be necessary for alternative procedures to be utilized to price the securities at the time of determining the Fund’s NAV.

When Will Shares Be Issued And Dividends Begin To Be Accrued?

Net investment income dividends that are declared daily and paid monthly will begin to be accrued as follows:

•	Shares Purchased by Federal Funds Wire or ACH Transfer:

•

If a purchase order is received in proper form before a Fund closes, shares will generally be issued and dividends will generally begin to accrue on the purchased shares on the later of (i) the business day after payment is received, or (ii) the day that the federal funds wire is received by The Northern Trust Company. Failure to provide payment on settlement date may result in a delay in accrual.

•

If a purchase order is placed through an Intermediary that settles through the National Securities Clearing Corporation (the “NSCC”), the purchase order will begin accruing dividends on the NSCC settlement date.

•	Shares Purchased by Check:

•

If a purchase order is received in proper form before a Fund closes, shares will generally be issued and dividends will generally begin to accrue on the purchased shares no later than two business days after payment is received.

Other dividends or distributions will be distributed annually as a declared event and paid to shareholders of record on the record date for such events.

COMMON QUESTIONS APPLICABLE TO THE PURCHASE OF CLASS A SHARES

What Is The Offering Price Of Class A Shares?

The offering price of Class A Shares of the Fund is the next determined NAV per share plus an initial sales charge, if applicable, paid to Goldman Sachs at the time of purchase of shares. The sales charge varies depending upon the amount you purchase. In some cases, described below, the initial sales charge may be eliminated altogether, and the offering price will be the NAV per share. The current sales charges and commissions paid to Intermediaries for Class A Shares of the Fund are as follows:

Amount of Purchase (including sales charge, if any)	Sales Charge as Percentage of Offering Price		Sales Charge as Percentage of Net Amount Invested		Maximum Dealer Allowance as Percentage of Offering Price*
Less than $100,000	3.75%		3.90%		3.25%
$100,000 up to (but less than) $250,000	3.00		3.09		2.50
$250,000 up to (but less than) $500,000	2.50		2.56		2.00
$500,000 up to (but less than) $1 million	2.00		2.04		1.75
$1 million or more	0.00	**	0.00	**	***

*

Dealer’s allowance may be changed periodically. During special promotions, the entire sales charge may be reallowed to Intermediaries. Intermediaries to whom substantially the entire sales charge is reallowed may be deemed to be “underwriters” under the Securities Act.

**

For the Acquired Fund, no sales charge is payable at the time of purchase of Class A Shares of $1 million or more, but a CDSC of 1.00% may be imposed in the event of certain redemptions within 18 months. For more information about Class A Shares’ CDSCs, please see “What Else Do I Need To Know About Class A Shares’ CDSC?” below.

***

The Distributor may pay a one-time commission to Intermediaries who initiate or are responsible for purchases of $1 million or more of shares of the Acquired Fund equal to 1.00% of the amount under $3 million, 0.50% of the next $2 million, and 0.25% thereafter. In instances where this one-time commission is not paid to a particular Intermediary (including Goldman Sachs’ Private Wealth Management Unit) the CDSC on Class A Shares, generally, will be waived. The Distributor may also pay, with respect to all or a portion of the amount purchased, a commission in accordance with the foregoing schedule to Intermediaries who initiate or are responsible for purchases by Employee Benefit Plans investing in the Fund which satisfy the criteria set forth below in “When Are Class A Shares Not Subject To A Sales Load?” or $1 million or more by certain “wrap” accounts. Purchases by such plans will be made at NAV with no initial sales charge, if applicable, but if shares of the Acquired Fund are redeemed within 18 months, a CDSC of 1.00% may be imposed upon the plan, the plan sponsor or the third-party administrator. In addition, Intermediaries will remit to the Distributor such payments received in connection with “wrap” accounts in the event that shares of the Acquired Fund are redeemed within 18 months.

Different Intermediaries may impose different sales charges. These variations are described in “Appendix C—Additional Information About Sales Charge Variations, Waivers and Discounts” in the Funds’ prospectus.

You should note that the actual sales charge that appears in your mutual fund transaction confirmation may differ slightly from the rate disclosed above in the Prospectus due to rounding calculations.

As indicated in the preceding chart, and as discussed further below and in the section titled “How Can The Sales Charge On Class A Shares Be Reduced?” and in the Funds’ prospectus under “Appendix C—Additional Information About Sales Charge Variations, Waivers and Discounts”, you may, under certain circumstances, be entitled to pay reduced sales charges on your purchases of Class A Shares or have those charges waived entirely. To take advantage of these discounts, your Intermediary must notify the Fund’s Transfer Agent at the time of your purchase order that a discount may apply to your current purchases. You may also be required to provide appropriate documentation to receive these discounts, including:

(i)	Information or records regarding shares of the Fund or other Goldman Sachs Funds held in all accounts (e.g., retirement accounts) of the shareholder at all Intermediaries; or

(ii)	Information or records regarding shares of the Fund or other Goldman Sachs Funds held at any Intermediary by related parties of the shareholder, such as members of the same family or household.

What Else Do I Need To Know About Class A Shares’ CDSC?

Purchases of $1 million or more of Class A Shares of the Acquired Fund will be made at NAV with no initial sales charge. However, if you redeem shares of the Acquired Fund within 18 months after the beginning of the month in which the purchase was made, a CDSC of 1.00% may be imposed. The CDSC may not be imposed if your Intermediary agrees with the Distributor to return all or an applicable prorated portion of its commission to the Distributor. The CDSC is waived on redemptions in certain circumstances. See “In What Situations May The CDSC On Class A Or C Shares Be Waived Or Reduced?” below and, if you hold shares through an Intermediary, see “Appendix C—Additional Information About Sales Charge Variations, Waivers and Discounts” in the Funds’ prospectus.

When Are Class A Shares Not Subject To A Sales Load?

Class A Shares of the Acquired Fund may be sold at NAV without payment of any sales charge to the following individuals and entities:

•

Goldman Sachs, its affiliates or their respective officers, partners, directors or employees (including retired employees and former partners), any partnership of which Goldman Sachs is a general partner, any Trustee or officer of the Trust and designated family members of any of these individuals;

•	Qualified employee benefit plans of Goldman Sachs;

•	Trustees or directors of investment companies for which Goldman Sachs or an affiliate acts as sponsor;

•	Any employee or registered representative of any Intermediary (or such Intermediaries’ affiliates and subsidiaries) or their respective spouses or domestic partners, children and parents;

•	Banks, trust companies or other types of depository institutions;

•

Any state, county or city, or any instrumentality, department, authority or agency thereof, which is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of the Fund;

•

Employee Benefit Plans, other than Employee Benefit Plans that purchase Class A Shares through brokerage relationships in which sales charges are customarily imposed. Under such circumstances, Plans will be assessed sales charges as described further in “Shareholder Guide—Common Questions Applicable To the Purchase of Class A Shares”;

•

Investors who purchase Class A Shares through an omnibus account sponsored by an Intermediary that has an agreement with the Distributor covering such investors to offer Class A Shares without charging an initial sales charge;

•	Insurance company separate accounts that make the Fund available as an underlying investment in certain group annuity contracts;

•

“Wrap” accounts for the benefit of clients of broker-dealers, financial institutions or financial planners, provided they have entered into an agreement with GSAM specifying aggregate minimums and certain operating policies and standards;

•	Investment advisers investing for accounts for which they receive asset-based fees;

•	Accounts over which GSAM or its advisory affiliates have investment discretion;

•

Shareholders who roll over distributions from any tax-qualified Employee Benefit Plan or tax-sheltered annuity to an IRA which invests in the Goldman Sachs Funds if the tax-qualified Employee Benefit Plan or tax-sheltered annuity receives administrative services provided by certain third party administrators that have entered into a special service arrangement with Goldman Sachs relating to such plan or annuity;

•	State sponsored 529 college savings plans;

•	Investors that purchase Class A Shares through the GS Retirement Plan Plus and Goldman Sachs 401(k) Programs; or

•

Former shareholders of certain funds who (i) received shares of a Goldman Sachs Fund in connection with a reorganization of an acquired fund into a Goldman Sachs Fund, (ii) had previously qualified for purchases of Class A Shares of the acquired funds without the imposition of a sales load under the guidelines of the applicable acquired fund family, and (iii) as of August 24, 2012 held their Goldman Sachs Fund shares directly with the Goldman Sachs Funds’ Transfer Agent, as long as they continue to hold the shares directly at the Transfer Agent.

•	Investors who purchase Class A Shares in accounts that are no longer associated with an Intermediary and held direct at the Transfer Agent, including retirement accounts.

You must certify eligibility for any of the above exemptions on your account application and notify your Intermediary and the Fund if you no longer are eligible for the exemption. You may be eligible for different or additional exemptions based on your Intermediary; see “Appendix C—Additional Information About Sales Charge Variations, Waivers and Discounts” in the Funds’ prospectus.

The Fund will grant you an exemption subject to confirmation of your eligibility by your Intermediary. You may be charged a fee by your Intermediary.

How Can The Sales Charge On Class A Shares Be Reduced?

•

Right of Accumulation: When buying Class A Shares in Goldman Sachs Funds, your current aggregate investment determines the initial sales load you pay. You may qualify for reduced sales charges when the current market value of holdings across Class A Shares, plus new purchases, reaches $100,000 or more for the Acquired Fund. Class A Shares of any of the Goldman Sachs Funds may be combined under the Right of Accumulation. If the Fund’s Transfer Agent is properly notified, the “Amount of Purchase” in the chart in the section “What Is The Offering Price Of Class A Shares?” will be deemed to include all Class A Shares Shares of the Goldman Sachs Funds that were held at the time of purchase by any of the following persons: (i) you, your spouse or domestic partner, your parents and your children; and (ii) any trustee, guardian or other fiduciary of a single trust estate or a single fiduciary account. This includes, for example, any Class A Shares held at an Intermediary other than the one handling your current purchase. For purposes of applying the Right of Accumulation, shares of the Fund and any other Goldman Sachs Funds purchased by an existing client of Goldman Sachs Private Wealth Management or GS Ayco Holding LLC will be combined with Class A Shares and other assets held by all other Goldman Sachs Private Wealth Management accounts or accounts of GS Ayco Holding LLC, respectively. In addition, under some circumstances, Class A Shares of the Fund and Class A Shares of any other Goldman Sachs Fund purchased by partners, directors, officers or employees of certain organizations may be combined for the purpose of determining whether a purchase will qualify for the Right of Accumulation and, if qualifying, the applicable sales charge level. To qualify for a reduced sales load, you or your Intermediary must notify the Fund’s Transfer Agent at the time of investment that a quantity discount is applicable. If you do not notify your

Intermediary at the time of your current purchase or a future purchase that you qualify for a quantity discount, you may not receive the benefit of a reduced sales charge that might otherwise apply. Use of this option is subject to a check of appropriate records.

In some circumstances, other Class A Shares may be aggregated with your current purchase under the Right of Accumulation as described in the SAI. For purposes of determining the “Amount of Purchase,” all Class A Shares currently held will be valued at their current market value.

•

Statement of Intention: You may obtain a reduced sales charge by means of a written Statement of Intention which expresses your non-binding commitment to invest (not counting reinvestments of dividends and distributions) in the aggregate $100,000 or more within a period of 13 months in Class A Shares of one or more of the Goldman Sachs Funds. Any investments you make during the period will receive the discounted sales load based on the full amount of your investment commitment. Purchases made during the previous 90 days may be included; however, capital appreciation does not apply toward these combined purchases. If the investment commitment of the Statement of Intention is not met prior to the expiration of the 13-month period, the entire amount will be subject to the higher applicable sales charge unless the failure to meet the investment commitment is due to the death of the investor. By selecting the Statement of Intention, you authorize the Transfer Agent to escrow and redeem Class A Shares in your account to pay this additional charge if the Statement of Intention is not met. You must, however, inform the Transfer Agent (either directly or through your Intermediary) that the Statement of Intention is in effect each time shares are purchased. Each purchase will be made at the public offering price applicable to a single transaction of the dollar amount specified on the Statement of Intention. The SAI has more information about the Statement of Intention, which you should read carefully.

Different Intermediaries may have different policies regarding Rights of Accumulation and Statements of Intention. These variations are described in “Appendix C—Additional Information About Sales Charge Variations, Waivers and Discounts” in the Funds’ prospectus.

COMMON QUESTIONS APPLICABLE TO THE PURCHASE OF CLASS A AND C SHARES

What Else Do I Need To Know About The CDSC On Class A Shares?

•	The CDSC is based on the lesser of the NAV of the shares at the time of redemption or the original offering price (which is the original NAV).

o	No CDSC is charged on shares acquired from reinvested dividends or capital gain distributions.

o	No CDSC is charged on the per share appreciation of your account over the initial purchase price.

o	When counting the number of months since a purchase of Class A Shares was made, all purchases made during a month will be combined and considered to have been made on the first day of that month.

•

To keep your CDSC as low as possible, each time you place a request to sell shares, the Fund will first sell any shares in your account that do not carry a CDSC and then the shares in your account that have been held the longest.

In What Situations May The CDSC On Class A Shares Be Waived Or Reduced?

The CDSC on Class A Shares that are subject to a CDSC may be waived or reduced if the redemption relates to:

•	Mandatory retirement distributions or loans to participants or beneficiaries from Employee Benefit Plans;

•	Hardship withdrawals by a participant or beneficiary in an Employee Benefit Plan;

•	The separation from service by a participant or beneficiary in an Employee Benefit Plan;

•	Excess contributions distributed from an Employee Benefit Plan;

•	Distributions from a qualified Employee Benefit Plan invested in the Goldman Sachs Funds which are being rolled over to an IRA in the same share class of a Goldman Sachs Fund;

•	The death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the “Code”)) of a shareholder, participant or beneficiary in an Employee Benefit Plan;

•	Satisfying the minimum distribution requirements of the Code;

•	Establishing “substantially equal periodic payments” as described under Section 72(t)(2) of the Code;

•	Redemption proceeds which are to be reinvested in accounts or non-registered products over which GSAM or its advisory affiliates have investment discretion;

•	A systematic withdrawal plan. The Fund reserves the right to limit such redemptions, on an annual basis, to 10% of the value of your Class A Shares;

•	Redemptions or exchanges of Fund shares held through an Employee Benefit Plan using the Fund as part of a qualified default investment alternative or “QDIA”; or

•	Other redemptions, at the discretion of the Trust’s officers, relating to shares purchased through Employee Benefit Plans.

You may be eligible for different or additional exemptions based on your Intermediary; see “Appendix C—Additional Information About Sales Charge Variations, Waivers and Discounts” in the Funds’ prospectus.

HOW TO SELL SHARES

How Can I Sell Shares Of The Fund?

Generally, Shares may be sold (redeemed) only through Intermediaries. Customers of an Intermediary will normally give their redemption instructions to the Intermediary, and the Intermediary will, in turn, place the order with the Transfer Agent. On any business day the Fund is open, the Fund will generally redeem its Shares upon request at their next-determined NAV per share (subject to any applicable CDSC) after the Transfer Agent (or, if applicable, the Authorized Institution) has received and accepted a redemption order in proper form, as described under “How To Buy Shares—How Can I Purchase Shares Of The Fund?” above. Redemptions may be requested by electronic trading platform (through your Intermediary), in writing or by telephone (unless the Intermediary opts out of the telephone redemption privilege on the account application). You should contact your Intermediary to discuss redemptions and redemption proceeds. The Fund may transfer redemption proceeds to an account with your Intermediary. In the alternative, your Intermediary may request that redemption proceeds be sent to you by check or wire (if the wire instructions are designated in the current records of the Transfer Agent).

When Do I Need A Medallion Signature Guarantee To Redeem Shares?

Generally, a redemption request must be in writing and signed by an authorized person with a Medallion signature guarantee if:

•	A request is made in writing to redeem Class A, Investor or Class R Shares in an amount over $50,000 via check;

•	You would like the redemption proceeds sent to an address that is not your address of record; or

•	You would like the redemption proceeds sent to a domestic bank account that is not designated in the current records of the Transfer Agent.

A Medallion signature guarantee must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a Medallion signature guarantee. The written request may be confirmed by telephone with both the requesting party and the designated Intermediary to verify instructions. Additional documentation may be required.

What Do I Need To Know About Telephone Redemption Requests?

The Trust, the Distributor and the Transfer Agent will not be liable for any loss or tax liability you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. The Trust may accept telephone redemption instructions from any person identifying himself or herself as the owner of an account or the owner’s registered representative where the owner has not declined in writing to use this service. Thus, you risk possible losses if a telephone redemption is not authorized by you.

In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs and SS&C Global Investor & Distribution Solutions, Inc. (“SS&C”) each employ reasonable procedures specified by the Trust to confirm that such instructions are genuine. The following general policies are currently in effect:

•	Telephone requests are recorded.

•

Proceeds of telephone redemption requests will be sent to your address of record or authorized account designated in the current records of the Transfer Agent (unless you provide written instructions and a Medallion signature guarantee indicating another address or account).

•

For the 30-day period following a change of address, telephone redemptions will only be filled by a wire transfer to the authorized account designated in the current records of the Transfer Agent (see immediately preceding bullet point). In order to receive the redemption by check during this time period, the redemption request must be in the form of a written, Medallion signature guaranteed letter.

•

The telephone redemption option does not apply to Shares held in an account maintained and serviced by your Intermediary. If your Shares are held in an account with an Intermediary, you should contact your registered representative of record, who may make telephone redemptions on your behalf.

•	The telephone redemption option may be modified or terminated at any time without prior notice.

•	The Fund may allow redemptions via check up to $50,000 in Class A, Investor and Class R Shares requested via telephone.

Note: It may be difficult to make telephone redemptions in times of unusual economic or market conditions.

How Are Redemption Proceeds Paid?

By Wire: You may arrange for your redemption proceeds to be paid as federal funds to an account with your Intermediary or to a domestic bank account designated in the current records of the Transfer Agent. In addition, redemption proceeds may be transmitted through an electronic trading platform to an account with your Intermediary. The following general policies govern wiring redemption proceeds:

•

Redemption proceeds will normally be paid in federal funds, within one business day (or such other times in accordance with the requirements of your Intermediary) following receipt of a properly executed wire transfer redemption request. In certain circumstances, however (such as unusual market conditions or in cases of very large redemptions or excessive trading), it may take up to seven days to pay redemption proceeds.

•

Redemption requests may only be postponed or suspended for longer than seven days as permitted under Section 22(e) of the Investment Company Act of 1940 (the “Investment Company Act”) if (i) the New York Stock Exchange is closed for trading or trading is restricted; (ii) an emergency exists which makes the disposal of securities owned by the Fund or the fair determination of the value of the Fund’s net assets not reasonably practicable; or (iii) the SEC, by order or regulation, permits the suspension of the right of redemption.

•	If you are selling shares you recently paid for by check or purchased by Automated Clearing House (“ACH”), the Fund will pay you when your check or ACH has cleared, which may take up to 15 days.

•	If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed until the Federal Reserve Bank reopens.

•

To change the bank wiring instructions designated in the current records of the Transfer Agent, you must send written instructions signed by an authorized person designated in the current records of the Transfer Agent. A Medallion signature guarantee may be required if you are requesting a redemption in conjunction with the change. None of the Trust, the Investment Adviser or Goldman Sachs assumes any responsibility for the performance of your bank or Intermediary in the transfer process. If a problem with such performance arises, you should deal directly with your bank or Intermediary.

By Check: You may elect to receive your redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within one business day (or such other times in accordance with the requirements of your Intermediary) following receipt of a properly executed redemption request, except in certain circumstances (such as those set forth above with respect to wire transfer redemption requests). If you are selling shares you recently paid for by check or ACH, the Fund will pay you when your check or ACH has cleared, which may take up to 15 days.

What Else Do I Need To Know About Redemptions?

The following generally applies to redemption requests:

•	Shares of each Fund continue to earn dividends up to, but not including, the date of settlement.

•	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.

•

Intermediaries are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, Intermediaries may set times by which they must receive redemption requests. Intermediaries may also require additional documentation from you.

The Trust reserves the right to:

•

Redeem your shares in the event your Intermediary’s relationship with Goldman Sachs is terminated, and you do not transfer your account to another Intermediary or in the event that the Fund is no longer an option in your Employee Benefit Plan or no longer available through your Eligible Fee-Based Program.

•

Redeem your shares if your account balance is below the required Fund minimum. The Fund will not redeem your shares on this basis if the value of your account falls below the minimum account balance solely as a result of market conditions. The Fund will give you 60 days prior written notice to allow you to purchase sufficient additional shares of the Fund in order to avoid such redemption. Different rules may apply to investors who have established brokerage accounts with Goldman Sachs in accordance with the terms and conditions of their account agreements.

•	Redeem your shares in the case of actual or suspected threatening conduct or actual or suspected fraudulent, suspicious or illegal activity by you or any other individual associated with your account.

•	Subject to applicable law, redeem your shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.

•

Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities. In addition, if you receive redemption proceeds in-kind, you will be subject to market gains or losses upon the disposition of those securities.

•

Reinvest any amounts (e.g., dividends, distributions or redemption proceeds) which you have elected to receive by check should your check remain uncashed for more than 180 days. No interest will accrue on amounts represented by uncashed checks. Your check will be reinvested in your account at the NAV on the day of the reinvestment. When reinvested, those amounts are subject to the risk of loss like any Fund investment. If you elect to receive distributions in cash and a check remains uncashed for more than 180 days, your cash election may be changed automatically to reinvest and your future dividend and capital gains distributions will be reinvested in the Fund at the NAV as of the date of payment of the distribution. This provision may not apply to certain retirement or qualified accounts, accounts with a non-U.S. address or closed accounts. Your participation in a systematic withdrawal program may be terminated if a check remains uncashed.

•	Charge an additional fee in the event a redemption is made via wire transfer.

The Fund typically expects to meet redemption requests by using holdings of cash or cash equivalents and/or proceeds from the sale of portfolio holdings. In addition, under stressed market conditions, as well as for other temporary or emergency purposes, the Fund may distribute redemption proceeds in-kind (instead of cash), access a line of credit or overdraft facility, or borrow through other sources to meet redemption requests.

None of the Trust, the Investment Adviser or Goldman Sachs will be responsible for any loss in an investor’s account or tax liability resulting from an involuntary redemption.

Can I Reinvest Redemption Proceeds In The Same Or Another Goldman Sachs Fund?

You may redeem shares of the Fund and reinvest a portion or all of the redemption proceeds in the same share class of another Goldman Sachs Fund at NAV, except as provided below. To be eligible for this privilege, you must have held the shares you want to redeem for at least 30 days and you must reinvest the share proceeds within 90 days after you redeem. You should obtain and read the applicable prospectus before investing in any other Goldman Sachs Fund.

You may reinvest redemption proceeds as follows:

•

If you redeem Class A Shares and then reinvest in Class A Shares as described above, your investment will be made into the relevant Goldman Sachs Fund at the public offering price, which may include a sales charge, unless a sales charge has previously been paid on the investment represented by the redeemed shares (i.e., the shares to be redeemed were originally issued in exchange or through the reinvestment privilege for shares on which a sales charge was paid), in which case the reinvestment will be made at NAV.

•

If you pay a CDSC upon redemption of Class A Shares and then reinvest in Class A Shares of another Goldman Sachs Fund as described above, your account will be credited with the amount of the CDSC you paid. The reinvested shares will, however, continue to be subject to a CDSC. The holding period of the shares acquired through reinvestment will include the holding period of the redeemed shares for purposes of computing the CDSC payable upon a subsequent redemption.

•

The reinvestment privilege may be exercised at any time in connection with transactions in which the proceeds are reinvested at NAV in a tax-sheltered employee benefit plan. In other cases, the reinvestment privilege may be exercised once per year upon receipt of a written request.

•	You may be subject to tax as a result of a redemption. You should consult your tax adviser concerning the tax consequences of a redemption and reinvestment.

Can I Exchange My Investment From One Goldman Sachs Fund To Another Goldman Sachs Fund?

You may exchange shares of a Goldman Sachs Fund at NAV without the imposition of an initial sales charge or CDSC, if applicable, at the time of exchange for certain shares of another Goldman Sachs Fund. The exchange privilege may be materially modified or withdrawn at any time upon 60 days’ written notice. You should contact your Intermediary to arrange for exchanges of shares of the Fund for shares of another Goldman Sachs Fund.

You should keep in mind the following factors when making or considering an exchange:

•

You should obtain and carefully read the prospectus of the Goldman Sachs Fund you are acquiring before making an exchange. You should be aware that not all Goldman Sachs Funds may offer all share classes.

•	Currently, the Fund does not impose any charge for exchanges although the Fund may impose a charge in the future.

•

The exchanged shares of the new Goldman Sachs Fund may later be exchanged for shares of the same class of the original Fund held at the next determined NAV without the imposition of an initial sales charge or CDSC. However, if additional shares of the new Goldman Sachs Fund were purchased after the initial exchange, and that Fund’s shares do not impose a sales charge or CDSC, then the applicable sales charge or CDSC of the original Fund’s shares will be imposed upon the exchange of those shares.

•

When you exchange shares subject to a CDSC, no CDSC will be charged at that time. However, for purposes of determining the amount of CDSC applicable to those shares acquired in the exchange, the length of time you have owned the shares will be measured from the date you acquired the original shares subject to a CDSC, and the amount and terms of the CDSC will be those applicable to the original shares acquired and will not be affected by a subsequent exchange.

•	Eligible investors may exchange certain classes of shares for another class of shares of the same Fund. For further information, contact your Intermediary.

•

All exchanges which represent an initial investment in a Goldman Sachs Fund must satisfy the minimum initial investment requirement of that Fund. This requirement may be waived at the discretion of the Trust. Exchanges into a Goldman Sachs Fund need not meet the traditional minimum investment requirement for that Fund if the entire balance of the original Fund account is exchanged.

•	Exchanges are available only in states where exchanges may be legally made.

•	It may be difficult to make telephone exchanges in times of unusual economic or market conditions.

•

Goldman Sachs and SS&C may use reasonable procedures described above in “How To Sell Shares—What Do I Need To Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.

•	Normally, a telephone exchange will be made only to an identically registered account.

•	Exchanges into Goldman Sachs Funds or certain share classes of Goldman Sachs Funds that are closed to new investors may be restricted.

For federal income tax purposes, an exchange from one Goldman Sachs Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. Exchanges within Employee Benefit Plan accounts will not result in capital gains or loss for federal or state income tax purposes. You should consult your tax adviser concerning the tax consequences of an exchange.

SHAREHOLDER SERVICES

Can I Arrange To Have Automatic Investments Made On A Regular Basis?

You may be able to make automatic investments in Class A Shares through your bank via ACH transfer or via bank draft or through your Intermediary each month. The minimum dollar amount for this service is $250 for the initial investment and $50 per month for additional investments. Forms for this option are available online at am.gs.com and from your Intermediary, or you may check the appropriate box on the account application.

Can My Distributions From The Fund Be Invested In Other Goldman Sachs Funds?

You may elect to cross-reinvest distributions paid by a Goldman Sachs Fund in shares of the same class of other Goldman Sachs Funds.

•	Shares will be purchased at NAV.

•	You may elect cross-reinvestment into an identically registered account or a similarly registered account provided that at least one name on the account is registered identically.

•	You cannot make cross-reinvestments into a Goldman Sachs Fund unless that Fund’s minimum initial investment requirement is met.

•	You should obtain and read the prospectus of the Goldman Sachs Fund into which distributions are invested.

Can I Arrange To Have Automatic Exchanges Made On A Regular Basis?

You may elect to exchange automatically a specified dollar amount of Class A Shares of the Fund for shares of the same class of other Goldman Sachs Funds.

•	Shares will be purchased at NAV if a sales charge had been imposed on the initial purchase.

•	You may elect to exchange into an identically registered account or a similarly registered account provided that at least one name on the account is registered identically.

•

Shares subject to a CDSC acquired under this program may be subject to a CDSC at the time of redemption from the Goldman Sachs Fund into which the exchange is made depending upon the date and value of your original purchase.

•	Automatic exchanges are made monthly on the 15th day of each month or the first business day thereafter.

•	Minimum dollar amount: $50 per month.

•	You cannot make automatic exchanges into a Goldman Sachs Fund unless that Fund’s minimum initial investment requirement is met.

•	You should obtain and read the prospectus of the Goldman Sachs Fund into which automatic exchanges are made.

•	An exchange is considered a redemption and a purchase and therefore may be a taxable transaction.

Can I Have Systematic Withdrawals Made On A Regular Basis?

You may redeem from your Class A Share account systematically via check or ACH transfer or through your Intermediary in any amount of $50 or more.

•

It is normally undesirable to maintain a systematic withdrawal plan at the same time that you are purchasing additional Class A Shares because of the sales charges that are imposed on certain purchases of Class A Shares and because of the CDSCs that are imposed on certain redemptions of Class A Shares.

•

Checks are normally mailed within two business days after your selected systematic withdrawal date of either the 15th or 25th of the month. ACH payments may take up to three business days to post to your account after your selected systematic withdrawal date between, and including, the 3rd and 26th of the month.

•	Each systematic withdrawal is a redemption and therefore may be a taxable transaction.

•

The CDSC applicable to Class A Shares redeemed under the systematic withdrawal plan may be waived. The Fund reserves the right to limit such redemptions, on an annual basis, to 10% of the value of your Class A Shares.

What Types Of Reports Will I Be Sent Regarding My Investment?

Intermediaries are responsible for providing any communication from the Fund to shareholders, including but not limited to, prospectuses, prospectus supplements, proxy materials and notices regarding the source of dividend payments under Section 19 of the Investment Company Act. They may charge additional fees not described in the Prospectus to their customers for such services.

You will be provided with a printed confirmation of each transaction in your account and a quarterly account statement if you invest in Class A, Investor or Class R Shares and a monthly account statement if you invest in Institutional, Service or Class R6 Shares. If your account is held through your Intermediary, you will receive this information from your Intermediary.

You will also receive an annual shareholder report and a semi-annual shareholder report. If you have consented to the delivery of a single copy of shareholder reports, prospectuses and other information to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting your Intermediary or Goldman Sachs Funds at the appropriate phone number or address found on the back cover of the Prospectus. The Fund will begin sending individual copies to you within 30 days after receipt of your revocation. If your account is held through an Intermediary, please contact the Intermediary to revoke your consent.

DISTRIBUTION AND SERVICE FEES

What Are The Different Distribution And/Or Service Fees Paid By The Fund’s Shares?

The Trust has adopted distribution and service plans (each a “Plan”) under which Class A and Class R Shares bear distribution and/or service fees paid to Goldman Sachs, some of which Goldman Sachs may pay to Intermediaries. Intermediaries seek distribution and/or servicing fee revenues to, among other things, offset the cost of servicing small and medium sized plan investors and providing information about the Fund. If the fees received by Goldman Sachs pursuant to the Plans exceed its expenses, Goldman Sachs may realize a profit from these arrangements. Goldman Sachs generally receives and pays the distribution and service fees on a quarterly basis.

Under the Plans, Goldman Sachs is entitled to a monthly fee for distribution services of up to 0.25% and 0.50%, on an annual basis, of each applicable Fund’s average daily net assets attributed to Class A and Class R Shares, respectively. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of such charges.

The distribution fees are subject to the requirements of Rule 12b-1 under the Investment Company Act, and may be used (among other things) for:

•	Compensation paid to and expenses incurred by Intermediaries, Goldman Sachs and their respective officers, employees and sales representatives;

•	Commissions paid to Intermediaries;

•	Allocable overhead;

•	Telephone and travel expenses;

•	Interest and other costs associated with the financing of such compensation and expenses;

•	Printing of prospectuses for prospective shareholders;

•	Preparation and distribution of sales literature or advertising of any type; and

•	All other expenses incurred in connection with activities primarily intended to result in the sale of Class A and Class R Shares.

Goldman Sachs normally begins accruing the annual 0.25% and 0.50% distribution fees for the Class A and Class R Shares, respectively, as ongoing commissions to Intermediaries immediately. Goldman Sachs generally pays the distribution fee on a quarterly basis.

SERVICE SHARES SERVICE PLAN AND SHAREHOLDER ADMINISTRATION PLAN

The Trust, on behalf of the Acquired Fund, has adopted a Service Plan and Shareholder Administration Plan for Service Shares, pursuant to which Goldman Sachs and certain Intermediaries are entitled to receive payments for their services from the Trust. These payments are equal to 0.25% (annualized) for personal and account maintenance services, plus an additional 0.25% (annualized) for shareholder administration services of the average daily net assets of Service Shares of the Fund that are attributable to or held in the name of Goldman Sachs or an Intermediary for its customers. Fees for personal and account maintenance services are paid pursuant to the Service Shares’ Service Plan and are subject to the requirements of Rule 12b-1 under the Investment Company Act. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of such charges.

RESTRICTIONS ON EXCESSIVE TRADING PRACTICES

Policies and Procedures on Excessive Trading Practices. In accordance with the policy adopted by the Board of Trustees, the Trust discourages frequent purchases and redemptions of Fund shares and does not permit market timing or other excessive trading practices. Purchases and exchanges should be made with a view to longer-term investment purposes only that are consistent with the investment policies and practices of the respective Fund. Excessive, short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund shares held by longer-term shareholders. The Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust and its shareholders (or Goldman Sachs), the Trust (or Goldman Sachs) will exercise this right if, in the Trust’s (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Goldman Sachs), has been or may be disruptive to the Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together to the extent they can be identified. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Trust or its shareholders or would subordinate the interests of the Trust or its shareholders to those of Goldman Sachs or any affiliated person or associated person of Goldman Sachs.

As a deterrent to excessive trading, many foreign equity securities held by the Goldman Sachs Funds are priced by an independent pricing service using fair valuation. For more information on fair valuation, please see “How To Buy Shares—How Are Shares Priced?”

Pursuant to the policy adopted by the Board of Trustees of the Trust, Goldman Sachs has developed criteria that it uses to identify trading activity that may be excessive. Excessive trading activity in the Fund is measured by the number of “round trip” transactions in a shareholder’s account. A “round trip” includes a purchase or exchange into the Fund followed or preceded by a redemption or exchange out of the same Fund. If the Fund detects that a shareholder has completed two or more round trip transactions in a single Fund within a rolling 90-day period, the Fund may reject or restrict subsequent purchase or exchange orders by that shareholder permanently. In addition, the Fund may, in its sole discretion, permanently reject or restrict purchase or exchange orders by a shareholder if the Fund detects other trading activity that is deemed to be disruptive to the management of the Fund or otherwise harmful to the Fund. For purposes of these transaction surveillance procedures, the Fund may consider trading activity in multiple accounts under common ownership, control, or influence. A shareholder that has been restricted from participation in the Fund pursuant to this policy will be allowed to apply for re-entry after one year. A shareholder applying for re-entry must provide assurances acceptable to the Fund that the shareholder will not engage in excessive trading activities in the future.

Goldman Sachs may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. Goldman Sachs will apply the criteria in a manner that, in Goldman Sachs’ judgment, will be uniform.

Fund shares may be held through omnibus arrangements maintained by Intermediaries, such as broker-dealers, investment advisers and insurance companies. In addition, Fund shares may be held in omnibus Employee Benefit Plans, Eligible Fee-Based Programs and other group accounts. Omnibus accounts include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day where the purchases and redemptions of Fund shares by the investors are netted against one another. The identity of individual investors whose purchase and redemption orders are aggregated are ordinarily not tracked by the Fund on a regular basis. A number of these Intermediaries may not have the capability or may not be willing to apply the Fund’s market timing policies. While Goldman Sachs may monitor share turnover at the omnibus account level, the Fund’s ability to monitor and detect market timing by shareholders in these omnibus accounts may be limited in certain circumstances, and certain of these Intermediaries may charge the Fund a fee for providing certain shareholder financial information requested as part of the Fund’s surveillance process. The netting effect makes it more difficult to identify, locate and eliminate market timing activities. In addition, those investors who engage in market timing and other excessive trading activities may employ a variety of techniques to avoid detection. There can be no assurance that the Fund and Goldman Sachs will be able to identify all those who trade excessively or employ a market timing strategy, and curtail their trading in every instance. If necessary, the Trust may prohibit additional purchases of Fund shares by an Intermediary or by certain customers of the Intermediary. Intermediaries may also monitor their customers’ trading activities in the Fund. The criteria used by Intermediaries to monitor for excessive trading may differ from the criteria used by the Fund. If an Intermediary fails to cooperate in the implementation or enforcement of the Trust’s excessive trading policies, the Trust may take certain actions including terminating the relationship.

SHAREHOLDER GUIDE (CLASS P SHARES)

The following section will provide you with answers to some of the most frequently asked questions regarding buying and selling the Fund’s Class P Shares.

Important Notice:

Class P Shares generally are available to the following investors:

•	Clients of the Goldman Sachs Private Wealth Management business unit (“GS PWM”) that custody their positions at Goldman Sachs & Co. LLC (“Goldman Sachs”);

•	Clients of The Goldman Sachs Trust Company, N.A. or The Goldman Sachs Trust Company of Delaware (collectively, the “Trust Companies”) that custody their positions at Goldman Sachs;

•

Clients of Goldman Sachs Wealth Services, L.P. (“Goldman Sachs Wealth Services”) that either custody their positions at Goldman Sachs or with certain intermediaries that are authorized to offer Class P Shares (“Authorized Institutions”) (such clients of GS PWM, the Trust Companies, and Goldman Sachs Wealth Services are collectively referred to herein as “GS Clients”); or

•	Other investors at the discretion of Goldman Sachs Trust’s (the “Trust”) officers.

You may only purchase Class P Shares in accordance with the eligibility criteria described above. If you are a GS Client and propose to transfer your shares to another institution for any reason, or if you are no longer a GS Client, you may be required to redeem your shares of the Fund, or at the discretion of the Trust’s officers, you may be able hold Class P Shares through another institution, which must be an Authorized Institution and the basis on which you hold such Class P Shares may be limited to hold and redeem only. If available in such circumstances, in the alternative you may be able to choose to exchange your shares of the Fund for a different share class offered by the Fund or another Goldman Sachs Fund, which may be offered in another Prospectus. There is no guarantee that a different share class offered by the Fund will be available to clients of the institution to which you intend to transfer your shares or that an option to exchange will be made available. Moreover, the shares you receive in any exchange are subject to different (and possibly higher) fees and expenses (which affect performance). Information regarding these other share classes may be obtained from the institution to which you intend to transfer your shares or from the Transfer Agent by calling the number on the back cover of the Prospectus.

A redemption is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. You should consult your tax adviser concerning the potential tax consequences of investing in Class P Shares. None of the Trust, the Investment Adviser, Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services or an Authorized Institution will be responsible for any loss in an investor’s account or tax liability resulting from a redemption or exchange of Class P Shares. For more information about exchanges, please see “How to Sell Shares—Can I Exchange My Investment From One Goldman Sachs Fund To Another Goldman Sachs Fund.”

HOW TO BUY SHARES

Shares Offering

Shares of the Fund are continuously offered through Goldman Sachs, acting in its capacity as the Fund’s distributor (the “Distributor”). The Fund and the Distributor will have the sole right to accept orders to purchase shares and reserve the right to reject any purchase order in whole or in part.

How Can I Purchase Shares Of The Fund?

If you are a GS Client, you may purchase shares of the Fund through Goldman Sachs, the Trust Companies, Ayco, or an Authorized Institution. Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services, and

Authorized Institutions have been authorized by the Trust to accept purchase, redemption or exchange orders on behalf of the Fund for GS Clients. In order to make an initial investment in the Fund you must furnish to Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services or your Authorized Institution the information in the account application.

To open an account, contact Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services or your Authorized Institution. Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services, and Authorized Institutions will normally give order instructions on behalf of GS Clients to Goldman Sachs, acting in its capacity as the Fund’s transfer agent (the “Transfer Agent”). Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services, or your Authorized Institution, as applicable, is responsible for transmitting accepted orders and payments to the Transfer Agent within the time period agreed upon by them and will set times by which orders and payments must be received by them from GS Clients. The Trust, Transfer Agent, Investment Adviser and their affiliates will not be responsible for any loss in connection with orders that are not transmitted to the Transfer Agent on a timely basis.

The Fund will be deemed to have received an order for purchase, redemption or exchange of Fund shares when the order is accepted in “proper form” by any of the Transfer Agent, Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services or an Authorized Institution, as applicable, on a business day, and the order will be priced at the Fund’s current NAV per share next determined after acceptance by any of the Transfer Agent, Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services or an Authorized Institution, as applicable. Proper form generally means that specific trade details and customer identifying information must be received by the Transfer Agent at the time an order is submitted. Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services and Authorized Institutions may have different requirements regarding what constitutes proper form for trade instructions. Please contact Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services or your Authorized Institution for more information.

What Is My Minimum Investment In The Fund?

No minimum amount is required for initial purchases or additional investments in Class P Shares.

What Should I Know When I Purchase Shares?

All recordkeeping, transaction processing and payments of distributions relating to your account will be performed by Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services, or your Authorized Institution, as applicable, and not by the Fund and its Transfer Agent. Since the Fund will have no record of your transactions, you should contact Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services, or your Authorized Institution, as applicable, to purchase, redeem or exchange shares, to make changes in or give instructions concerning your account or to obtain information about your account. If you transfer your shares, the Trust reserves the right to redeem your shares. The Trust, the Investment Adviser, Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services and an Authorized Institution will not be responsible for any loss in an investor’s account or tax liability resulting from a redemption.

Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services, and Authorized Institutions that invest in shares on behalf of GS Clients may charge fees directly to the GS Clients’ accounts in connection with their investments. You should contact Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services, or your Authorized Institution for information regarding such charges, as these fees, if any, may affect the return that GS Clients realize with respect to their investments.

The Investment Adviser, Distributor and/or their affiliates may make payments or provide services to Authorized Institutions to promote the sale, distribution and/or servicing of shares of the Fund and other Goldman Sachs Funds. These payments are made out of the Investment Adviser’s, Distributor’s and/or their affiliates’ own assets, and are not an additional charge to the Fund. Such payments are intended to compensate Authorized Institutions for, among other things: marketing shares of the Fund and other Goldman Sachs Funds, which may consist of payments relating to the Fund’s inclusion on preferred or recommended fund lists or in certain sales programs sponsored by Authorized Institutions; access to Authorized Institutions’ registered representatives, advisors or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; the provision of analytical or other data to the Investment Adviser or its affiliates relating to sales of shares of the Funds and other Goldman Sachs Funds; the support or purchase of technology platforms/software; and/or other specified services intended to assist in the distribution and marketing of the Fund and other Goldman Sachs Funds, including provision of consultative services to the Investment Adviser or its affiliates relating to marketing and/or sale of shares of the Fund and other Goldman Sachs Funds. The payments may also, to the extent permitted by applicable regulations, sponsor various trainings and educational programs. The payments by the Investment Adviser, Distributor and/or their affiliates, which are in addition to the fees paid for these services by the Fund, may also compensate Authorized Institutions for subaccounting, sub-transfer agency, administrative and/or shareholder processing services. These additional payments may exceed amounts earned on these assets by the Investment Adviser, Distributor and/or their affiliates for the performance of these or similar services. The amount of these additional payments is normally not expected to exceed 0.50% (annualized) of the amount sold or invested through Authorized Institutions. In addition, certain Authorized Institutions may have access to certain services from the Investment Adviser, Distributor and/or their affiliates, including research reports, economic analysis, and portfolio analysis, portfolio construction and similar tools and software. In certain cases, Authorized Institutions may not pay for these products or services or may only pay for a portion of the total cost of these products or services. Please refer to the “Payments to Others (Including Intermediaries)” section of the SAI for more information about these payments and services.

The payments made by the Investment Adviser, Distributor and/or their affiliates and the services provided by each of Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services, or an Authorized Institution may differ. The presence of these payments, receipt of these services and the basis on which Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services, or an Authorized Institution compensates its registered representatives, advisors or salespersons may create an incentive for a particular registered representative, advisor or salesperson to highlight, feature or recommend the Fund based, at least in part, on the level of compensation paid. You should contact Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services, or your Authorized Institution for more information about the payments it receives and any potential conflicts of interest.

What Else Should I Know About Share Purchases?

The Trust reserves the right to:

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Require Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services, or an Authorized Institution to refuse to open an account if you fail to (i) provide a taxpayer identification number, a Social Security Number or other government-issued identification (e.g., for an individual, a driver’s license or passport) or (ii) certify that such number or other information is correct (if required to do so under applicable law).

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Reject or restrict any purchase or exchange order by a particular purchaser (or group of related purchasers) for any reason in its discretion. Without limiting the foregoing, the Trust may reject or restrict purchase and exchange orders by a particular purchaser (or group of related purchasers) when a pattern of frequent purchases, sales or exchanges of shares of the Fund is evident, or if purchases, sales or exchanges are, or a subsequent redemption might be, of a size that would disrupt the management of the Fund.

•	Close the Fund to new investors from time to time and reopen any such Fund whenever it is deemed appropriate by the Investment Adviser.

•	Provide for, modify or waive the minimum investment requirements.

•	Modify the manner in which shares are offered.

•	Modify the sales charge rate applicable to future purchases of shares.

Shares of the Fund are only registered for sale in the United States and certain of its territories. Generally, shares of the Fund will only be offered or sold to “U.S. persons” and all offerings or other solicitation activities will be conducted within the United States, in accordance with the rules and regulations of the Securities Act of 1933, as amended (“Securities Act”).

The Fund may allow you to purchase shares through Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services or an Authorized Institution with securities instead of cash if consistent with the Fund’s investment policies and operations and approved by the Investment Adviser.

Notwithstanding the foregoing, the Trust, Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services and any Authorized Institution reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust, Goldman Sachs, the Trust Companies and Goldman Sachs Wealth Services will not be liable for any loss resulting from rejected purchase or exchange orders.

Please be advised that abandoned or unclaimed property laws for certain states (to which your account may be subject) require financial organizations to transfer (escheat) unclaimed property (including shares of the Fund) to the appropriate state if no activity occurs in an account for a period of time specified by state law. For IRA accounts escheated to a state under these abandoned property laws, the escheatment will generally be treated as a taxable distribution to you; federal and any applicable state income tax will be withheld. This may apply to your Roth IRA as well.

Customer Identification Program. Federal law requires the Fund to obtain, verify and record identifying information for certain investors, which will be reviewed solely for customer identification purposes, which may include the name, residential or business street address, date of birth (for an individual), Social Security Number or taxpayer identification number or other information, for each investor who opens an account directly with the Fund. Applications without the required information may not be accepted by the Fund. Throughout the life of your account, the Fund may request updated identifying information in accordance with their Customer Identification Program. After accepting an application, to the extent permitted by applicable law or their Customer Identification Program, the Fund reserves the right to: (i) place limits on transactions in any account until the identity of the investor is verified; (ii) refuse an investment in the Fund; or (iii) involuntarily redeem an investor’s shares and close an account in the event that the Fund is unable to verify an investor’s identity or are unable to obtain all required information. The Fund and its agents will not be responsible for any loss or tax liability in an investor’s account resulting from the investor’s delay in providing all required information or from closing an account and redeeming an investor’s shares pursuant to their Customer Identification Program.

How Are Shares Priced?

The price you pay when you buy shares is the Fund’s next-determined NAV per share after any of the Transfer Agent, Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services or an Authorized Institution, as applicable, has received and accepted your order in proper form. The price you receive when you sell shares is the Fund’s next-determined NAV per share after any of the Transfer Agent, Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services or an Authorized Institution, as applicable, has received and accepted your order in proper form. Each class generally calculates its NAV as follows:

NAV=	(Value of Assets of the Class) – (Liabilities of the Class)
Number of Outstanding Shares of the Class

The Fund’s investments for which market quotations are readily available are valued at market value on the basis of quotations provided by pricing sources. If accurate quotations are not readily available, if the Fund’s fund accounting agent is unable for other reasons to facilitate pricing of individual securities or calculate the Fund’s NAV, or if the Investment Adviser believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined in good faith under valuation procedures approved by the Board of Trustees. Thus, such pricing may be based on subjective judgments and it is possible that the prices resulting from such valuation procedures may differ materially from the value realized on a sale. Cases where there is no clear indication of the value of the Fund’s investments include, among others, situations where a security or other asset or liability does not have a price source or a price is unavailable.

Equity securities listed on an exchange are generally valued at the last available sale price on the exchange on which they are principally traded. To the extent the Fund invests in foreign equity securities, “fair value” prices will be provided by an independent third-party pricing (fair value) service in accordance with the fair value procedures approved by the Board of Trustees. Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV.

Fixed income securities are generally valued on the basis of prices (including evaluated prices) and quotations provided by pricing services or securities dealers. Pricing services may use matrix pricing or valuation models, which utilize certain inputs and assumptions, including, but not limited to, yield or price with respect to comparable fixed income securities, to determine current value. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but the Fund may hold or transact in such securities in smaller odd lot sizes. Odd lots may trade at lower prices than institutional round lots.

Investments in other open-end registered investment companies (if any), excluding investments in ETFs, are valued based on the NAV of those open-end registered investment companies (which may use fair value pricing as discussed in their prospectuses). Investments in ETFs will generally be valued at the last sale price or official closing price on the exchange on which they are principally traded.

In addition, the Investment Adviser, consistent with its procedures and applicable regulatory guidance, may (but need not) determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or unscheduled market closings; equipment failures; natural or man made disasters or acts of God; armed conflicts; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; ratings downgrades; bankruptcies; and trading limits or suspensions.

One effect of using an independent third-party pricing (fair value) service and fair valuation may be to reduce stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, it involves the risk that the values used by the Fund to price its investments may be different from those used by other investment companies and investors to price the same investments.

Please note the following with respect to the price at which your transactions are processed:

•	NAV per share of each share class is generally calculated by the Fund’s fund accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m.

Eastern time) or such other times as the New York Stock Exchange or NASDAQ market may officially close. Fund shares will generally not be priced on any day the New York Stock Exchange is closed, although Fund shares may be priced on such days if the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the bond markets remain open for all or part of the day.

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On any business day when the SIFMA recommends that the bond markets close early, each Fund reserves the right to close at or prior to the SIFMA recommended closing time. If a Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund’s closing time and credit will be given on the next business day.

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The Trust reserves the right to reprocess purchase (including dividend reinvestments), redemption and exchange transactions that were processed at a NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV, as adjusted.

•	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Consistent with industry practice, investment transactions not settling on the same day are recorded and factored into the Fund’s NAV on the business day following trade date (T+1). The use of T+1 accounting generally does not, but may, result in a NAV that differs materially from the NAV that would result if all transactions were reflected on their trade dates.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange and/or the bond markets are stopped at a time other than their regularly scheduled closing times. In the event the New York Stock Exchange and/or the bond markets do not open for business, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether the Fund is open for business during this situation, please call the appropriate phone number located on the back cover of the Prospectus.

Foreign securities may trade in their local markets on days the Fund is closed. As a result, if the Fund holds foreign securities, its NAV may be impacted on days when investors may not purchase or redeem Fund shares.

The Fund relies on various sources to calculate its NAV. The ability of the Fund’s fund accounting agent to calculate the NAV per share of each share class of the Fund is subject to operational risks associated with processing or human errors, systems or technology failures, cyber attacks, and errors caused by third party service providers, data sources, or trading counterparties. Such failures may result in delays in the calculation of the Fund’s NAV and/or the inability to calculate NAV over extended time periods. The Fund may be unable to recover any losses associated with such failures. In addition, if the third party service providers and/or data sources upon which the Fund directly or indirectly relies to calculate its NAV or price individual securities are unavailable or otherwise unable to calculate the NAV correctly, it may be necessary for alternative procedures to be utilized to price the securities at the time of determining the Fund’s NAV.

When Will Shares Be Issued And Dividends Begin To Be Accrued?

Net investment income dividends that are declared daily and paid monthly will begin to be accrued as follows:

•	Shares Purchased by Federal Funds Wire:

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If a purchase order is received in proper form before a Fund closes, shares will generally be issued and dividends will generally begin to accrue on the purchased shares on the later of (i) the business day after payment is received, or (ii) the day that the federal funds wire is received by The Northern Trust Company. Failure to provide payment on settlement date may result in a delay in accrual.

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If a purchase order is placed through an intermediary that settles through the National Securities Clearing Corporation (the “NSCC”), the purchase order will begin accruing dividends on the NSCC settlement date.

•	Shares Purchased by Check:

•

If a purchase order is received in proper form before a Fund closes, shares will generally be issued and dividends will generally begin to accrue on the purchased shares no later than two business days after payment is received.

Other dividends or distributions will be distributed annually as a declared event and paid to shareholders of record on the record date for such events.

HOW TO SELL SHARES

How Can I Sell Shares Of The Fund?

Generally, shares may be sold (redeemed) only through Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services, or an Authorized Institution. Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services and Authorized Institutions will normally give redemption instructions on behalf of GS Clients to the Transfer Agent. On any business day the Fund is open, the Fund will generally redeem its shares upon request at their next-determined NAV per share after any of the Transfer Agent, Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services Goldman Sachs Wealth Services or an Authorized Institution, as applicable, has received and accepted a redemption order in proper form, as described under “How To Buy Shares— How Can I Purchase Shares Of The Fund?” above. Redemptions may be requested by electronic trading platform, in writing or by telephone (unless Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services, or an Authorized Institution opts out of the telephone redemption privilege on the account application). You should contact Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services or your Authorized Institution, to discuss redemptions and redemption proceeds. The Fund may transfer redemption proceeds to an account with Goldman Sachs, the Trust Companies, Ayco, or your Authorized Institution. In the alternative, Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services, or your Authorized Institution may request that redemption proceeds be sent to you by check or wire (if the wire instructions are designated in the current records of the Transfer Agent).

When Do I Need A Medallion Signature Guarantee To Redeem Shares?

Generally, a redemption request must be in writing and signed by an authorized person with a Medallion signature guarantee if:

•	You would like the redemption proceeds sent to an address that is not your address of record; or

•	You would like the redemption proceeds sent to a domestic bank account that is not designated in the current records of the Transfer Agent.

A Medallion signature guarantee must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a Medallion signature guarantee. The written request may be confirmed by telephone with both the requesting party and the designated Authorized Institution to verify instructions. Additional documentation may be required.

What Do I Need To Know About Telephone Redemption Requests?

The Trust and Goldman Sachs will not be liable for any loss or tax liability you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine.

The Trust may accept telephone redemption instructions from any person identifying himself or herself as the owner of an account or the owner’s registered representative where the owner has not declined in writing to use this service. Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services, or your Authorized Institution may submit redemption requests by telephone on your behalf. Thus, you risk possible losses if a telephone redemption is not authorized by you.

In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, the Transfer Agent and SS&C Global Investor & Distribution Solutions, Inc. (“SS&C”) each employ reasonable procedures specified by the Trust to confirm that such instructions are genuine. The following general policies are currently in effect:

•	Telephone requests are recorded.

•

Proceeds of telephone redemption requests will be sent to your address of record or authorized account designated in the current records of the Transfer Agent (unless you provide written instructions and a Medallion signature guarantee indicating another address or account).

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For the 30-day period following a change of address, telephone redemptions will only be filled by a wire transfer to the authorized account designated in the current records of the Transfer Agent (see immediately preceding bullet point). In order to receive the redemption by check during this time period, the redemption request must be in the form of a written, Medallion signature guaranteed letter.

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The telephone redemption option does not apply to shares held in an account maintained and serviced by your Authorized Institution. If your shares are held in an account with an Authorized Institution, you should contact your registered representative of record, who may make telephone redemptions on your behalf.

•	The telephone redemption option may be modified or terminated at any time without prior notice.

Note: It may be difficult to make telephone redemptions in times of unusual economic or market conditions.

How Are Redemption Proceeds Paid?

By Wire: You may arrange for your redemption proceeds to be paid as federal funds to an account with Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services, or your Authorized Institution or to a domestic bank account designated in the current records of the Transfer Agent. In addition, redemption proceeds may be transmitted through an electronic trading platform to an account with Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services, or your Authorized Institution. The following general policies govern wiring redemption proceeds:

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Redemption proceeds will normally be paid in federal funds, within one business day (or such other times in accordance with the requirements of Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services, or your Authorized Institution) following receipt of a properly executed wire transfer redemption request. In certain circumstances, however (such as unusual market conditions or in cases of very large redemptions or excessive trading), it may take up to seven days to pay redemption proceeds.

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Redemption requests may only be postponed or suspended for longer than seven days as permitted under Section 22(e) of the Investment Company Act of 1940 (the “Investment Company Act”) if (i) the New York Stock Exchange is closed for trading or trading is restricted; (ii) an emergency exists which makes the disposal of securities owned by the Fund or the fair determination of the value of the Fund’s net assets not reasonably practicable; or (iii) the SEC, by order or regulation, permits the suspension of the right of redemption.

•	If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days.

•	If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed until the Federal Reserve Bank reopens.

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To change the bank wiring instructions designated in the current records of the Transfer Agent, you must send written instructions signed by an authorized person designated in the current records of the Transfer Agent. A Medallion signature guarantee may be required if you are requesting a redemption in conjunction with the change.

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None of the Trust, the Investment Adviser or the Transfer Agent assumes any responsibility for the performance of your bank, Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services, or Authorized Institution in the transfer process. If a problem with such performance arises, you should deal directly with your bank, Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services, or Authorized Institution.

By Check: You may elect to receive your redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within one business day (or such other times in accordance with the requirements of your Authorized Institution) following receipt of a properly executed redemption request, except in certain circumstances (such as those set forth above with respect to wire transfer redemption requests). If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days.

What Else Do I Need To Know About Redemptions?

The following generally applies to redemption requests:

•	Shares of the Fund continue to earn dividends up to, but not including, the date of settlement.

•	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.

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Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services and Authorized Institutions are responsible for the timely transmittal of redemption requests by GS Clients to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services and Authorized Institutions may set times by which they must receive redemption requests. Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services or Authorized Institutions may also require additional documentation from you.

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As disclosed above, if you are a GS Client and propose to transfer your shares to another institution for any reason, you may be required to either redeem your shares of the Fund or if available, you may be able to choose to exchange your shares of the Fund for a different share class offered by the Fund, which may be offered in another Prospectus.

The Trust reserves the right to:

•	Redeem your shares in the event any of Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services or your Authorized Institution is no longer authorized to offer Class P Shares.

•	Redeem your shares in the case of actual or suspected threatening conduct or actual or suspected fraudulent, suspicious or illegal activity by you or any other individual associated with your account.

•	Subject to applicable law, redeem your shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.

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Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities. In addition, if you receive redemption proceeds in-kind, you will be subject to market gains or losses upon the disposition of those securities.

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Reinvest any amounts (e.g., dividends, distributions or redemption proceeds) which you have elected to receive by check should your check remain uncashed for more than 180 days. No interest will accrue on amounts represented by uncashed checks. Your check will be reinvested in your account at the NAV on the day of the reinvestment. When reinvested, those amounts are subject to the risk of loss like any Fund investment. If you elect to receive distributions in cash and a check remains uncashed for more than 180 days, your cash election may be changed automatically to reinvest and your future dividend and capital gains distributions will be reinvested in the Fund at the NAV as of the date of payment of the distribution. This provision may not apply to certain retirement or qualified accounts, accounts with a non-U.S. address or closed accounts. Your participation in a systematic withdrawal program may be terminated if a check remains uncashed.

•	Charge an additional fee in the event a redemption is made via wire transfer.

•	Terminate your account if you are no longer a GS Client, or otherwise no longer eligible to invest in Class P Shares of the Fund.

The Fund typically expects to meet redemption requests by using holdings of cash or cash equivalents and/or proceeds from the sale of portfolio holdings. In addition, under stressed market conditions, as well as for other temporary or emergency purposes, the Fund may distribute redemption proceeds in-kind (instead of cash), access a line of credit or overdraft facility, or borrow through other sources to meet redemption requests.

None of the Trust, the Investment Adviser, Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services or an Authorized Institution will be responsible for any loss in an investor’s account or tax liability resulting from an involuntary redemption.

Can I Exchange My Investment From One Goldman Sachs Fund To Another Goldman Sachs Fund?

You may exchange your shares at NAV at the time of exchange for Class P Shares of another Goldman Sachs Fund. The exchange privilege may be materially modified or withdrawn at any time upon 60 days’ written notice. You should contact Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services or your Authorized Institution to arrange for the exchange of your shares for Class P Shares of another Goldman Sachs Fund. If you propose to transfer your Class P Shares to another institution for any reason, you may be required to either redeem your shares of the Fund or if available, you may be able to choose to exchange your shares of the Fund for a different share class offered by the Fund or another Goldman Sachs Fund, which may be offered in another Prospectus. For more information, please see “How to Sell Shares—What Else Do I Need to Know About Redemptions?” The shares you receive in any exchange are subject to different (and possibly higher) fees and expenses (which affect performance).

You should keep in mind the following factors when making or considering an exchange:

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You should obtain and carefully read the prospectus of the Goldman Sachs Fund you are acquiring before making an exchange. You should be aware that not all Goldman Sachs Funds may offer all share classes.

•	Currently, the Fund does not impose any charge for exchanges, although the Fund may impose a charge in the future.

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All exchanges which represent an initial investment in a Goldman Sachs Fund must satisfy the minimum initial investment requirement of that Fund. This requirement may be waived at the discretion of the Trust. Exchanges into a Goldman Sachs Fund need not meet the traditional minimum investment requirements for that Fund if the entire balance of the original Fund account is exchanged.

•	Exchanges are available only in states where exchanges may be legally made.

•	It may be difficult to make telephone exchanges in times of unusual economic or market conditions.

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The Transfer Agent and SS&C may use reasonable procedures described above in “How To Sell Shares—What Do I Need To Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.

•	Normally, a telephone exchange will be made only to an identically registered account.

•	Exchanges into Goldman Sachs Funds or certain share classes of Goldman Sachs Funds that are closed to new investors may be restricted.

For federal income tax purposes, an exchange from one Goldman Sachs Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should consult your tax adviser concerning the tax consequences of an exchange.

SHAREHOLDER SERVICES

Can My Distributions From The Fund Be Invested In Other Goldman Sachs Funds?

You may elect to cross-reinvest distributions paid by a Goldman Sachs Fund in shares of the same class of other Goldman Sachs Funds.

•	Shares will be purchased at NAV.

•	You may elect cross-reinvestment into an identically registered account or a similarly registered account provided that at least one name on the account is registered identically.

•	You cannot make cross-reinvestments into a Goldman Sachs Fund unless that Fund’s minimum initial investment requirement is met.

•	You should obtain and read the prospectus of the Goldman Sachs Fund into which distributions are invested.

What Types Of Reports Will I Be Sent Regarding My Investment?

Each of Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services or an Authorized Institution is responsible for providing any communication from the Fund to shareholders, including but not limited to, prospectuses, prospectus supplements, proxy materials and notices regarding the source of dividend payments under Section 19 of the Investment Company Act. They may charge additional fees not described in the Prospectus to GS Clients for such services.

Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services or an Authorized Institution will provide you with a printed confirmation of each transaction in your account and a monthly account statement.

You will also receive an annual shareholder report and a semi-annual shareholder report. If you have consented to the delivery of a single copy of shareholder reports, prospectuses and other information to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services or your Authorized Institution. The Fund will begin sending individual copies to you within 30 days after receipt of your revocation.

RESTRICTIONS ON EXCESSIVE TRADING PRACTICES

Policies and Procedures on Excessive Trading Practices. In accordance with the policy adopted by the Board of Trustees, the Trust discourages frequent purchases and redemptions of Fund shares and does not permit market timing or other excessive trading practices. Purchases and exchanges should be made with a view to longer-term investment purposes only that are consistent with the investment policies and practices of the respective Fund.

Excessive, short-term (market timing) trading practices may disrupt portfolio management strategies, increase administrative costs, harm Fund performance and result in dilution in the value of Fund shares held by longer-term shareholders. The Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust and its shareholders (or Goldman Sachs), the Trust (or Goldman Sachs) will exercise this right if, in the Trust’s (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Goldman Sachs), has been or may be disruptive to the Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together to the extent they can be identified. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Trust or its shareholders or would subordinate the interests of the Trust or its shareholders to those of Goldman Sachs or any affiliated person or associated person of Goldman Sachs.

As a deterrent to excessive trading, many foreign equity securities held by the Goldman Sachs Funds are priced by an independent pricing service using fair valuation. For more information on fair valuation, please see “How To Buy Shares—How Are Shares Priced?”

Pursuant to the policy adopted by the Board of Trustees of the Trust, Goldman Sachs has developed criteria that it uses to identify trading activity that may be excessive. Excessive trading activity in the Fund is measured by the number of “round trip” transactions in a shareholder’s account. A “round trip” includes a purchase or exchange into the Fund followed or preceded by a redemption or exchange out of the same Fund. If the Fund detects that a shareholder has completed two or more round trip transactions in a single Fund within a rolling 90-day period, the Fund may reject or restrict subsequent purchase or exchange orders by that shareholder permanently. In addition, the Fund may, in its sole discretion, permanently reject or restrict purchase or exchange orders by a shareholder if the Fund detects other trading activity that is deemed to be disruptive to the management of the Fund or otherwise harmful to the Fund. For purposes of these transaction surveillance procedures, the Fund may consider trading activity in multiple accounts under common ownership, control, or influence. A shareholder that has been restricted from participation in the Fund pursuant to this policy will be allowed to apply for re-entry after one year. A shareholder applying for re-entry must provide assurances acceptable to the Fund that the shareholder will not engage in excessive trading activities in the future.

Goldman Sachs may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. Goldman Sachs will apply the criteria in a manner that, in Goldman Sachs’ judgment, will be uniform.

Fund shares may be held through omnibus arrangements maintained by Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services or Authorized Institutions. Omnibus accounts include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day where the purchases and redemptions of Fund shares by the investors are netted against one another. The identity of individual investors whose purchase and redemption orders are aggregated are ordinarily not tracked by the Fund on a regular basis. Goldman Sachs, the Trust Companies, Goldman Sachs Wealth Services or an Authorized Institution may not have the capability or may not be willing to apply the Fund’s market timing policies. While Goldman Sachs, the Trust Companies and Goldman Sachs Wealth Services may monitor share turnover at the omnibus account level, the Fund’s ability to monitor and detect market timing by shareholders in these omnibus accounts may be limited in certain circumstances, and certain Authorized Institutions may charge the Fund a fee for providing certain shareholder financial information requested as part of the Fund’s surveillance process. The netting effect makes it more difficult to identify, locate and eliminate market timing activities. In addition, those investors who engage in market timing and other excessive trading activities may employ a variety of techniques to avoid detection. There can be no assurance that the Fund and Goldman Sachs, the Trust Companies and Goldman Sachs Wealth Services will be able to identify all those who trade excessively or employ a market timing strategy, and curtail their trading in every instance. If necessary, the Trust may prohibit additional purchases of Fund shares by an Authorized Institution or by certain clients of the Authorized

Institution. Authorized Institutions may also monitor trading activities by their clients in the Fund. The criteria used by Authorized Institutions to monitor for excessive trading may differ from the criteria used by the Fund. If an Authorized Institution fails to cooperate in the implementation or enforcement of the Trust’s excessive trading policies, the Trust may take certain actions including terminating the relationship.

EXHIBIT D

INTERESTS OF CERTAIN PERSONS

To the knowledge of the Funds, as of December 31, 2025, the following persons owned of record or beneficially 5% or more of the outstanding shares of the class identified of the Acquired Fund or Surviving Fund. Shareholders indicated below holding greater than 25% or more of a Fund are “controlling persons” of that Fund under the 1940 Act.

Government Income Fund

Class	Shareholder Name and Address	Percentage of Class
Class A	Hartford Life Insurance Company, Separate Associated, Attn: David Broeck, 1 Griffin Rd N, Windsor, CT 06095-1512	20.17%

Class A	Edward D Jones & Co, For The Benefit Of Customers, 12555 Manchester Rd, Saint Louis, MO 63131-3710	8.34%

Class A	Merrill Lynch Pierce Fenner, Merrill Lynch Pierce Fenner & Smith, For The Sole Benefit Of It’s Customers, Attn: Service Team 97pp7, Goldman Sachs Funds, 4800 Deer Lake Dr East 3rd Fl, Jacksonville, FL 32246-6484	6.39%

Institutional	Principal Securities Inc, Dcgt As Trustee And/Or Cust, FBO PLIC Various Retirement Plans, Omnibus, Attn: NPIO Trade Desk 711 High St, Des Moines, IA 50392-0001	21.76%

Institutional	National Financial Services LLC, FEBO Customers, Mutual Funds, Attn: Mutual Funds Dept 4th Floor, 499 Washington Blvd, Jersey City, NJ 07310-1995	21.93%

Institutional	Charles Schwab & Co Inc, Special Custody Account For Benefit of Customers, Attn: Mutual Funds, 211 Main St, San Francisco, CA 94105-1901	16.64%

Institutional	MSCS Financial Services LLC, Pentegra Trust Company, c/o Pentegra Services, Inc., 2 Enterprise Drive, Suite 408, Shelton, CT 06484-4657	10.28%

Institutional	MSCS Financial Services LLC, Matrix Trust Company Custodian FBO, Flushing Savings Bank NQ Plans Mast, P.O. Box 52129, Phoenix, AZ 85072-2129	5.95%

Service	Security Benefit Life Insurance Co, UMB Bank Na, FBO Fiduciary For Tax Deferred Accts, 1 SW Security Benefit Pl, Topeka, KS 66636-1000	46.73%

Service	Security Benefit Life Insurance Co, UMB Bank Na, FBO Fiduciary For Tax Deferred Accts, 1 SW Security Benefit Pl, Topeka, KS 66636-1000	30.16%

Service	Hartford Life Insurance Company, Separate Account, 200 Hopmeadow St, Weatogue, CT 06089-9793	15.29%

Investor	Ameriprise Financial Services Inc, American Enterprise Investment SVC, FBO 4199970, 707 2nd Ave S, Minneapolis, MN 55402-2405	44.28%

Investor	LPL Financial, Omnibus Customer Account, Attn: Mutual Fund Trading, 4707 Executive Dr, San Diego, CA 92121-3091	33.57%

Class	Shareholder Name and Address	Percentage of Class

Investor	GWFS Equities, Inc., Empower Trust FBO, Employee Benefits Clients 401(k), 8515 E Orchard Rd 2T2, Greenwood Village, CO 80111-5002	11.73%

Investor	Mid Atlantic Trust Company FBO, BYL Risk Management LLC 401(k) Prof, 1251 Waterfront Place, Suite 525, Pittsburgh, PA 15222-4228	5.82%

Class R	Hartford Life Insurance Company, Separate Associated, Attn: David Broeck, 1 Griffin Rd N, Windsor, CT 06095-1512	61.97%

Class R	GWFS Equities Inc, Empower Trust FBO, Empower Benefit Grand Fathered Plan, 8515 E Orchard Rd 2t2, Greenwood Village, CO 80111-5002	28.80%

Class R	GWFS Equities Inc, Massachusetts Mutual Life Insurance, 1295 State Street MIP M200-Invst, Springfield, MA 01111-0001	7.69%

Class R6	Edward D Jones & Co, For The Benefit Of Customers, 12555 Manchester Rd, Saint Louis, MO 63131-3710	32.28%

Class R6	Empower Financial Services, Massachusetts Mutual Life Insurance, 1295 State Street MIP M200-INVST, Springfield, MA 01111-0001	15.18%

Class R6	National Financial Services LLC, FEBO Customers, Mutual Funds, Attn: Mutual Funds Dept 4th Floor, 499 Washington Blvd, Jersey City, NJ 07310-1995	8.46%

Class R6	Hartford Life Insurance Company, The Hartford, 1 Hartford Plaza, Hartford, CT 06155-001	6.95%

Class R6	National Financial Services LLC, FIIOC, FBO CE Shepherd Company LP 401k Plan, 100 Magellan Way #KW1C, Covington, KY 41015-1987]	6.34%

Class P	Goldman Sachs & Co, FBO Omnibus 6600, c/o Mutual Funds Ops, 222 S Main St, Salt Lake City, UT 84101-2199	97.41%*

U.S. Mortgages Fund

Class	Shareholder Name and Address	Percentage of Class
Class A	ADP/Broker Dealer Inc, State Street Bank And Trustee/Custody, FBO ADP Access Product, 1 Lincoln St, Boston, MA 02111-2901	23.06%

Class A	National Financial Services LLC, FEBO Customers, Mutual Funds, Attn: Mutual Funds Dept 4th Floor, 499 Washington Blvd, Jersey City, NJ 07310-1995	23.51%

Class A	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	21.20%

Class A	Charles Schwab & Co Inc, Special Custody Account For Benefit of Customers, Attn: Mutual Funds, 211 Main St, San Francisco, CA 94105-1901	8.59%

Class A	Ameriprise Financial Services Inc, American Enterprise Investment SVC, FBO 41999970, 707 2nd Ave S, Minneapolis, MN 55402-2405	8.34%

Class A	GWFS Equities Inc, Empower Trust Company LLC TTEE F, Employee Benefits Clients 401(k), 8515 E Orchard Rd 2t2, Greenwood Village, CO 80111-5002	6.54%

Class	Shareholder Name and Address	Percentage of Class

Institutional	National Financial Services LLC, Febo Customers, Mutual Funds, Attn Mutual Funds Dept 4th Floor, 499 Washington Blvd, Jersey City, NJ 07310-1995	48.85%

Institutional	MSCS Financial Services LLC, ANB Bank 0, 3033 E 1st Ave Ste 200, Denver, CO 80206-5618	25.95%

Institutional	Charles Schwab & Co Inc, Special Custody Account FBO Customers, Attn: Mutual Funds, 211 Main St, San Francisco, CA 94105-1901	6.95%

Institutional	Wells Fargo Clearing Services, LLC, Wells Fargo Clearing Services LLC, A/C 1699-0135, Special Custody Acct For The Exclusive Benefit Of Customer, 2801 Market St, Saint Louis, MO 63103-2523	6.68%

Institutional	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	6.05%

Investor	Ameriprise Financial Services Inc, American Enterprise Investment SVC, FBO 41999970, 707 2nd Ave S, Minneapolis, MN 55402-2405	76.30%

Investor	ADP/Broker Dealer Inc, State Street Bank And Trustee/Custody, FBO ADP Access Product, 1 Lincoln St, Boston, MA 02111-2901	9.77%

Investor	Raymond James and Associates, Raymond James, Omnibus For Mutual Funds, Attn: Courtney Waller, 880 Carillon Parkway, St. Petersburg, FL 33716-1102	5.92%

Class R6	National Financial Services LLC, FEBO Customers, Mutual Funds, Attn: Mutual Funds Dept 4th Floor, 499 Washington Blvd, Jersey City, NJ 07310-1995	77.27%

Class R6	Edward D Jones & Co, For The Benefit Of Customers, 12555 Manchester Rd, Saint Louis, MO 63131-3710	8.87%

Class R6	ADP/Broker Dealer Inc, State Street Bank And Trustee/Custody, FBO ADP Access Product, 1 Lincoln St, Boston, MA 02111-2901	6.26%

Class P	Goldman Sachs & Co, FBO Omnibus 6600, c/o Mutual Fund OPS, 222 S Main St, Salt Lake City, UT 84101-2199	99.13%

*

Entity owned more than 25% of the outstanding shares of the Fund. A shareholder owning of record or beneficially more than 25% of a Fund’s outstanding shares may be considered a control person and could have a more significant effect on matters presented at a shareholders’ meeting than votes of other shareholders.

As of December 31, 2025, the Trustees and Officers of each Fund as a group owned less than 1% of the outstanding shares of the Fund.

The votes of the shareholders of the Acquired Fund and Surviving Fund are not being solicited since their approval or consent is not necessary for the Reorganization to take place.

GOVTNI14DOC

PART B

STATEMENT OF ADDITIONAL INFORMATION

DATED January 22, 2026

GOLDMAN SACHS U.S. MORTGAGES FUND

(a series of Goldman Sachs Trust)

Class A Shares	Institutional Shares	Service Shares	Investor Shares	Class R Shares	Class R6 Shares	Class P Shares
GALLX	GILLX	GGUSX	GSLLX	GGURX	GFCUX	GGZPX

71 South Wacker Drive

Chicago, Illinois 60606

This Statement of Additional Information (the “SAI”) is not a prospectus. This SAI should be read in conjunction with the related Information Statement/Prospectus, dated January 22, 2026, which relates to the Class A, Institutional, Service, Investor, Class R, Class R6 and Class P Shares of the Goldman Sachs U.S. Mortgages Fund to be issued in exchange for the corresponding shares of the Goldman Sachs Government Income Fund. Please retain this SAI for further reference. To obtain a copy of the Information Statement/Prospectus free of charge, please write to the Goldman Sachs & Co. LLC at the address set forth above or call the Goldman Sachs Funds at 800-621-2550 (for Class R6, Institutional and Class P Shareholders) or 800-526-7384 (for Class A and Investor Shareholders).

GSAM® is a registered service mark of Goldman Sachs & Co. LLC.

The date of this SAI is January 22, 2026.

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street

New York, New York 10282

GOLDMAN SACHS & CO. LLC

Distributor

200 West Street

New York, NY 10282

GOLDMAN SACHS & CO. LLC

Transfer Agent

71 South Wacker Drive, Suite 1200

Chicago, Illinois, 60606

Toll-free (in U.S.) 800-621-2550 (for Class R6, Institutional and Class P Shareholders) or 800-526-7384 (for Class A and Investor Shareholders).

INTRODUCTION

This SAI is intended to supplement the information provided in an Information Statement/Prospectus dated January 22, 2026 (the “Information Statement/Prospectus”) relating to the proposed Agreement and Plan of Reorganization (the “Agreement and Plan”) between the Goldman Sachs Government Income Fund (the “Acquired Fund”) and the Goldman Sachs U.S. Mortgages Fund (the “Surviving Fund”), each a series of Goldman Sachs Trust, pursuant to which the Acquired Fund will (i) transfer all of its assets attributable to each class of its shares to the Surviving Fund in exchange for shares of the Surviving Fund and the assumption by the Surviving Fund of all of the liabilities of the Acquired Fund; and (ii) distribute to its shareholders a portion of the Surviving Fund shares to which each shareholder is entitled (as discussed below) in complete liquidation of the Acquired Fund (the “Reorganization”).

Under the terms of the Agreement and Plan, the Acquired Fund will transfer all of its assets to the Surviving Fund and the Surviving Fund will assume all of the liabilities of the Acquired Fund. Subsequently, the Acquired Fund will be liquidated and you will become a shareholder of the Surviving Fund. You will receive shares of the Surviving Fund that are equal in aggregate net asset value to the shares of the Acquired Fund that you held on the Closing Date (as defined below). Shareholders of each class of shares of the Acquired Fund will receive the corresponding class of shares of the Surviving Fund, as follows:

Acquired Fund		Surviving Fund
Class A	g	Class A
Institutional	g	Institutional
Service	g	Service
Investor	g	Investor
Class R	g	Class R
Class R6	g	Class R6
Class P	g	Class P

No sales charge, contingent deferred sales charge (“CDSC”), commission, redemption fee or other transactional fee will be charged as a result of the Reorganization, which is scheduled to occur on or about February 27, 2026, but may occur on such earlier or later date as the parties agree in writing (the “Closing Date”).

DOCUMENTS INCORPORATED BY REFERENCE

This SAI consists of these cover pages and the following documents, each of which was filed electronically with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference herein.

1.

The Acquired Fund and Surviving Fund’s annual financial statements for the fiscal year ended March 31, 2025 (File No. 811-05349) as filed with the SEC on June 5, 2025 (Accession No. 0001193125-25-135877).

2.

The Acquired Fund and Surviving Fund’s semi-annual financial statements for the period ended September 30, 2025 (File No. 811-05349) as filed with the SEC on December 3, 2025 (Accession No. 0001193125-25-306725).

3.	The Acquired Fund’s and Surviving Fund’s SAI, dated July 29, 2025 (File No. 811-05349), as filed with the SEC on July 28, 2025 (Accession No. 0001193125-25-166437).

SUPPLEMENTAL FINANCIAL INFORMATION

A table showing the fees of the Acquired Fund and the Surviving Fund, and the fees and expenses of the Surviving Fund on a pro forma basis after giving effect to the Reorganization, is included in the “Summary — The Funds’ Fees and Expenses” section of the Information Statement/Prospectus.

The Reorganization will not result in a material change to the Acquired Fund’s investment portfolio due to the investment restrictions of the Surviving Fund. As a result, schedules of investments of the Acquired Fund modified to show the effects of the Reorganization are not required and are not included. Notwithstanding the foregoing, changes to the Acquired Fund’s portfolio are anticipated in advance of the Reorganization, as described in the Information Statement/Prospectus.

The Surviving Fund will be the accounting survivor of the Reorganization of the Acquired Fund. There are no material differences in accounting policies of the Surviving Fund as compared to those of the Acquired Fund.